UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	09-30-2018

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT
SEPTEMBER 30, 2018

AC Alternatives® Market Neutral Value Fund
Investor Class (ACVVX)
I Class (ACVKX)
A Class (ACVQX)
C Class (ACVHX)
R Class (ACVWX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2018. It provides a market overview (below), followed by a schedule of fund investments and other financial information. For additional commentary and information on fund performance, plus other investment insights, we encourage you to visit our website, americancentury.com.

Upbeat Economy Drove Stock Prices, Treasury Yields Higher

After facing a raucous start to 2018, investors adjusted to heightened market volatility stemming from rising U.S. interest rates, geopolitical tensions, and fears of a global trade war. At the same time, the U.S. economy continued to accelerate, bolstered by the effects of federal tax and regulatory reform. Annualized gross domestic product (GDP) growth jumped from 2.2% in the first quarter to 4.2% in the second quarter, and estimates from the Federal Reserve (Fed) pegged third-quarter GDP growth at approximately 4.0%. Meanwhile, S&P 500 companies reported record earnings growth.

These factors fueled investor optimism toward U.S. stocks. The S&P 500 Index, which reached several milestone levels during the period, returned 11.4% for the six-month period. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks outperformed their larger peers, and growth stocks outperformed their value counterparts, according to Russell Investments.

The backdrop for fixed-income investors was more challenging. The Fed’s rate-hike campaign, combined with improving economic data and an uptick in inflation, drove U.S. Treasury yields higher and investment-grade bond returns lower. The Bloomberg Barclays U.S. Aggregate Bond Index returned -0.1% for the six-month period, while global bond returns were even weaker. Investor preferences for risk extended to the bond market, as spread (non-Treasury) sectors generally outperformed Treasuries. U.S. high-yield corporate bonds were notable outperformers, advancing more than 3% (according to Bloomberg Barclays U.S. Corporate High-Yield Bond Index) on strong corporate earnings and fundamentals, rising oil prices, and investor demand for yield.

With economic growth accelerating, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Fund Characteristics

SEPTEMBER 30, 2018
Top Ten Long Holdings	% of net assets
Royal Dutch Shell plc, Class A ADR	4.69%
iShares Russell 1000 Value ETF	3.43%
Consumer Discretionary Select Sector SPDR Fund	3.14%
HEICO Corp., Class A	2.93%
Walmart, Inc.	2.91%
Crane Co.	2.64%
Zimmer Biomet Holdings, Inc.	2.40%
Cummins, Inc.	2.35%
iShares U.S. Real Estate ETF	2.32%
BAE Systems plc	2.15%

Top Ten Short Holdings	% of net assets
Stryker Corp.	(3.71)%
Costco Wholesale Corp.	(3.63)%
Industrial Select Sector SPDR Fund	(2.97)%
HEICO Corp.	(2.93)%
Royal Dutch Shell plc, Class B ADR	(2.80)%
Lululemon Athletica, Inc.	(2.55)%
Gartner, Inc.	(2.32)%
VF Corp.	(2.24)%
Invesco QQQ Trust Series 1	(2.18)%
Technology Select Sector SPDR Fund	(2.16)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	73.8%
Foreign Common Stocks*	11.3%
Exchange-Traded Funds	9.6%
Domestic Common Stocks Sold Short	(69.5)%
Foreign Common Stocks Sold Short*	(12.3)%
Exchange-Traded Funds Sold Short	(13.1)%
Temporary Cash Investments	4.0%
Other Assets and Liabilities	96.2%**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Amount relates primarily to deposits for securities sold short at period end.

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period(1) 4/1/18 - 9/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$992.20	$17.68	3.54%
I Class	$1,000	$993.30	$16.69	3.34%
A Class	$1,000	$991.10	$18.92	3.79%
C Class	$1,000	$987.50	$22.62	4.54%
R Class	$1,000	$990.90	$20.16	4.04%
Hypothetical
Investor Class	$1,000	$1,007.32	$17.81	3.54%
I Class	$1,000	$1,008.32	$16.82	3.34%
A Class	$1,000	$1,006.07	$19.06	3.79%
C Class	$1,000	$1,002.31	$22.79	4.54%
R Class	$1,000	$1,004.81	$20.30	4.04%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

5

Schedule of Investments

SEPTEMBER 30, 2018 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 85.1%
Aerospace and Defense — 5.8%
BAE Systems plc	1,135,870	$9,324,147
HEICO Corp., Class A(1)	168,353	12,710,652
L3 Technologies, Inc.	14,510	3,085,116
		25,119,915
Airlines — 2.1%
Alaska Air Group, Inc.	56,797	3,911,041
Southwest Airlines Co.(1)	87,350	5,455,008
		9,366,049
Auto Components — 0.8%
Lear Corp.	23,250	3,371,250
Automobiles — 1.5%
Harley-Davidson, Inc.	35,140	1,591,842
Honda Motor Co. Ltd. ADR	106,870	3,214,650
Thor Industries, Inc.	18,450	1,544,265
		6,350,757
Banks — 6.7%
BB&T Corp.(1)	138,660	6,730,556
Home BancShares, Inc.	66,510	1,456,569
PNC Financial Services Group, Inc. (The)	34,880	4,750,307
Prosperity Bancshares, Inc.	38,680	2,682,458
Toronto-Dominion Bank (The)	65,310	3,968,708
U.S. Bancorp(1)	107,270	5,664,929
Wells Fargo & Co.	69,837	3,670,633
		28,924,160
Beverages — 1.5%
PepsiCo, Inc.(1)	58,434	6,532,921
Biotechnology — 1.6%
Gilead Sciences, Inc.(1)	88,560	6,837,718
Capital Markets — 1.3%
AllianceBernstein Holding LP	62,066	1,889,910
BlackRock, Inc.	4,310	2,031,432
Legg Mason, Inc.	56,250	1,756,687
		5,678,029
Communications Equipment — 2.2%
F5 Networks, Inc.(2)	24,030	4,792,062
Juniper Networks, Inc.	154,770	4,638,457
		9,430,519
Construction Materials — 0.8%
Martin Marietta Materials, Inc.	20,240	3,682,668
Consumer Finance — 0.9%
Discover Financial Services(1)	49,580	3,790,391

6

	Shares	Value
Diversified Financial Services — 1.0%
AXA Equitable Holdings, Inc.	210,390	$4,512,865
Diversified Telecommunication Services — 1.6%
AT&T, Inc.	204,298	6,860,327
Electric Utilities — 0.3%
Edison International	17,487	1,183,520
Electrical Equipment — 1.8%
Eaton Corp. plc	56,750	4,921,928
Hubbell, Inc.	23,285	3,110,177
		8,032,105
Electronic Equipment, Instruments and Components — 0.9%
TE Connectivity Ltd.	43,250	3,802,973
Energy Equipment and Services — 0.3%
Schlumberger Ltd.	20,837	1,269,390
Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.(1)	38,000	5,521,400
Food and Staples Retailing — 2.9%
Walmart, Inc.(1)	134,400	12,621,504
Food Products — 0.8%
J.M. Smucker Co. (The)	35,910	3,684,725
Gas Utilities — 0.3%
Atmos Energy Corp.	12,520	1,175,753
Health Care Equipment and Supplies — 4.5%
Medtronic plc	75,530	7,429,886
Siemens Healthineers AG(2)	39,430	1,733,926
Zimmer Biomet Holdings, Inc.(1)	79,367	10,434,379
		19,598,191
Hotels, Restaurants and Leisure — 2.1%
Cheesecake Factory, Inc. (The)	55,690	2,981,642
Cracker Barrel Old Country Store, Inc.	25,770	3,791,540
McDonald's Corp.	13,330	2,229,976
		9,003,158
Industrial Conglomerates — 0.9%
3M Co.	10,040	2,115,528
General Electric Co.	157,965	1,783,425
		3,898,953
Insurance — 1.8%
Chubb Ltd.	42,955	5,740,506
EMC Insurance Group, Inc.	34,808	860,454
MetLife, Inc.	23,173	1,082,643
		7,683,603
Interactive Media and Services — 0.5%
Alphabet, Inc., Class C(2)	1,830	2,184,050
IT Services — 1.3%
International Business Machines Corp.	37,010	5,596,282
Life Sciences Tools and Services — 0.8%
Waters Corp.(2)	18,570	3,615,208

7

	Shares	Value
Machinery — 8.4%
Atlas Copco AB, B Shares	140,320	$3,744,277
Crane Co.(1)	116,380	11,445,973
Cummins, Inc.(1)	69,950	10,217,597
Ingersoll-Rand plc	41,770	4,273,071
Rexnord Corp.(1)(2)	227,023	6,992,308
		36,673,226
Multiline Retail — 0.7%
Target Corp.	34,800	3,069,708
Oil, Gas and Consumable Fuels — 8.5%
Chevron Corp.	16,280	1,990,718
Enterprise Products Partners LP	77,050	2,213,647
EQT Corp.	51,210	2,265,018
EQT Midstream Partners LP	28,110	1,483,646
Noble Energy, Inc.	68,010	2,121,232
Occidental Petroleum Corp.	20,510	1,685,307
Royal Dutch Shell plc, Class A ADR	298,635	20,348,989
Shell Midstream Partners LP	114,001	2,437,341
TOTAL SA ADR	34,480	2,220,167
		36,766,065
Pharmaceuticals — 1.1%
Pfizer, Inc.	110,326	4,862,067
Road and Rail — 1.7%
Norfolk Southern Corp.	7,370	1,330,285
Union Pacific Corp.(1)	38,320	6,239,646
		7,569,931
Semiconductors and Semiconductor Equipment — 3.7%
Cirrus Logic, Inc.(2)	106,883	4,125,684
Intel Corp.	84,820	4,011,138
KLA-Tencor Corp.	30,290	3,080,796
Lam Research Corp.	16,069	2,437,667
Maxim Integrated Products, Inc.	40,820	2,301,840
		15,957,125
Software — 1.9%
Microsoft Corp.	15,896	1,818,026
Oracle Corp. (New York)(1)	122,720	6,327,443
		8,145,469
Specialty Retail — 3.5%
AutoZone, Inc.(1)(2)	7,810	6,058,217
L Brands, Inc.(1)	303,160	9,185,748
		15,243,965
Textiles, Apparel and Luxury Goods — 5.3%
Burberry Group plc	169,810	4,459,808
Michael Kors Holdings Ltd.(2)	118,290	8,109,962
Ralph Lauren Corp.(1)	44,393	6,106,257
Tapestry, Inc.	89,770	4,512,738
		23,188,765

8

	Shares	Value
Trading Companies and Distributors — 2.0%
MSC Industrial Direct Co., Inc., Class A(1)	97,800	$8,617,158
TOTAL COMMON STOCKS (Cost $319,122,532)		369,421,863
EXCHANGE-TRADED FUNDS — 9.6%
Consumer Discretionary Select Sector SPDR Fund	116,204	13,621,433
iShares Russell 1000 Value ETF	117,678	14,900,388
iShares TIPS Bond ETF	29,480	3,261,078
iShares U.S. Real Estate ETF	125,941	10,077,799
TOTAL EXCHANGE-TRADED FUNDS (Cost $36,208,756)		41,860,698
TEMPORARY CASH INVESTMENTS — 4.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 8.125%, 8/15/19 - 5/15/46, valued at $ 10,816,759), in a joint trading account at 2.00%, dated 9/28/18, due 10/1/18 (Delivery value $10,619,216)		10,617,446
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $6,322,487), at 1.05%, dated 9/28/18, due 10/1/18 (Delivery value $6,197,542)		6,197,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	549,604	549,604
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,364,050)		17,364,050
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 98.7% (Cost $372,695,338)		428,646,611
SECURITIES SOLD SHORT — (94.9)%
COMMON STOCKS SOLD SHORT — (81.8)%
Aerospace and Defense — (6.2)%
HEICO Corp.	(137,591)	(12,742,303)
Northrop Grumman Corp.	(25,730)	(8,165,930)
Rolls-Royce Holdings plc	(474,800)	(6,110,569)
		(27,018,802)
Airlines — (2.2)%
American Airlines Group, Inc.	(27,819)	(1,149,760)
Spirit Airlines, Inc.	(174,760)	(8,208,477)
		(9,358,237)
Automobiles — (1.4)%
Tesla, Inc.	(15,190)	(4,021,856)
Toyota Motor Corp. ADR	(18,240)	(2,268,144)
		(6,290,000)
Banks — (6.1)%
Citizens Financial Group, Inc.	(100,010)	(3,857,386)
First Financial Bankshares, Inc.	(71,670)	(4,235,697)
KeyCorp	(250,908)	(4,990,560)
M&T Bank Corp.	(17,440)	(2,869,578)
People's United Financial, Inc.	(99,360)	(1,701,043)
Regions Financial Corp.	(255,798)	(4,693,893)
Royal Bank of Canada	(50,070)	(4,013,663)
		(26,361,820)

9

	Shares	Value
Beverages — (1.5)%
Coca-Cola Co. (The)	(141,460)	$(6,534,037)
Capital Markets — (2.1)%
Eaton Vance Corp.	(68,980)	(3,625,589)
FactSet Research Systems, Inc.	(16,080)	(3,597,257)
T Rowe Price Group, Inc.	(18,000)	(1,965,240)
		(9,188,086)
Construction Materials — (0.9)%
Vulcan Materials Co.	(33,640)	(3,740,768)
Consumer Finance — (0.9)%
American Express Co.	(19,800)	(2,108,502)
Capital One Financial Corp.	(17,789)	(1,688,710)
		(3,797,212)
Distributors — (1.3)%
Pool Corp.	(32,630)	(5,445,294)
Diversified Telecommunication Services — (1.6)%
AT&T, Inc.	(204,298)	(6,860,327)
Electronic Equipment, Instruments and Components — (0.9)%
Amphenol Corp., Class A	(40,900)	(3,845,418)
Energy Equipment and Services — (0.3)%
National Oilwell Varco, Inc.	(27,830)	(1,198,916)
Equity Real Estate Investment Trusts (REITs) — (3.7)%
AvalonBay Communities, Inc.	(15,580)	(2,822,317)
Crown Castle International Corp.	(49,748)	(5,538,445)
Equity Residential	(42,140)	(2,792,196)
Essex Property Trust, Inc.	(7,320)	(1,805,917)
Host Hotels & Resorts, Inc.	(139,300)	(2,939,230)
		(15,898,105)
Food and Staples Retailing — (3.6)%
Costco Wholesale Corp.	(67,111)	(15,763,032)
Food Products — (0.8)%
Danone SA	(46,680)	(3,614,996)
Health Care Equipment and Supplies — (6.1)%
Align Technology, Inc.	(17,150)	(6,709,423)
Becton Dickinson and Co.	(7,320)	(1,910,520)
Koninklijke Philips NV	(37,270)	(1,697,791)
Stryker Corp.	(90,610)	(16,099,585)
		(26,417,319)
Hotels, Restaurants and Leisure — (2.7)%
Chipotle Mexican Grill, Inc.	(14,660)	(6,663,263)
MGM Resorts International	(105,290)	(2,938,644)
Yum! Brands, Inc.	(23,680)	(2,152,749)
		(11,754,656)
Insurance — (2.8)%
Lincoln National Corp.	(68,150)	(4,611,029)
Prudential Financial, Inc.	(11,173)	(1,132,048)
Travelers Cos., Inc. (The)	(32,340)	(4,194,821)

10

	Shares	Value
Zurich Insurance Group AG	(7,660)	$(2,421,166)
		(12,359,064)
Internet and Direct Marketing Retail — (0.9)%
Amazon.com, Inc.	(1,990)	(3,985,970)
IT Services — (2.3)%
Gartner, Inc.	(63,520)	(10,067,920)
Leisure Products — (0.7)%
Polaris Industries, Inc.	(30,900)	(3,119,355)
Life Sciences Tools and Services — (0.8)%
Thermo Fisher Scientific, Inc.	(15,190)	(3,707,575)
Machinery — (7.1)%
Caterpillar, Inc.	(30,294)	(4,619,532)
CNH Industrial NV	(470,003)	(5,644,736)
Donaldson Co., Inc.	(34,640)	(2,018,126)
ESCO Technologies, Inc.	(84,780)	(5,769,279)
RBC Bearings, Inc.	(46,944)	(7,058,500)
Xylem, Inc.	(72,140)	(5,761,822)
		(30,871,995)
Oil, Gas and Consumable Fuels — (5.7)%
Exxon Mobil Corp.	(94,940)	(8,071,799)
Royal Dutch Shell plc, Class B ADR	(171,550)	(12,168,042)
Valero Energy Corp.	(38,310)	(4,357,762)
		(24,597,603)
Pharmaceuticals — (2.7)%
AstraZeneca plc ADR	(205,892)	(8,147,146)
Sanofi	(39,320)	(3,495,156)
		(11,642,302)
Road and Rail — (3.0)%
Avis Budget Group, Inc.	(164,134)	(5,275,267)
CSX Corp.	(102,890)	(7,619,004)
		(12,894,271)
Semiconductors and Semiconductor Equipment — (2.2)%
Analog Devices, Inc.	(71,590)	(6,619,211)
Cree, Inc.	(81,932)	(3,102,765)
		(9,721,976)
Specialty Retail — (1.4)%
O'Reilly Automotive, Inc.	(17,560)	(6,098,939)
Technology Hardware, Storage and Peripherals — (0.4)%
Hewlett Packard Enterprise Co.	(106,120)	(1,730,817)
Textiles, Apparel and Luxury Goods — (7.5)%
Lululemon Athletica, Inc.	(68,222)	(11,085,393)
LVMH Moet Hennessy Louis Vuitton SE	(12,360)	(4,371,188)
PVH Corp.	(29,472)	(4,255,757)
Under Armour, Inc., Class C	(160,060)	(3,114,768)
VF Corp.	(104,030)	(9,721,603)
		(32,548,709)

11

	Shares	Value
Trading Companies and Distributors — (2.0)%
Fastenal Co.	(148,397)	$(8,609,994)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $297,166,551)		(355,043,515)
EXCHANGE-TRADED FUNDS SOLD SHORT — (13.1)%
Alerian MLP ETF	(576,716)	(6,159,327)
Industrial Select Sector SPDR Fund	(164,710)	(12,913,264)
Invesco QQQ Trust Series 1	(50,920)	(9,460,427)
iShares Russell 1000 Growth ETF	(29,290)	(4,568,654)
iShares US Preferred Stock ETF	(89,110)	(3,308,654)
SPDR S&P Bank ETF	(57,770)	(2,690,349)
SPDR S&P Oil & Gas Exploration & Production ETF	(141,680)	(6,133,327)
Technology Select Sector SPDR Fund	(124,444)	(9,374,367)
Utilities Select Sector SPDR Fund	(43,460)	(2,288,169)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $52,856,169)		(56,896,538)
TOTAL SECURITIES SOLD SHORT — (94.9)% (Proceeds $350,022,720)		(411,940,053)
OTHER ASSETS AND LIABILITIES(3) — 96.2%		417,605,603
TOTAL NET ASSETS — 100.0%		$434,312,161

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $93,146,829.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits for securities sold short at period end.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

SEPTEMBER 30, 2018 (UNAUDITED)
Assets
Investment securities, at value (cost of $372,695,338)	$428,646,611
Deposits for securities sold short	417,961,043
Receivable for investments sold	4,236,525
Receivable for capital shares sold	275,812
Dividends and interest receivable	979,194
852,099,185

Liabilities
Securities sold short, at value (proceeds of $350,022,720)	411,940,053
Payable for investments purchased	3,974,920
Payable for capital shares redeemed	1,024,041
Accrued management fees	551,622
Distribution and service fees payable	15,021
Dividend expense payable on securities sold short	281,367
417,787,024

Net Assets	$434,312,161

Net Assets Consist of:
Capital (par value and paid-in surplus)	$454,839,588
Accumulated net investment loss	(1,078,143)
Accumulated net realized loss	(13,483,122)
Net unrealized depreciation	(5,966,162)
$434,312,161

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$164,827,079	16,171,629	$10.19
I Class, $0.01 Par Value	$245,912,237	23,757,243	$10.35
A Class, $0.01 Par Value	$7,585,879	757,657	$10.01*
C Class, $0.01 Par Value	$15,939,661	1,684,377	$9.46
R Class, $0.01 Par Value	$47,305	4,815	$9.82
*Maximum offering price $10.62 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $89,936)	$5,304,074
Interest	3,097,453
8,401,527

Expenses:
Dividend expense on securities sold short	4,497,061
Management fees	4,095,534
Distribution and service fees:
A Class	13,088
C Class	93,323
R Class	151
Directors' fees and expenses	7,209
Other expenses	6,379
8,712,745
Fees waived(1)	(411,003)
8,301,742

Net investment income (loss)	99,785

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	32,161,952
Securities sold short transactions	(14,191,124)
Foreign currency translation transactions	(17,909)
17,952,919

Change in net unrealized appreciation (depreciation) on:
Investments	2,987,474
Securities sold short	(25,125,896)
Translation of assets and liabilities in foreign currencies	(388)
(22,138,810)

Net realized and unrealized gain (loss)	(4,185,891)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,086,106)

(1)	Amount consists of $171,523, $213,884, $9,208, $16,333 and $55 for Investor Class, I Class, A Class, C Class and R Class, respectively.

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED) AND YEAR ENDED MARCH 31, 2018
Increase (Decrease) in Net Assets	September 30, 2018	March 31, 2018
Operations
Net investment income (loss)	$99,785	$(6,819,922)
Net realized gain (loss)	17,952,919	8,077,339
Change in net unrealized appreciation (depreciation)	(22,138,810)	(17,218,668)
Net increase (decrease) in net assets resulting from operations	(4,086,106)	(15,961,251)

Distributions to Shareholders
From net realized gains:
Investor Class	—	(6,698,830)
I Class	—	(5,587,919)
A Class	—	(365,770)
C Class	—	(638,486)
R Class	—	(1,837)
Decrease in net assets from distributions	—	(13,292,842)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(90,899,303)	(187,833,645)

Net increase (decrease) in net assets	(94,985,409)	(217,087,738)

Net Assets
Beginning of period	529,297,570	746,385,308
End of period	$434,312,161	$529,297,570

Accumulated net investment loss	$(1,078,143)	$(1,177,928)

See Notes to Financial Statements.

15

Notes to Financial Statements

SEPTEMBER 30, 2018 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Market Neutral Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

17

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From April 1, 2018 through July 31, 2018, the investment advisor agreed to waive 0.25% of the fund's management fee. Effective August 1, 2018, the investment advisor terminated the waiver and decreased the annual management fee by 0.25%.

The annual management fee and the effective annual management fee before and after waiver for each class for the period ended September 30, 2018 are as follows:

		Effective Annual Management Fee
	Annual Management Fee*	Before Waiver	After Waiver
Investor Class	1.65%	1.82%	1.65%
I Class	1.45%	1.62%	1.45%
A Class	1.65%	1.82%	1.65%
C Class	1.65%	1.82%	1.65%
R Class	1.65%	1.82%	1.65%
*Prior to August 1, 2018, the annual management fee was 1.90% for the Investor Class, A Class, C Class and R Class and 1.70% for the I Class.

18

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended September 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,663,351 and $4,490,632, respectively. The effect of interfund transactions on the Statement of Operations was $235,700 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended September 30, 2018 were $733,966,070 and $723,499,343, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2018		Year ended March 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	170,000,000		240,000,000
Sold	1,769,503	$18,039,719	14,653,809	$155,378,996
Issued in reinvestment of distributions	—	—	640,969	6,627,618
Redeemed	(8,255,781)	(83,988,522)	(31,655,638)	(333,048,836)
	(6,486,278)	(65,948,803)	(16,360,860)	(171,042,222)
I Class/Shares Authorized	220,000,000		150,000,000
Sold	10,413,180	107,306,147	22,670,745	241,153,307
Issued in reinvestment of distributions	—	—	515,071	5,403,092
Redeemed	(11,797,254)	(121,421,312)	(15,002,218)	(159,752,059)
	(1,384,074)	(14,115,165)	8,183,598	86,804,340
A Class/Shares Authorized	25,000,000		70,000,000
Sold	102,593	1,024,837	864,634	9,018,952
Issued in reinvestment of distributions	—	—	35,896	365,419
Redeemed	(538,792)	(5,411,020)	(9,756,785)	(102,303,722)
	(436,199)	(4,386,183)	(8,856,255)	(92,919,351)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	26,623	252,920	282,807	2,814,310
Issued in reinvestment of distributions	—	—	65,910	638,013
Redeemed	(704,147)	(6,671,357)	(1,427,910)	(14,089,402)
	(677,524)	(6,418,437)	(1,079,193)	(10,637,079)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	1,483	14,578	4,087	41,696
Issued in reinvestment of distributions	—	—	184	1,837
Redeemed	(4,627)	(45,293)	(8,063)	(82,866)
	(3,144)	(30,715)	(3,792)	(39,333)
Net increase (decrease)	(8,987,219)	$(90,899,303)	(18,116,502)	$(187,833,645)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$15,795,768	$9,324,147	—
Banks	24,955,452	3,968,708	—
Health Care Equipment and Supplies	17,864,265	1,733,926	—
Machinery	32,928,949	3,744,277	—
Textiles, Apparel and Luxury Goods	18,728,957	4,459,808	—
Other Industries	235,917,606	—	—
Exchange-Traded Funds	41,860,698	—	—
Temporary Cash Investments	549,604	16,814,446	—
	$388,601,299	$40,045,312	—

Liabilities
Securities Sold Short
Common Stocks
Aerospace and Defense	$20,908,233	$6,110,569	—
Banks	22,348,157	4,013,663	—
Food Products	—	3,614,996	—
Health Care Equipment and Supplies	24,719,528	1,697,791	—
Insurance	9,937,898	2,421,166	—
Pharmaceuticals	8,147,146	3,495,156	—
Textiles, Apparel and Luxury Goods	28,177,521	4,371,188	—
Other Industries	215,080,503	—	—
Exchange-Traded Funds	56,896,538	—	—
	$386,215,524	$25,724,529	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$384,053,430
Gross tax appreciation of investments	$49,763,919
Gross tax depreciation of investments	(5,170,738)
Net tax appreciation (depreciation) of investments	44,593,181
Gross tax appreciation on securities sold short	2,910,741
Gross tax depreciation on securities sold short	(72,880,539)
Net tax appreciation (depreciation)	$(25,376,617)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2018, the fund had late-year ordinary loss deferrals of $(502,594), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

9. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018(3)	$10.27	—(4)	(0.08)	(0.08)	—	$10.19	(0.78)%	3.54%(5)	3.71%(5)	1.66%(5)	(0.02)%(5)	(0.19)%(5)	161%	$164,827
2018	$10.76	(0.12)	(0.13)	(0.25)	(0.24)	$10.27	(2.36)%	3.82%	4.07%	1.66%	(1.10)%	(1.35)%	307%	$232,629
2017	$10.73	(0.18)	0.49	0.31	(0.28)	$10.76	2.97%	3.68%	3.94%	1.64%	(1.65)%	(1.91)%	374%	$419,925
2016	$10.44	(0.19)	0.65	0.46	(0.17)	$10.73	4.42%	3.78%	4.08%	1.61%	(1.82)%	(2.12)%	679%	$253,885
2015	$10.22	(0.20)	0.62	0.42	(0.20)	$10.44	4.10%	3.88%	4.18%	1.60%	(1.95)%	(2.25)%	447%	$49,465
2014	$10.25	(0.04)	0.21	0.17	(0.20)	$10.22	1.69%	4.09%	4.39%	1.60%	(0.35)%	(0.65)%	521%	$49,665
I Class
2018(3)	$10.42	0.01	(0.08)	(0.07)	—	$10.35	(0.67)%	3.34%(5)	3.51%(5)	1.46%(5)	0.18%(5)	0.01%(5)	161%	$245,912
2018	$10.89	(0.09)	(0.14)	(0.23)	(0.24)	$10.42	(2.15)%	3.62%	3.87%	1.46%	(0.90)%	(1.15)%	307%	$261,906
2017	$10.83	(0.16)	0.50	0.34	(0.28)	$10.89	3.23%	3.48%	3.74%	1.44%	(1.45)%	(1.71)%	374%	$184,717
2016	$10.52	(0.16)	0.64	0.48	(0.17)	$10.83	4.58%	3.58%	3.88%	1.41%	(1.62)%	(1.92)%	679%	$124,249
2015	$10.28	(0.18)	0.62	0.44	(0.20)	$10.52	4.28%	3.68%	3.98%	1.40%	(1.75)%	(2.05)%	447%	$6,013
2014	$10.28	0.11	0.09	0.20	(0.20)	$10.28	1.98%	3.89%	4.19%	1.40%	(0.15)%	(0.45)%	521%	$5,714

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018(3)	$10.10	(0.01)	(0.08)	(0.09)	—	$10.01	(0.89)%	3.79%(5)	3.96%(5)	1.91%(5)	(0.27)%(5)	(0.44)%(5)	161%	$7,586
2018	$10.61	(0.15)	(0.12)	(0.27)	(0.24)	$10.10	(2.58)%	4.07%	4.32%	1.91%	(1.35)%	(1.60)%	307%	$12,055
2017	$10.61	(0.20)	0.48	0.28	(0.28)	$10.61	2.72%	3.93%	4.19%	1.89%	(1.90)%	(2.16)%	374%	$106,662
2016	$10.36	(0.22)	0.64	0.42	(0.17)	$10.61	4.07%	4.03%	4.33%	1.86%	(2.07)%	(2.37)%	679%	$76,630
2015	$10.16	(0.23)	0.63	0.40	(0.20)	$10.36	3.93%	4.13%	4.43%	1.85%	(2.20)%	(2.50)%	447%	$9,311
2014	$10.21	(0.07)	0.22	0.15	(0.20)	$10.16	1.50%	4.34%	4.64%	1.85%	(0.60)%	(0.90)%	521%	$13,640
C Class
2018(3)	$9.58	(0.05)	(0.07)	(0.12)	—	$9.46	(1.25)%	4.54%(5)	4.71%(5)	2.66%(5)	(1.02)%(5)	(1.19)%(5)	161%	$15,940
2018	$10.16	(0.21)	(0.13)	(0.34)	(0.24)	$9.58	(3.39)%	4.82%	5.07%	2.66%	(2.10)%	(2.35)%	307%	$22,629
2017	$10.24	(0.27)	0.47	0.20	(0.28)	$10.16	2.03%	4.68%	4.94%	2.64%	(2.65)%	(2.91)%	374%	$34,958
2016	$10.08	(0.29)	0.62	0.33	(0.17)	$10.24	3.28%	4.78%	5.08%	2.61%	(2.82)%	(3.12)%	679%	$20,902
2015	$9.97	(0.30)	0.61	0.31	(0.20)	$10.08	3.10%	4.88%	5.18%	2.60%	(2.95)%	(3.25)%	447%	$7,948
2014	$10.10	(0.14)	0.21	0.07	(0.20)	$9.97	0.72%	5.09%	5.39%	2.60%	(1.35)%	(1.65)%	521%	$6,844

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2018(3)	$9.92	(0.03)	(0.07)	(0.10)	—	$9.82	(0.91)%	4.04%(5)	4.21%(5)	2.16%(5)	(0.52)%(5)	(0.69)%(5)	161%	$47
2018	$10.46	(0.16)	(0.14)	(0.30)	(0.24)	$9.92	(2.91)%	4.32%	4.57%	2.16%	(1.60)%	(1.85)%	307%	$79
2017	$10.49	(0.22)	0.47	0.25	(0.28)	$10.46	2.47%	4.18%	4.44%	2.14%	(2.15)%	(2.41)%	374%	$123
2016	$10.26	(0.21)	0.61	0.40	(0.17)	$10.49	3.91%	4.28%	4.58%	2.11%	(2.32)%	(2.62)%	679%	$76
2015	$10.10	(0.25)	0.61	0.36	(0.20)	$10.26	3.56%	4.38%	4.68%	2.10%	(2.45)%	(2.75)%	447%	$447
2014	$10.17	(0.18)	0.31	0.13	(0.20)	$10.10	1.21%	4.59%	4.89%	2.10%	(0.85)%	(1.15)%	521%	$427

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2018 (unaudited).

(4)	Per share amount was less than $0.005.

(5)	Annualized.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

26

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

27

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a permanent change to the fund's fee schedule that should have the effect of lowering the fund's annual unified management fee by approximately 0.25% (e.g., the Investor Class unified fee will be reduced from 1.90% to 1.65%) beginning August 1, 2018. The Board concluded that the management fee paid

28

by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90804 1811

Semiannual Report

September 30, 2018

Equity Income Fund
Investor Class (TWEIX)
I Class (ACIIX)
Y Class (AEIYX)
A Class (TWEAX)
C Class (AEYIX)
R Class (AEURX)
R5 Class (AEIUX)
R6 Class (AEUDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2018. It provides a market overview (below), followed by a schedule of fund investments and other financial information. For additional commentary and information on fund performance, plus other investment insights, we encourage you to visit our website, americancentury.com.

Upbeat Economy Drove Stock Prices, Treasury Yields Higher

After facing a raucous start to 2018, investors adjusted to heightened market volatility stemming from rising U.S. interest rates, geopolitical tensions, and fears of a global trade war. At the same time, the U.S. economy continued to accelerate, bolstered by the effects of federal tax and regulatory reform. Annualized gross domestic product (GDP) growth jumped from 2.2% in the first quarter to 4.2% in the second quarter, and estimates from the Federal Reserve (Fed) pegged third-quarter GDP growth at approximately 4.0%. Meanwhile, S&P 500 companies reported record earnings growth.

These factors fueled investor optimism toward U.S. stocks. The S&P 500 Index, which reached several milestone levels during the period, returned 11.4% for the six-month period. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks outperformed their larger peers, and growth stocks outperformed their value counterparts, according to Russell Investments.

The backdrop for fixed-income investors was more challenging. The Fed’s rate-hike campaign, combined with improving economic data and an uptick in inflation, drove U.S. Treasury yields higher and investment-grade bond returns lower. The Bloomberg Barclays U.S. Aggregate Bond Index returned -0.1% for the six-month period, while global bond returns were even weaker. Investor preferences for risk extended to the bond market, as spread (non-Treasury) sectors generally outperformed Treasuries. U.S. high-yield corporate bonds were notable outperformers, advancing more than 3% (according to Bloomberg Barclays U.S. Corporate High-Yield Bond Index) on strong corporate earnings and fundamentals, rising oil prices, and investor demand for yield.

With economic growth accelerating, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Fund Characteristics

SEPTEMBER 30, 2018
Top Ten Holdings	% of net assets
Johnson & Johnson	3.2%
Nestle SA	3.1%
Medtronic plc	3.0%
Procter & Gamble Co. (The)	3.0%
3M Co.	2.7%
TOTAL SA	2.5%
PNC Financial Services Group, Inc. (The)	2.5%
Republic Services, Inc.	2.5%
Stanley Black & Decker, Inc. (Convertible)	2.3%
Chevron Corp.	2.3%

Top Five Industries	% of net assets
Banks	12.7%
Oil, Gas and Consumable Fuels	7.6%
Pharmaceuticals	7.3%
Gas Utilities	5.0%
Insurance	4.9%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	69.8%
Foreign Common Stocks*	8.2%
Convertible Preferred Stocks	6.1%
Preferred Stocks	5.6%
Convertible Bonds	5.2%
Exchange-Traded Funds	1.9%
Total Equity Exposure	96.8%
Temporary Cash Investments	3.5%
Other Assets and Liabilities	(0.3)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period(1) 4/1/18 - 9/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,066.80	$4.71	0.91%
I Class	$1,000	$1,067.80	$3.68	0.71%
Y Class	$1,000	$1,068.50	$2.90	0.56%
A Class	$1,000	$1,065.50	$6.01	1.16%
C Class	$1,000	$1,061.50	$9.87	1.91%
R Class	$1,000	$1,063.20	$7.29	1.41%
R5 Class	$1,000	$1,067.90	$3.68	0.71%
R6 Class	$1,000	$1,067.30	$2.90	0.56%
Hypothetical
Investor Class	$1,000	$1,020.51	$4.61	0.91%
I Class	$1,000	$1,021.51	$3.60	0.71%
Y Class	$1,000	$1,022.26	$2.84	0.56%
A Class	$1,000	$1,019.25	$5.87	1.16%
C Class	$1,000	$1,015.49	$9.65	1.91%
R Class	$1,000	$1,018.00	$7.13	1.41%
R5 Class	$1,000	$1,021.51	$3.60	0.71%
R6 Class	$1,000	$1,022.26	$2.84	0.56%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

SEPTEMBER 30, 2018 (UNAUDITED)

	Shares/ Principal Amount	Value
COMMON STOCKS — 78.0%
Air Freight and Logistics — 0.9%
United Parcel Service, Inc., Class B	899,818	$105,053,752
Auto Components — 0.1%
Aptiv plc	144,136	12,093,010
Automobiles — 0.4%
Honda Motor Co. Ltd.	997,300	30,185,836
Toyota Motor Corp.	258,900	16,167,009
		46,352,845
Banks — 6.5%
Commerce Bancshares, Inc.	533,937	35,250,521
JPMorgan Chase & Co.	1,797,597	202,840,845
PNC Financial Services Group, Inc. (The)	2,150,118	292,824,570
SunTrust Banks, Inc.	1,688,659	112,785,535
U.S. Bancorp	999,700	52,794,157
Wells Fargo & Co.	1,198,600	62,998,416
		759,494,044
Beverages — 1.7%
PepsiCo, Inc.	1,788,500	199,954,300
Capital Markets — 3.0%
AllianceBernstein Holding LP	1,244,278	37,888,265
Bank of New York Mellon Corp. (The)	3,397,000	173,213,030
BlackRock, Inc.	74,900	35,302,617
Invesco Ltd.	1,699,400	38,882,272
Legg Mason, Inc.	599,900	18,734,877
Northern Trust Corp.	438,040	44,737,025
		348,758,086
Chemicals — 0.8%
Air Products & Chemicals, Inc.	61,500	10,273,575
DowDuPont, Inc.	1,299,866	83,594,383
		93,867,958
Commercial Services and Supplies — 3.5%
Republic Services, Inc.	3,989,861	289,903,300
Waste Management, Inc.	1,318,269	119,118,787
		409,022,087
Communications Equipment — 1.3%
Cisco Systems, Inc.	3,097,591	150,697,802
Containers and Packaging — 0.7%
Bemis Co., Inc.	1,098,802	53,401,777
International Paper Co.	617,480	30,349,142
		83,750,919
Distributors — 0.5%
Genuine Parts Co.	591,041	58,749,475

	Shares/ Principal Amount	Value
Diversified Telecommunication Services — 1.8%
Verizon Communications, Inc.	3,897,437	$208,084,161
Electric Utilities — 2.0%
Edison International	863,899	58,468,684
Eversource Energy	1,389,300	85,358,592
Pinnacle West Capital Corp.	1,057,817	83,757,950
		227,585,226
Electrical Equipment — 1.6%
ABB Ltd.	1,398,100	33,036,416
Eaton Corp. plc	625,700	54,266,961
Emerson Electric Co.	1,299,700	99,531,026
		186,834,403
Energy Equipment and Services — 2.2%
Schlumberger Ltd.	4,148,331	252,716,325
Equity Real Estate Investment Trusts (REITs) — 1.9%
American Tower Corp.	221,133	32,130,625
Boston Properties, Inc.	68,200	8,394,738
Public Storage	299,950	60,478,918
Weyerhaeuser Co.	3,539,000	114,203,530
		215,207,811
Food and Staples Retailing — 0.8%
Walmart, Inc.	998,883	93,805,103
Food Products — 4.5%
Hershey Co. (The)	999,400	101,938,800
Mondelez International, Inc., Class A	1,497,700	64,341,192
Nestle SA	4,299,300	358,435,629
		524,715,621
Gas Utilities — 4.1%
Atmos Energy Corp.	1,598,305	150,096,822
ONE Gas, Inc.	2,529,096	208,094,019
Spire, Inc.	1,599,258	117,625,426
		475,816,267
Health Care Equipment and Supplies — 3.0%
Medtronic plc	3,599,536	354,086,356
Health Care Providers and Services — 1.2%
Cardinal Health, Inc.	497,900	26,886,600
Quest Diagnostics, Inc.	997,058	107,592,529
		134,479,129
Hotels, Restaurants and Leisure — 2.0%
Carnival Corp.	1,097,503	69,987,766
Cracker Barrel Old Country Store, Inc.	199,676	29,378,330
McDonald's Corp.	697,200	116,634,588
Sodexo SA	199,800	21,188,860
		237,189,544
Household Products — 3.0%
Procter & Gamble Co. (The)	4,161,759	346,383,202

	Shares/ Principal Amount	Value
Industrial Conglomerates — 2.9%
3M Co.	1,476,828	$311,182,428
Smiths Group plc	1,099,600	21,433,790
		332,616,218
Insurance — 4.7%
Allstate Corp. (The)	1,075,800	106,181,460
Chubb Ltd.	1,499,428	200,383,558
Marsh & McLennan Cos., Inc.	2,670,105	220,871,086
MetLife, Inc.	330,023	15,418,674
		542,854,778
IT Services — 2.2%
Automatic Data Processing, Inc.	1,199,451	180,709,288
Paychex, Inc.	998,600	73,546,890
		254,256,178
Machinery — 0.4%
Atlas Copco AB, B Shares	1,799,800	48,025,583
Oil, Gas and Consumable Fuels — 7.6%
Chevron Corp.	2,179,816	266,547,900
Enterprise Products Partners LP	7,276,000	209,039,480
EQT Midstream Partners LP	769,897	40,635,164
Occidental Petroleum Corp.	150,677	12,381,129
Royal Dutch Shell plc, A Shares	398,400	13,680,286
Shell Midstream Partners LP	2,399,936	51,310,632
TOTAL SA	4,549,358	294,948,793
		888,543,384
Personal Products — 0.5%
Unilever NV CVA	1,058,600	58,953,207
Pharmaceuticals — 7.3%
Bristol-Myers Squibb Co.	935,100	58,051,008
Johnson & Johnson	2,678,998	370,157,154
Merck & Co., Inc.	1,961,422	139,143,277
Pfizer, Inc.	5,076,000	223,699,320
Roche Holding AG	240,100	58,165,656
		849,216,415
Road and Rail — 0.8%
Norfolk Southern Corp.	494,992	89,346,056
Semiconductors and Semiconductor Equipment — 2.2%
Applied Materials, Inc.	1,695,303	65,523,461
Intel Corp.	1,197,300	56,620,317
Maxim Integrated Products, Inc.	2,299,800	129,685,722
		251,829,500
Software — 0.9%
Microsoft Corp.	346,536	39,633,322
Oracle Corp. (New York)	1,374,652	70,877,057
		110,510,379

	Shares/ Principal Amount	Value
Thrifts and Mortgage Finance — 1.0%
Capitol Federal Financial, Inc.(1)	9,199,479	$117,201,363
TOTAL COMMON STOCKS (Cost $7,308,078,970)		9,068,050,487
CONVERTIBLE PREFERRED STOCKS — 6.1%
Banks — 2.5%
Bank of America Corp., 7.25%	193,902	250,957,664
Wells Fargo & Co., 7.50%	31,088	40,130,877
		291,088,541
Chemicals — 0.7%
International Flavors & Fragrances, Inc., 6.00%, 9/15/21	1,468,358	84,430,585
Equity Real Estate Investment Trusts (REITs) — 0.6%
Welltower, Inc., 6.50%	1,159,957	70,200,597
Machinery — 2.3%
Stanley Black & Decker, Inc., 5.375%, 5/15/20	2,446,406	268,150,562
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $666,351,734)		713,870,285
PREFERRED STOCKS — 5.6%
Banks — 3.7%
Bank of America Corp., 5.875%	17,968,000	17,833,240
Citigroup, Inc., 5.95%	140,993,000	144,302,106
U.S. Bancorp, 5.30%	129,940,000	129,940,000
Wells Fargo & Co., 6.10%	135,958,000	137,955,223
		430,030,569
Capital Markets — 1.0%
Goldman Sachs Group, Inc. (The), 5.30%	109,974,000	110,303,922
Gas Utilities — 0.9%
Plains All American Pipeline LP, 6.125%	109,800,000	107,192,250
TOTAL PREFERRED STOCKS (Cost $653,180,548)		647,526,741
CONVERTIBLE BONDS — 5.2%
Air Freight and Logistics — 0.2%
Wells Fargo Bank N.A., (convertible into United Parcel Service, Inc.), 5.95%, 10/3/18(2)(3)	$191,800	20,527,512
Construction Materials — 1.1%
Canadian Imperial Bank of Commerce, (convertible into Martin Marietta Materials, Inc.), 4.10%, 11/7/18(2)(3)	103,900	20,685,057
Citigroup Global Markets Holdings, Inc., (convertible into Martin Marietta Materials, Inc.), 3.51%, 1/31/19(2)(3)	159,900	31,674,384
Credit Suisse AG, (convertible into Martin Marietta Materials, Inc.), 4.20%, 2/20/19(2)(3)	137,000	26,547,361
Credit Suisse AG, (convertible into Martin Marietta Materials, Inc.), 3.65%, 3/18/19(2)(3)	99,100	18,619,898
Credit Suisse AG, (convertible into Martin Marietta Materials, Inc.), 3.60%, 4/4/19(2)(3)	99,900	18,505,676
Goldman Sachs International, (convertible into Martin Marietta Materials, Inc.), 2.88%, 3/11/19(2)(3)	58,400	11,105,448
		127,137,824

	Shares/ Principal Amount	Value
Diversified Financial Services — 0.5%
Wells Fargo Bank N.A., (convertible into Berkshire Hathaway, Inc., Class B), 1.05%, 1/7/19(2)(3)	$325,000	$62,763,070
Food and Staples Retailing — 0.3%
UBS AG, (convertible into Walmart, Inc.), 2.15%, 11/23/18(2)(3)	450,000	39,015,127
Health Care Equipment and Supplies — 0.3%
Morgan Stanley B.V., (convertible into Zimmer Biomet Holdings, Inc.), 2.20%, 3/4/19(2)(3)	229,900	29,054,459
Health Care Providers and Services — 0.2%
Merrill Lynch International & Co. CV, (convertible into Cigna Corp.), 2.30%, 3/7/19(2)(3)	150,000	28,495,297
Insurance — 0.2%
AXA SA, 7.25%, 5/15/21(2)	19,990,000	21,475,817
Semiconductors and Semiconductor Equipment — 2.0%
Microchip Technology, Inc., 1.625%, 2/15/27	209,898,000	224,218,081
Teradyne, Inc., 1.25%, 12/15/23	4,053,000	5,274,785
		229,492,866
Specialty Retail — 0.4%
Merrill Lynch International & Co. C.V., (convertible into Lowe’s Companies, Inc.), 4.10%, 11/15/18(2)(3)	475,900	42,339,127
TOTAL CONVERTIBLE BONDS (Cost $586,788,955)		600,301,099
EXCHANGE-TRADED FUNDS — 1.9%
iShares Russell 1000 Value ETF (Cost $202,994,943)	1,797,103	227,549,182
TEMPORARY CASH INVESTMENTS — 3.5%
Federal Farm Credit Discount Notes, 2.04%, 10/1/18(4)	$25,000,000	25,000,000
Federal Home Loan Bank Discount Notes, 2.01%, 10/1/18(4)	285,497,000	285,497,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 8.125%, 8/15/19 - 5/15/46, valued at $59,314,540), in a joint trading account at 2.00%, dated 9/28/18, due 10/1/18 (Delivery value $58,231,299)		58,221,595
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $34,667,653), at 1.05%, dated 9/28/18, due 10/1/18 (Delivery value $33,988,974)		33,986,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $402,704,595)		402,704,595
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $9,820,099,745)		11,660,002,389
OTHER ASSETS AND LIABILITIES — (0.3)%		(30,073,732)
TOTAL NET ASSETS — 100.0%		$11,629,928,657

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	367,787,338	CHF	350,328,473	UBS AG	12/31/18	$7,657,406
USD	306,570,349	EUR	258,839,777	Credit Suisse AG	12/31/18	3,693,018
USD	8,468,476	EUR	7,245,445	Credit Suisse AG	12/31/18	(9,669)
GBP	409,051	USD	538,820	Morgan Stanley	12/31/18	(3,252)
USD	18,330,466	GBP	13,784,586	Morgan Stanley	12/31/18	282,400
JPY	110,576,240	USD	979,885	Bank of America N.A	12/28/18	293
USD	37,139,198	JPY	4,152,868,000	Bank of America N.A	12/28/18	327,036
USD	1,135,246	JPY	127,446,080	Bank of America N.A	12/28/18	5,529
USD	38,329,456	SEK	334,186,864	Goldman Sachs & Co.	12/28/18	431,375
USD	1,327,293	SEK	11,590,712	Goldman Sachs & Co.	12/28/18	12,862
						$12,396,998

NOTES TO SCHEDULE OF INVESTMENTS
CHF	-	Swiss Franc
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $370,808,233, which represented 3.2% of total net assets.

(3)	Equity-linked debt security. The aggregated value of these securities at the period end was $349,332,416, which represented 3.0% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2018 (UNAUDITED)
Assets
Investment securities - unaffiliated, at value (cost of $9,714,152,710)	$11,542,801,026
Investment securities - affiliated, at value (cost of $105,947,035)	117,201,363
Total investment securities, at value (cost of $9,820,099,745)	11,660,002,389
Receivable for investments sold	31,357,984
Receivable for capital shares sold	21,373,078
Unrealized appreciation on forward foreign currency exchange contracts	12,409,919
Dividends and interest receivable	37,555,627
11,762,698,997

Liabilities
Disbursements in excess of demand deposit cash	2,065,054
Payable for investments purchased	92,979,484
Payable for capital shares redeemed	28,970,400
Unrealized depreciation on forward foreign currency exchange contracts	12,921
Accrued management fees	8,033,319
Distribution and service fees payable	709,162
132,770,340

Net Assets	$11,629,928,657

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,347,124,653
Distributions in excess of net investment income	(58,182,640)
Undistributed net realized gain	488,765,096
Net unrealized appreciation	1,852,221,548
$11,629,928,657

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$6,302,818,603	694,252,026	$9.08
I Class, $0.01 Par Value	$2,800,389,801	308,181,901	$9.09
Y Class, $0.01 Par Value	$227,509,562	25,012,111	$9.10
A Class, $0.01 Par Value	$893,650,767	98,452,810	$9.08*
C Class, $0.01 Par Value	$584,405,783	64,391,911	$9.08
R Class, $0.01 Par Value	$92,284,700	10,203,094	$9.04
R5 Class, $0.01 Par Value	$956,125	105,288	$9.08
R6 Class, $0.01 Par Value	$727,913,316	80,035,542	$9.09
*Maximum offering price $9.63 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $6,496,128 from affiliates and net of foreign taxes withheld of $1,493,036)	$146,041,364
Interest	24,910,977
170,952,341

Expenses:
Management fees	48,655,944
Distribution and service fees:
A Class	1,140,777
C Class	3,054,128
R Class	231,773
Directors' fees and expenses	172,525
Other expenses	11,881
53,267,028

Net investment income (loss)	117,685,313

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $14,718,534 from affiliates)	258,987,039
Forward foreign currency exchange contract transactions	26,690,849
Written options contract transactions	1,763,892
Foreign currency translation transactions	(241,825)
287,199,955

Change in net unrealized appreciation (depreciation) on:
Investments (including $35,481,377 from affiliates)	327,451,777
Forward foreign currency exchange contracts	12,550,249
Translation of assets and liabilities in foreign currencies	(80,830)
339,921,196

Net realized and unrealized gain (loss)	627,121,151

Net Increase (Decrease) in Net Assets Resulting from Operations	$744,806,464

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED) AND YEAR ENDED MARCH 31, 2018
Increase (Decrease) in Net Assets	September 30, 2018	March 31, 2018
Operations
Net investment income (loss)	$117,685,313	$226,575,202
Net realized gain (loss)	287,199,955	886,224,657
Change in net unrealized appreciation (depreciation)	339,921,196	(421,121,774)
Net increase (decrease) in net assets resulting from operations	744,806,464	691,678,085

Distributions to Shareholders
From net investment income:
Investor Class	(65,745,848)	(133,467,726)
I Class	(30,488,121)	(53,387,964)
Y Class	(2,672,213)	(3,600,971)
A Class	(8,229,277)	(16,523,339)
C Class	(3,212,422)	(5,851,215)
R Class	(729,068)	(1,430,543)
R5 Class	(10,282)	(2,671)
R6 Class	(8,702,191)	(12,767,970)
From net realized gains:
Investor Class	—	(649,323,411)
I Class	—	(265,153,510)
Y Class	—	(21,803,401)
A Class	—	(94,207,788)
C Class	—	(63,184,680)
R Class	—	(9,833,306)
R5 Class	—	(1,183)
R6 Class	—	(53,566,056)
Decrease in net assets from distributions	(119,789,422)	(1,384,105,734)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(673,687,531)	69,850,724

Net increase (decrease) in net assets	(48,670,489)	(622,576,925)

Net Assets
Beginning of period	11,678,599,146	12,301,176,071
End of period	$11,629,928,657	$11,678,599,146

Distributions in excess of net investment income	$(58,182,640)	$(56,078,531)

See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2018 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended September 30, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.80% to 1.00%	0.91%
I Class	0.60% to 0.80%	0.71%
Y Class	0.45% to 0.65%	0.56%
A Class	0.80% to 1.00%	0.91%
C Class	0.80% to 1.00%	0.91%
R Class	0.80% to 1.00%	0.91%
R5 Class	0.60% to 0.80%	0.71%
R6 Class	0.45% to 0.65%	0.56%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended September 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $66,128,155 and $24,139,557, respectively. The effect of interfund transactions on the Statement of Operations was $2,388,906 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 2018 were $3,765,956,777 and $4,407,727,151, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2018		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	5,100,000,000		4,650,000,000
Sold	41,607,486	$369,435,476	220,034,394	$2,024,700,321
Issued in reinvestment of distributions	7,224,677	64,475,104	85,744,916	768,320,686
Redeemed	(109,805,163)	(974,496,047)	(352,933,378)	(3,256,891,415)
	(60,973,000)	(540,585,467)	(47,154,068)	(463,870,408)
I Class/Shares Authorized	2,200,000,000		1,525,000,000
Sold	50,225,748	448,760,737	189,466,471	1,756,767,174
Issued in reinvestment of distributions	3,012,661	26,942,064	31,636,282	283,692,561
Redeemed	(49,593,435)	(437,439,069)	(82,436,401)	(754,037,843)
	3,644,974	38,263,732	138,666,352	1,286,421,892
Y Class/Shares Authorized	200,000,000		120,000,000
Sold	2,663,123	24,137,744	27,242,901	253,718,677
Issued in reinvestment of distributions	293,031	2,622,828	2,809,370	25,172,515
Redeemed	(3,010,397)	(26,799,498)	(4,985,917)	(45,825,277)
	(54,243)	(38,926)	25,066,354	233,065,915
A Class/Shares Authorized	725,000,000		700,000,000
Sold	8,270,463	73,827,490	15,531,220	142,337,369
Issued in reinvestment of distributions	872,891	7,787,680	11,661,099	104,352,195
Redeemed	(19,010,572)	(168,361,136)	(153,166,775)	(1,408,340,462)
	(9,867,218)	(86,745,966)	(125,974,456)	(1,161,650,898)
C Class/Shares Authorized	500,000,000		485,000,000
Sold	2,742,466	24,383,384	7,910,258	72,726,799
Issued in reinvestment of distributions	324,742	2,890,738	6,930,065	61,865,508
Redeemed	(11,666,127)	(103,785,471)	(19,731,607)	(181,313,681)
	(8,598,919)	(76,511,349)	(4,891,284)	(46,721,374)
R Class/Shares Authorized	85,000,000		90,000,000
Sold	454,532	4,036,979	1,453,987	13,324,491
Issued in reinvestment of distributions	80,707	717,364	1,242,566	11,076,926
Redeemed	(1,201,930)	(10,584,246)	(4,434,603)	(40,627,431)
	(666,691)	(5,829,903)	(1,738,050)	(16,226,014)
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	37,735	336,253	81,148	738,366
Issued in reinvestment of distributions	1,151	10,282	437	3,854
Redeemed	(9,495)	(84,047)	(5,688)	(49,793)
	29,391	262,488	75,897	692,427
R6 Class/Shares Authorized	600,000,000		400,000,000
Sold	8,207,318	72,486,742	34,905,890	318,810,650
Issued in reinvestment of distributions	972,711	8,702,191	7,389,571	66,334,026
Redeemed	(9,381,188)	(83,691,073)	(15,915,475)	(147,005,492)
	(201,159)	(2,502,140)	26,379,986	238,139,184
Net increase (decrease)	(76,686,865)	$(673,687,531)	10,430,731	$69,850,724

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the Y Class and R5 Class.

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended September 30, 2018 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Capitol Federal Financial, Inc.	$113,551	$65	—	$3,585	$117,201	9,199	—	$3,864
ONE Gas, Inc.(1)	200,615	320	$24,737	31,896	(1)	(1)	$14,719	2,632
	$314,166	$385	$24,737	$35,481	$117,201	9,199	$14,719	$6,496
(1) Company was not an affiliate at September 30, 2018.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobiles	—	$46,352,845	—
Electrical Equipment	$153,797,987	33,036,416	—
Food Products	166,279,992	358,435,629	—
Hotels, Restaurants and Leisure	216,000,684	21,188,860	—
Industrial Conglomerates	311,182,428	21,433,790	—
Machinery	—	48,025,583	—
Oil, Gas and Consumable Fuels	579,914,305	308,629,079	—
Personal Products	—	58,953,207	—
Pharmaceuticals	791,050,759	58,165,656	—
Other Industries	5,895,603,267	—	—
Convertible Preferred Stocks	—	713,870,285	—
Preferred Stocks	—	647,526,741	—
Convertible Bonds	—	600,301,099	—
Exchange-Traded Funds	227,549,182	—	—
Temporary Cash Investments	—	402,704,595	—
	$8,341,378,604	$3,318,623,785	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$12,409,919	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$12,921	—

8. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to equity price risk derivative instruments held during the period was 3,400 written options contracts.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $815,788,255.

Value of Derivative Instruments as of September 30, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$12,409,919	Unrealized depreciation on forward foreign currency exchange contracts	$12,921

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on written options contract transactions	$1,763,892	Change in net unrealized appreciation (depreciation) on written options contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	26,690,849	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$12,550,249
		$28,454,741		$12,550,249

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

22

10. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$9,945,472,863
Gross tax appreciation of investments	$1,818,787,659
Gross tax depreciation of investments	(104,258,133)
Net tax appreciation (depreciation) of investments	$1,714,529,526

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018(3)	$8.60	0.09	0.48	0.57	(0.09)	—	(0.09)	$9.08	6.68%	0.91%(4)	2.03%(4)	35%	$6,302,819
2018	$9.13	0.17	0.37	0.54	(0.17)	(0.90)	(1.07)	$8.60	5.61%	0.91%	1.86%	75%	$6,496,269
2017	$8.41	0.17	1.24	1.41	(0.17)	(0.52)	(0.69)	$9.13	17.14%	0.91%	1.91%	93%	$7,327,473
2016	$8.71	0.21	0.32	0.53	(0.20)	(0.63)	(0.83)	$8.41	6.78%	0.94%	2.44%	88%	$5,399,702
2015	$8.84	0.21	0.54	0.75	(0.22)	(0.66)	(0.88)	$8.71	8.54%	0.93%	2.30%	56%	$5,463,566
2014	$8.47	0.20	0.92	1.12	(0.20)	(0.55)	(0.75)	$8.84	13.64%	0.93%	2.31%	57%	$5,406,362
I Class
2018(3)	$8.61	0.10	0.48	0.58	(0.10)	—	(0.10)	$9.09	6.78%	0.71%(4)	2.23%(4)	35%	$2,800,390
2018	$9.14	0.19	0.37	0.56	(0.19)	(0.90)	(1.09)	$8.61	5.82%	0.71%	2.06%	75%	$2,621,898
2017	$8.42	0.19	1.24	1.43	(0.19)	(0.52)	(0.71)	$9.14	17.36%	0.71%	2.11%	93%	$1,515,758
2016	$8.71	0.22	0.34	0.56	(0.22)	(0.63)	(0.85)	$8.42	7.11%	0.74%	2.64%	88%	$1,229,940
2015	$8.85	0.22	0.54	0.76	(0.24)	(0.66)	(0.90)	$8.71	8.63%	0.73%	2.50%	56%	$1,318,193
2014	$8.47	0.22	0.92	1.14	(0.21)	(0.55)	(0.76)	$8.85	13.85%	0.73%	2.51%	57%	$1,422,725
Y Class
2018(3)	$8.62	0.11	0.48	0.59	(0.11)	—	(0.11)	$9.10	6.85%	0.56%(4)	2.38%(4)	35%	$227,510
2018(5)	$9.16	0.20	0.36	0.56	(0.20)	(0.90)	(1.10)	$8.62	5.83%	0.56%(4)	2.25%(4)	75%(6)	$216,014

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018(3)	$8.60	0.08	0.48	0.56	(0.08)	—	(0.08)	$9.08	6.55%	1.16%(4)	1.78%(4)	35%	$893,651
2018	$9.13	0.14	0.38	0.52	(0.15)	(0.90)	(1.05)	$8.60	5.36%	1.16%	1.61%	75%	$931,567
2017	$8.41	0.15	1.24	1.39	(0.15)	(0.52)	(0.67)	$9.13	16.85%	1.16%	1.66%	93%	$2,139,411
2016	$8.71	0.18	0.33	0.51	(0.18)	(0.63)	(0.81)	$8.41	6.51%	1.19%	2.19%	88%	$1,934,681
2015	$8.84	0.18	0.55	0.73	(0.20)	(0.66)	(0.86)	$8.71	8.27%	1.18%	2.05%	56%	$2,172,105
2014	$8.47	0.18	0.91	1.09	(0.17)	(0.55)	(0.72)	$8.84	13.36%	1.18%	2.06%	57%	$2,722,731
C Class
2018(3)	$8.60	0.05	0.48	0.53	(0.05)	—	(0.05)	$9.08	6.15%	1.91%(4)	1.03%(4)	35%	$584,406
2018	$9.13	0.08	0.37	0.45	(0.08)	(0.90)	(0.98)	$8.60	4.58%	1.91%	0.86%	75%	$627,651
2017	$8.41	0.08	1.24	1.32	(0.08)	(0.52)	(0.60)	$9.13	15.97%	1.91%	0.91%	93%	$711,149
2016	$8.71	0.12	0.33	0.45	(0.12)	(0.63)	(0.75)	$8.41	5.72%	1.94%	1.44%	88%	$562,723
2015	$8.84	0.12	0.54	0.66	(0.13)	(0.66)	(0.79)	$8.71	7.47%	1.93%	1.30%	56%	$549,088
2014	$8.47	0.12	0.91	1.03	(0.11)	(0.55)	(0.66)	$8.84	12.53%	1.93%	1.31%	57%	$521,688
R Class
2018(3)	$8.57	0.07	0.47	0.54	(0.07)	—	(0.07)	$9.04	6.32%	1.41%(4)	1.53%(4)	35%	$92,285
2018	$9.10	0.13	0.36	0.49	(0.12)	(0.90)	(1.02)	$8.57	5.11%	1.41%	1.36%	75%	$93,154
2017	$8.39	0.13	1.22	1.35	(0.12)	(0.52)	(0.64)	$9.10	16.48%	1.41%	1.41%	93%	$114,762
2016	$8.69	0.16	0.33	0.49	(0.16)	(0.63)	(0.79)	$8.39	6.27%	1.44%	1.94%	88%	$105,462
2015	$8.82	0.16	0.54	0.70	(0.17)	(0.66)	(0.83)	$8.69	8.03%	1.43%	1.80%	56%	$127,897
2014	$8.45	0.16	0.91	1.07	(0.15)	(0.55)	(0.70)	$8.82	13.12%	1.43%	1.81%	57%	$169,852

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018(3)	$8.60	0.10	0.48	0.58	(0.10)	—	(0.10)	$9.08	6.79%	0.71%(4)	2.23%(4)	35%	$956
2018(5)	$9.15	0.21	0.33	0.54	(0.19)	(0.90)	(1.09)	$8.60	5.57%	0.71%(4)	2.51%(4)	75%(6)	$653
R6 Class
2018(3)	$8.62	0.11	0.47	0.58	(0.11)	—	(0.11)	$9.09	6.73%	0.56%(4)	2.38%(4)	35%	$727,913
2018	$9.15	0.21	0.36	0.57	(0.20)	(0.90)	(1.10)	$8.62	5.97%	0.56%	2.21%	75%	$691,393
2017	$8.42	0.20	1.25	1.45	(0.20)	(0.52)	(0.72)	$9.15	17.66%	0.56%	2.26%	93%	$492,622
2016	$8.72	0.24	0.32	0.56	(0.23)	(0.63)	(0.86)	$8.42	7.14%	0.59%	2.79%	88%	$246,151
2015	$8.85	0.25	0.53	0.78	(0.25)	(0.66)	(0.91)	$8.72	8.90%	0.58%	2.65%	56%	$117,620
2014(7)	$8.94	0.17	0.46	0.63	(0.17)	(0.55)	(0.72)	$8.85	7.41%	0.58%(4)	2.93%(4)	57%(8)	$26,550

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2018 (unaudited).

(4)	Annualized.

(5)	April 10, 2017 (commencement of sale) through March 31, 2018.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(7)	July 26, 2013 (commencement of sale) through March 31, 2014.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

27

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and ten-year periods and below its benchmark for the five-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

28

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

29

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90802 1811

Semiannual Report

September 30, 2018

Large Company Value Fund
Investor Class (ALVIX)
I Class (ALVSX)
A Class (ALPAX)
C Class (ALPCX)
R Class (ALVRX)
R5 Class (ALVGX)
R6 Class (ALVDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2018. It provides a market overview (below), followed by a schedule of fund investments and other financial information. For additional commentary and information on fund performance, plus other investment insights, we encourage you to visit our website, americancentury.com.

Upbeat Economy Drove Stock Prices, Treasury Yields Higher

After facing a raucous start to 2018, investors adjusted to heightened market volatility stemming from rising U.S. interest rates, geopolitical tensions, and fears of a global trade war. At the same time, the U.S. economy continued to accelerate, bolstered by the effects of federal tax and regulatory reform. Annualized gross domestic product (GDP) growth jumped from 2.2% in the first quarter to 4.2% in the second quarter, and estimates from the Federal Reserve (Fed) pegged third-quarter GDP growth at approximately 4.0%. Meanwhile, S&P 500 companies reported record earnings growth.

These factors fueled investor optimism toward U.S. stocks. The S&P 500 Index, which reached several milestone levels during the period, returned 11.4% for the six-month period. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks outperformed their larger peers, and growth stocks outperformed their value counterparts, according to Russell Investments.

The backdrop for fixed-income investors was more challenging. The Fed’s rate-hike campaign, combined with improving economic data and an uptick in inflation, drove U.S. Treasury yields higher and investment-grade bond returns lower. The Bloomberg Barclays U.S. Aggregate Bond Index returned -0.1% for the six-month period, while global bond returns were even weaker. Investor preferences for risk extended to the bond market, as spread (non-Treasury) sectors generally outperformed Treasuries. U.S. high-yield corporate bonds were notable outperformers, advancing more than 3% (according to Bloomberg Barclays U.S. Corporate High-Yield Bond Index) on strong corporate earnings and fundamentals, rising oil prices, and investor demand for yield.

With economic growth accelerating, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Fund Characteristics

SEPTEMBER 30, 2018
Top Ten Holdings	% of net assets
Schlumberger Ltd.	3.6%
Johnson & Johnson	3.5%
Verizon Communications, Inc.	3.1%
JPMorgan Chase & Co.	3.1%
Procter & Gamble Co. (The)	3.1%
U.S. Bancorp	3.0%
Pfizer, Inc.	3.0%
Medtronic plc	3.0%
Chevron Corp.	2.6%
iShares Russell 1000 Value ETF	2.5%

Top Five Industries	% of net assets
Banks	13.2%
Pharmaceuticals	10.2%
Oil, Gas and Consumable Fuels	8.5%
Health Care Equipment and Supplies	5.8%
Capital Markets	5.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	86.7%
Foreign Common Stocks*	7.8%
Exchange-Traded Funds	2.5%
Total Equity Exposure	97.0%
Temporary Cash Investments	2.9%
Other Assets and Liabilities	0.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period(1) 4/1/18 - 9/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,075.70	$4.32	0.83%
I Class	$1,000	$1,076.70	$3.28	0.63%
A Class	$1,000	$1,074.40	$5.62	1.08%
C Class	$1,000	$1,070.30	$9.50	1.83%
R Class	$1,000	$1,072.90	$6.91	1.33%
R5 Class	$1,000	$1,076.70	$3.28	0.63%
R6 Class	$1,000	$1,077.50	$2.50	0.48%
Hypothetical
Investor Class	$1,000	$1,020.91	$4.20	0.83%
I Class	$1,000	$1,021.91	$3.19	0.63%
A Class	$1,000	$1,019.65	$5.47	1.08%
C Class	$1,000	$1,015.89	$9.25	1.83%
R Class	$1,000	$1,018.40	$6.73	1.33%
R5 Class	$1,000	$1,021.91	$3.19	0.63%
R6 Class	$1,000	$1,022.66	$2.43	0.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

5

Schedule of Investments

SEPTEMBER 30, 2018 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 94.5%
Air Freight and Logistics — 0.6%
United Parcel Service, Inc., Class B	45,200	$5,277,100
Airlines — 0.6%
Southwest Airlines Co.	87,500	5,464,375
Auto Components — 0.8%
BorgWarner, Inc.	152,000	6,502,560
Automobiles — 1.1%
Honda Motor Co. Ltd. ADR	301,400	9,066,112
Banks — 13.2%
Bank of America Corp.	593,400	17,481,564
BB&T Corp.	402,100	19,517,934
JPMorgan Chase & Co.	233,200	26,314,288
M&T Bank Corp.	12,900	2,122,566
PNC Financial Services Group, Inc. (The)	72,300	9,846,537
U.S. Bancorp	489,600	25,855,776
Wells Fargo & Co.	222,600	11,699,856
		112,838,521
Beverages — 1.3%
PepsiCo, Inc.	97,200	10,866,960
Building Products — 0.9%
Johnson Controls International plc	221,300	7,745,500
Capital Markets — 5.8%
Ameriprise Financial, Inc.	79,900	11,798,034
Bank of New York Mellon Corp. (The)	386,200	19,692,338
Invesco Ltd.	787,900	18,027,152
		49,517,524
Chemicals — 1.1%
DowDuPont, Inc.	146,500	9,421,415
Communications Equipment — 2.4%
Cisco Systems, Inc.	415,400	20,209,210
Containers and Packaging — 0.9%
WestRock Co.	144,800	7,738,112
Diversified Telecommunication Services — 3.1%
Verizon Communications, Inc.	502,500	26,828,475
Electric Utilities — 3.2%
Edison International	126,500	8,561,520
Eversource Energy	128,700	7,907,328
Xcel Energy, Inc.	241,600	11,405,936
		27,874,784
Electrical Equipment — 1.0%
Eaton Corp. plc	98,000	8,499,540

6

	Shares	Value
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	101,800	$8,951,274
Energy Equipment and Services — 4.8%
Baker Hughes a GE Co.	309,600	10,473,768
Schlumberger Ltd.	510,600	31,105,752
		41,579,520
Food and Staples Retailing — 2.5%
Sysco Corp.	58,800	4,307,100
Walgreens Boots Alliance, Inc.	102,200	7,450,380
Walmart, Inc.	101,100	9,494,301
		21,251,781
Food Products — 3.4%
Conagra Brands, Inc.	220,000	7,473,400
Kellogg Co.	61,300	4,292,226
Mondelez International, Inc., Class A	411,200	17,665,152
		29,430,778
Health Care Equipment and Supplies — 5.8%
Abbott Laboratories	70,000	5,135,200
Medtronic plc	258,900	25,467,993
Zimmer Biomet Holdings, Inc.	145,100	19,076,297
		49,679,490
Health Care Providers and Services — 2.2%
Cigna Corp.	27,200	5,664,400
Henry Schein, Inc.(1)	51,500	4,379,045
McKesson Corp.	69,100	9,166,115
		19,209,560
Hotels, Restaurants and Leisure — 1.0%
Carnival Corp.	47,600	3,035,452
McDonald's Corp.	32,800	5,487,112
		8,522,564
Household Products — 3.1%
Procter & Gamble Co. (The)	314,800	26,200,804
Industrial Conglomerates — 1.5%
General Electric Co.	336,800	3,802,472
Siemens AG	69,100	8,852,422
		12,654,894
Insurance — 3.5%
Aflac, Inc.	189,100	8,900,937
Chubb Ltd.	155,100	20,727,564
		29,628,501
Machinery — 2.7%
Atlas Copco AB, B Shares	434,500	11,594,131
Cummins, Inc.	76,500	11,174,355
		22,768,486
Multiline Retail — 0.4%
Target Corp.	43,300	3,819,493

7

	Shares	Value
Oil, Gas and Consumable Fuels — 8.5%
Anadarko Petroleum Corp.	136,100	$9,174,501
Chevron Corp.	181,400	22,181,592
EQT Corp.	164,300	7,266,989
Noble Energy, Inc.	255,500	7,969,045
Royal Dutch Shell plc, Class B ADR	72,000	5,106,960
TOTAL SA ADR	332,700	21,422,553
		73,121,640
Personal Products — 0.5%
Unilever NV CVA	77,700	4,327,096
Pharmaceuticals — 10.2%
Allergan plc	43,700	8,323,976
Johnson & Johnson	216,100	29,858,537
Merck & Co., Inc.	243,900	17,302,266
Pfizer, Inc.	585,800	25,816,206
Roche Holding AG	26,900	6,516,685
		87,817,670
Road and Rail — 0.6%
Union Pacific Corp.	33,800	5,503,654
Semiconductors and Semiconductor Equipment — 3.4%
Applied Materials, Inc.	235,100	9,086,615
Intel Corp.	421,200	19,918,548
		29,005,163
Software — 2.2%
Oracle Corp. (New York)	364,800	18,809,088
Specialty Retail — 1.2%
Advance Auto Parts, Inc.	35,400	5,958,882
AutoZone, Inc.(1)	5,900	4,576,630
		10,535,512
TOTAL COMMON STOCKS (Cost $698,885,011)		810,667,156
EXCHANGE-TRADED FUNDS — 2.5%
iShares Russell 1000 Value ETF (Cost $20,460,678)	169,300	21,436,766
TEMPORARY CASH INVESTMENTS — 2.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 8.125%, 8/15/19 - 5/15/46, valued at $16,278,781), in a joint trading account at 2.00%, dated 9/28/18, due 10/1/18 (Delivery value $15,981,487)		15,978,824
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $9,515,747), at 1.05%, dated 9/28/18, due 10/1/18 (Delivery value $9,327,816)		9,327,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	36,838	36,838
TOTAL TEMPORARY CASH INVESTMENTS (Cost $25,342,662)		25,342,662
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $744,688,351)		857,446,584
OTHER ASSETS AND LIABILITIES — 0.1%		495,421
TOTAL NET ASSETS — 100.0%		$857,942,005

8

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,444,915	CHF	5,186,445	UBS AG	12/31/18	$113,364
USD	199,211	CHF	190,260	UBS AG	12/31/18	3,628
USD	29,523,070	EUR	24,926,562	Credit Suisse AG	12/31/18	355,642
USD	702,328	EUR	600,896	Credit Suisse AG	12/31/18	(802)
GBP	137,487	USD	181,848	Morgan Stanley	12/31/18	(1,837)
GBP	561,776	USD	737,881	Morgan Stanley	12/31/18	(2,352)
GBP	195,004	USD	256,868	Morgan Stanley	12/31/18	(1,550)
USD	5,549,400	GBP	4,173,172	Morgan Stanley	12/31/18	85,494
USD	7,787,334	JPY	870,771,878	Bank of America N.A.	12/28/18	68,573
USD	9,333,069	SEK	81,373,160	Goldman Sachs & Co.	12/28/18	105,038
USD	240,820	SEK	2,102,980	Goldman Sachs & Co.	12/28/18	2,334
						$727,532

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

SEPTEMBER 30, 2018 (UNAUDITED)
Assets
Investment securities, at value (cost of $744,688,351)	$857,446,584
Receivable for investments sold	1,475,905
Receivable for capital shares sold	173,578
Unrealized appreciation on forward foreign currency exchange contracts	734,073
Dividends and interest receivable	1,624,727
861,454,867

Liabilities
Payable for investments purchased	2,828,929
Payable for capital shares redeemed	125,424
Unrealized depreciation on forward foreign currency exchange contracts	6,541
Accrued management fees	538,642
Distribution and service fees payable	13,326
3,512,862

Net Assets	$857,942,005

Net Assets Consist of:
Capital (par value and paid-in surplus)	$727,425,287
Undistributed net investment income	751,420
Undistributed net realized gain	16,281,452
Net unrealized appreciation	113,483,846
$857,942,005

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$643,992,673	61,312,654	$10.50
I Class, $0.01 Par Value	$21,296,206	2,026,517	$10.51
A Class, $0.01 Par Value	$41,250,378	3,929,289	$10.50*
C Class, $0.01 Par Value	$3,411,983	325,081	$10.50
R Class, $0.01 Par Value	$4,508,980	429,104	$10.51
R5 Class, $0.01 Par Value	$5,601	533	$10.51
R6 Class, $0.01 Par Value	$143,476,184	13,655,263	$10.51
*Maximum offering price $11.14 (net asset value divided by 0.9425).

See Notes to Financial Statements.

10

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $99,803)	$10,655,639
Interest	99,995
10,755,634

Expenses:
Management fees	3,220,275
Distribution and service fees:
A Class	50,989
C Class	25,475
R Class	10,891
Directors' fees and expenses	12,398
Other expenses	12,975
3,333,003

Net investment income (loss)	7,422,631

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	22,429,859
Forward foreign currency exchange contract transactions	3,319,912
Foreign currency translation transactions	(8,896)
25,740,875

Change in net unrealized appreciation (depreciation) on:
Investments	27,747,306
Forward foreign currency exchange contracts	701,613
Translation of assets and liabilities in foreign currencies	(1,561)
28,447,358

Net realized and unrealized gain (loss)	54,188,233

Net Increase (Decrease) in Net Assets Resulting from Operations	$61,610,864

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED) AND YEAR ENDED MARCH 31, 2018
Increase (Decrease) in Net Assets	September 30, 2018	March 31, 2018
Operations
Net investment income (loss)	$7,422,631	$18,340,782
Net realized gain (loss)	25,740,875	23,064,070
Change in net unrealized appreciation (depreciation)	28,447,358	(9,255,174)
Net increase (decrease) in net assets resulting from operations	61,610,864	32,149,678

Distributions to Shareholders
From net investment income:
Investor Class	(5,748,333)	(12,587,826)
I Class	(213,169)	(421,278)
A Class	(320,730)	(754,663)
C Class	(19,378)	(59,283)
R Class	(28,494)	(71,995)
R5 Class	(55)	(111)
R6 Class	(1,449,439)	(2,988,543)
From net realized gains:
Investor Class	—	(23,102,573)
I Class	—	(780,077)
A Class	—	(1,591,901)
C Class	—	(233,557)
R Class	—	(189,746)
R5 Class	—	(191)
R6 Class	—	(4,439,434)
Decrease in net assets from distributions	(7,779,598)	(47,221,178)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(10,449,891)	(73,728,534)

Net increase (decrease) in net assets	43,381,375	(88,800,034)

Net Assets
Beginning of period	814,560,630	903,360,664
End of period	$857,942,005	$814,560,630

Undistributed net investment income	$751,420	$1,108,387

See Notes to Financial Statements.

12

Notes to Financial Statements

SEPTEMBER 30, 2018 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

13

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

14

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 49% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended September 30, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.70% to 0.90%	0.83%
I Class	0.50% to 0.70%	0.63%
A Class	0.70% to 0.90%	0.83%
C Class	0.70% to 0.90%	0.83%
R Class	0.70% to 0.90%	0.83%
R5 Class	0.50% to 0.70%	0.63%
R6 Class	0.35% to 0.55%	0.48%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended September 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,906,433 and $3,378,758, respectively. The effect of interfund transactions on the Statement of Operations was $66,541 in net realized gain (loss) on investment transactions.

15

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 2018 were $255,588,466 and $272,407,883, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2018		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		490,000,000
Sold	1,097,414	$11,290,803	6,103,145	$61,859,119
Issued in reinvestment of distributions	553,616	5,687,650	3,467,863	35,365,778
Redeemed	(3,459,188)	(35,547,902)	(11,912,905)	(121,531,300)
	(1,808,158)	(18,569,449)	(2,341,897)	(24,306,403)
I Class/Shares Authorized	45,000,000		50,000,000
Sold	398,183	4,119,443	1,087,344	11,005,106
Issued in reinvestment of distributions	17,786	182,840	103,493	1,056,279
Redeemed	(439,985)	(4,562,767)	(3,291,386)	(33,238,442)
	(24,016)	(260,484)	(2,100,549)	(21,177,057)
A Class/Shares Authorized	45,000,000		50,000,000
Sold	349,843	3,616,742	555,637	5,621,916
Issued in reinvestment of distributions	28,325	290,849	210,315	2,144,020
Redeemed	(530,292)	(5,424,634)	(2,280,536)	(23,192,893)
	(152,124)	(1,517,043)	(1,514,584)	(15,426,957)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	12,805	130,628	77,488	793,302
Issued in reinvestment of distributions	1,513	15,417	23,435	238,769
Redeemed	(303,633)	(3,145,313)	(377,094)	(3,792,393)
	(289,315)	(2,999,268)	(276,171)	(2,760,322)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	41,109	420,234	92,370	939,476
Issued in reinvestment of distributions	2,569	26,391	24,340	248,316
Redeemed	(49,942)	(507,263)	(258,680)	(2,656,868)
	(6,264)	(60,638)	(141,970)	(1,469,076)
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	—	—	498	5,000
Issued in reinvestment of distributions	5	55	30	302
	5	55	528	5,302
R6 Class/Shares Authorized	95,000,000		85,000,000
Sold	1,918,636	19,496,044	5,952,240	60,232,389
Issued in reinvestment of distributions	140,877	1,449,439	728,213	7,427,977
Redeemed	(776,209)	(7,988,547)	(7,495,218)	(76,254,387)
	1,283,304	12,956,936	(814,765)	(8,594,021)
Net increase (decrease)	(996,568)	$(10,449,891)	(7,189,408)	$(73,728,534)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the R5 Class.

16

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$779,376,822	$31,290,334	—
Exchange-Traded Funds	21,436,766	—	—
Temporary Cash Investments	36,838	25,305,824	—
	$800,850,426	$56,596,158	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$734,073	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$6,541	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $63,441,004.

17

The value of foreign currency risk derivative instruments as of September 30, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $734,073 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $6,541 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,319,912 in net realized gain (loss) on forward foreign currency exchange contract transactions and $701,613 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$754,834,967
Gross tax appreciation of investments	$122,853,119
Gross tax depreciation of investments	(20,241,502)
Net tax appreciation (depreciation) of investments	$102,611,617

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2018, the fund had post-October capital loss deferrals of $(72,867), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018(3)	$9.85	0.09	0.65	0.74	(0.09)	—	(0.09)	$10.50	7.57%	0.83%(4)	1.73%(4)	31%	$643,993
2018	$10.05	0.21	0.17	0.38	(0.20)	(0.38)	(0.58)	$9.85	3.65%	0.83%	2.09%	53%	$621,874
2017	$8.58	0.18	1.48	1.66	(0.19)	—	(0.19)	$10.05	19.44%	0.83%	1.96%	68%	$658,031
2016	$9.07	0.12	(0.49)	(0.37)	(0.12)	—	(0.12)	$8.58	(4.06)%	0.84%	1.41%	56%	$642,746
2015	$8.28	0.12	0.78	0.90	(0.11)	—	(0.11)	$9.07	10.92%	0.84%	1.36%	56%	$588,608
2014	$6.92	0.12	1.36	1.48	(0.12)	—	(0.12)	$8.28	21.57%	0.85%	1.64%	35%	$574,367
I Class
2018(3)	$9.86	0.10	0.65	0.75	(0.10)	—	(0.10)	$10.51	7.67%	0.63%(4)	1.93%(4)	31%	$21,296
2018	$10.06	0.22	0.18	0.40	(0.22)	(0.38)	(0.60)	$9.86	3.85%	0.63%	2.29%	53%	$20,213
2017	$8.58	0.19	1.49	1.68	(0.20)	—	(0.20)	$10.06	19.80%	0.63%	2.16%	68%	$41,746
2016	$9.08	0.14	(0.50)	(0.36)	(0.14)	—	(0.14)	$8.58	(3.97)%	0.64%	1.61%	56%	$48,495
2015	$8.29	0.13	0.79	0.92	(0.13)	—	(0.13)	$9.08	11.14%	0.64%	1.56%	56%	$47,616
2014	$6.93	0.14	1.36	1.50	(0.14)	—	(0.14)	$8.29	21.78%	0.65%	1.84%	35%	$81,195

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018(3)	$9.85	0.08	0.65	0.73	(0.08)	—	(0.08)	$10.50	7.44%	1.08%(4)	1.48%(4)	31%	$41,250
2018	$10.05	0.18	0.17	0.35	(0.17)	(0.38)	(0.55)	$9.85	3.39%	1.08%	1.84%	53%	$40,192
2017	$8.57	0.16	1.48	1.64	(0.16)	—	(0.16)	$10.05	19.28%	1.08%	1.71%	68%	$56,222
2016	$9.07	0.10	(0.50)	(0.40)	(0.10)	—	(0.10)	$8.57	(4.41)%	1.09%	1.16%	56%	$61,663
2015	$8.28	0.10	0.78	0.88	(0.09)	—	(0.09)	$9.07	10.65%	1.09%	1.11%	56%	$70,462
2014	$6.92	0.11	1.35	1.46	(0.10)	—	(0.10)	$8.28	21.27%	1.10%	1.39%	35%	$74,863
C Class
2018(3)	$9.85	0.03	0.66	0.69	(0.04)	—	(0.04)	$10.50	7.03%	1.83%(4)	0.73%(4)	31%	$3,412
2018	$10.05	0.11	0.17	0.28	(0.10)	(0.38)	(0.48)	$9.85	2.63%	1.83%	1.09%	53%	$6,050
2017	$8.57	0.09	1.48	1.57	(0.09)	—	(0.09)	$10.05	18.36%	1.83%	0.96%	68%	$8,948
2016	$9.06	0.03	(0.49)	(0.46)	(0.03)	—	(0.03)	$8.57	(5.03)%	1.84%	0.41%	56%	$9,116
2015	$8.28	0.03	0.78	0.81	(0.03)	—	(0.03)	$9.06	9.77%	1.84%	0.36%	56%	$11,505
2014	$6.92	0.05	1.35	1.40	(0.04)	—	(0.04)	$8.28	20.36%	1.85%	0.64%	35%	$10,101
R Class
2018(3)	$9.86	0.06	0.66	0.72	(0.07)	—	(0.07)	$10.51	7.29%	1.33%(4)	1.23%(4)	31%	$4,509
2018	$10.06	0.16	0.17	0.33	(0.15)	(0.38)	(0.53)	$9.86	3.13%	1.33%	1.59%	53%	$4,291
2017	$8.58	0.14	1.48	1.62	(0.14)	—	(0.14)	$10.06	18.95%	1.33%	1.46%	68%	$5,806
2016	$9.07	0.08	(0.49)	(0.41)	(0.08)	—	(0.08)	$8.58	(4.55)%	1.34%	0.91%	56%	$4,820
2015	$8.28	0.07	0.79	0.86	(0.07)	—	(0.07)	$9.07	10.37%	1.34%	0.86%	56%	$5,842
2014	$6.92	0.09	1.35	1.44	(0.08)	—	(0.08)	$8.28	20.96%	1.35%	1.14%	35%	$6,135

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018(3)	$9.86	0.10	0.65	0.75	(0.10)	—	(0.10)	$10.51	7.67%	0.63%(4)	1.93%(4)	31%	$6
2018(5)	$10.04	0.23	0.19	0.42	(0.22)	(0.38)	(0.60)	$9.86	4.05%	0.63%(4)	2.28%(4)	53%(6)	$5
R6 Class
2018(3)	$9.86	0.11	0.65	0.76	(0.11)	—	(0.11)	$10.51	7.75%	0.48%(4)	2.08%(4)	31%	$143,476
2018	$10.06	0.25	0.16	0.41	(0.23)	(0.38)	(0.61)	$9.86	4.01%	0.48%	2.44%	53%	$121,935
2017	$8.58	0.22	1.48	1.70	(0.22)	—	(0.22)	$10.06	19.98%	0.48%	2.31%	68%	$132,608
2016	$9.08	0.16	(0.51)	(0.35)	(0.15)	—	(0.15)	$8.58	(3.83)%	0.49%	1.76%	56%	$103,643
2015	$8.29	0.17	0.76	0.93	(0.14)	—	(0.14)	$9.08	11.30%	0.49%	1.71%	56%	$38,170
2014(7)	$7.65	0.10	0.65	0.75	(0.11)	—	(0.11)	$8.29	9.90%	0.50%(4)	1.98%(4)	35%(8)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2018 (unaudited).

(4)	Annualized.

(5)	April 10, 2017 (commencement of sale) through March 31, 2018.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(7)	July 26, 2013 (commencement of sale) through March 31, 2014.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90803 1811

Semiannual Report

September 30, 2018

Mid Cap Value Fund
Investor Class (ACMVX)
I Class (AVUAX)
Y Class (AMVYX)
A Class (ACLAX)
C Class (ACCLX)
R Class (AMVRX)
R5 Class (AMVGX)
R6 Class (AMDVX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2018. It provides a market overview (below), followed by a schedule of fund investments and other financial information. For additional commentary and information on fund performance, plus other investment insights, we encourage you to visit our website, americancentury.com.

Upbeat Economy Drove Stock Prices, Treasury Yields Higher

After facing a raucous start to 2018, investors adjusted to heightened market volatility stemming from rising U.S. interest rates, geopolitical tensions, and fears of a global trade war. At the same time, the U.S. economy continued to accelerate, bolstered by the effects of federal tax and regulatory reform. Annualized gross domestic product (GDP) growth jumped from 2.2% in the first quarter to 4.2% in the second quarter, and estimates from the Federal Reserve (Fed) pegged third-quarter GDP growth at approximately 4.0%. Meanwhile, S&P 500 companies reported record earnings growth.

These factors fueled investor optimism toward U.S. stocks. The S&P 500 Index, which reached several milestone levels during the period, returned 11.4% for the six-month period. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks outperformed their larger peers, and growth stocks outperformed their value counterparts, according to Russell Investments.

The backdrop for fixed-income investors was more challenging. The Fed’s rate-hike campaign, combined with improving economic data and an uptick in inflation, drove U.S. Treasury yields higher and investment-grade bond returns lower. The Bloomberg Barclays U.S. Aggregate Bond Index returned -0.1% for the six-month period, while global bond returns were even weaker. Investor preferences for risk extended to the bond market, as spread (non-Treasury) sectors generally outperformed Treasuries. U.S. high-yield corporate bonds were notable outperformers, advancing more than 3% (according to Bloomberg Barclays U.S. Corporate High-Yield Bond Index) on strong corporate earnings and fundamentals, rising oil prices, and investor demand for yield.

With economic growth accelerating, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Fund Characteristics

SEPTEMBER 30, 2018
Top Ten Holdings	% of net assets
Zimmer Biomet Holdings, Inc.	3.2%
iShares Russell Mid-Cap Value ETF	2.8%
Hubbell, Inc.	2.3%
Northern Trust Corp.	2.2%
Invesco Ltd.	2.0%
BB&T Corp.	2.0%
WestRock Co.	1.8%
Ameriprise Financial, Inc.	1.6%
Weyerhaeuser Co.	1.6%
Johnson Controls International plc	1.5%

Top Five Industries	% of net assets
Banks	9.8%
Oil, Gas and Consumable Fuels	6.9%
Capital Markets	6.3%
Insurance	5.9%
Food Products	5.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.6%
Foreign Common Stocks*	6.1%
Exchange-Traded Funds	2.8%
Total Equity Exposure	97.5%
Temporary Cash Investments	2.7%
Other Assets and Liabilities	(0.2)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period(1) 4/1/18 - 9/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,047.20	$4.93	0.96%
I Class	$1,000	$1,048.20	$3.90	0.76%
Y Class	$1,000	$1,048.90	$3.13	0.61%
A Class	$1,000	$1,046.00	$6.21	1.21%
C Class	$1,000	$1,041.90	$10.03	1.96%
R Class	$1,000	$1,044.20	$7.48	1.46%
R5 Class	$1,000	$1,048.20	$3.90	0.76%
R6 Class	$1,000	$1,049.00	$3.13	0.61%
Hypothetical
Investor Class	$1,000	$1,020.26	$4.86	0.96%
I Class	$1,000	$1,021.26	$3.85	0.76%
Y Class	$1,000	$1,022.01	$3.09	0.61%
A Class	$1,000	$1,019.00	$6.12	1.21%
C Class	$1,000	$1,015.24	$9.90	1.96%
R Class	$1,000	$1,017.75	$7.39	1.46%
R5 Class	$1,000	$1,021.26	$3.85	0.76%
R6 Class	$1,000	$1,022.01	$3.09	0.61%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

5

Schedule of Investments

SEPTEMBER 30, 2018 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 94.7%
Aerospace and Defense — 0.8%
Textron, Inc.	907,197	$64,837,370
Airlines — 1.2%
Southwest Airlines Co.	1,601,807	100,032,847
Auto Components — 1.0%
Aptiv plc	232,162	19,478,392
BorgWarner, Inc.	1,564,650	66,935,727
		86,414,119
Automobiles — 1.4%
Honda Motor Co. Ltd. ADR	2,357,672	70,918,774
Thor Industries, Inc.	585,411	48,998,900
		119,917,674
Banks — 9.8%
Bank of Hawaii Corp.	1,398,431	110,350,190
BB&T Corp.	3,421,076	166,059,029
Comerica, Inc.	386,415	34,854,633
Commerce Bancshares, Inc.	1,399,122	92,370,034
M&T Bank Corp.	676,675	111,340,105
Prosperity Bancshares, Inc.	375,688	26,053,963
SunTrust Banks, Inc.	1,320,761	88,213,627
UMB Financial Corp.	1,333,593	94,551,744
Westamerica Bancorporation(1)	1,502,608	90,396,897
		814,190,222
Beverages — 0.5%
Molson Coors Brewing Co., Class B	679,307	41,777,380
Building Products — 1.5%
Johnson Controls International plc	3,591,346	125,697,110
Capital Markets — 6.3%
Ameriprise Financial, Inc.	874,273	129,095,151
Invesco Ltd.	7,374,722	168,733,639
Northern Trust Corp.	1,759,213	179,668,424
State Street Corp.	563,390	47,200,814
		524,698,028
Commercial Services and Supplies — 0.7%
Republic Services, Inc.	760,600	55,265,196
Containers and Packaging — 4.4%
Bemis Co., Inc.	166,792	8,106,091
Graphic Packaging Holding Co.	8,127,587	113,867,494
Sonoco Products Co.	1,788,125	99,240,938
WestRock Co.	2,718,398	145,271,189
		366,485,712

6

	Shares	Value
Distributors — 1.0%
Genuine Parts Co.	847,794	$84,270,724
Electric Utilities — 3.9%
Edison International	1,099,939	74,443,872
Eversource Energy	684,509	42,056,233
Pinnacle West Capital Corp.	1,024,869	81,149,127
Xcel Energy, Inc.	2,655,732	125,377,108
		323,026,340
Electrical Equipment — 5.7%
Eaton Corp. plc	960,934	83,341,806
Emerson Electric Co.	1,298,152	99,412,480
Hubbell, Inc.	1,434,393	191,591,873
nVent Electric plc	1,294,395	35,155,768
Schneider Electric SE	737,919	59,373,552
		468,875,479
Electronic Equipment, Instruments and Components — 1.4%
Keysight Technologies, Inc.(2)	590,973	39,169,690
TE Connectivity Ltd.	881,708	77,528,585
		116,698,275
Energy Equipment and Services — 2.6%
Baker Hughes a GE Co.	3,258,499	110,235,021
Halliburton Co.	1,122,146	45,480,577
Helmerich & Payne, Inc.	524,120	36,043,733
National Oilwell Varco, Inc.	607,804	26,184,196
		217,943,527
Equity Real Estate Investment Trusts (REITs) — 3.8%
American Tower Corp.	180,432	26,216,769
Empire State Realty Trust, Inc., Class A	1,680,488	27,912,906
MGM Growth Properties LLC, Class A	2,411,332	71,110,181
Piedmont Office Realty Trust, Inc., Class A	3,267,788	61,859,227
Weyerhaeuser Co.	3,987,788	128,685,919
		315,785,002
Food and Staples Retailing — 1.6%
Sysco Corp.	1,371,141	100,436,078
US Foods Holding Corp.(2)	1,089,935	33,591,797
		134,027,875
Food Products — 5.8%
Conagra Brands, Inc.	3,590,169	121,958,041
General Mills, Inc.	941,009	40,388,106
J.M. Smucker Co. (The)	426,277	43,740,283
Kellogg Co.	1,156,177	80,955,514
Mondelez International, Inc., Class A	2,041,787	87,715,169
Orkla ASA	12,450,395	105,186,811
		479,943,924
Gas Utilities — 1.2%
Atmos Energy Corp.	505,772	47,497,049

7

	Shares	Value
Spire, Inc.	717,013	$52,736,306
		100,233,355
Health Care Equipment and Supplies — 4.3%
Siemens Healthineers AG(2)	819,214	36,024,761
STERIS plc	443,648	50,753,331
Zimmer Biomet Holdings, Inc.	2,039,668	268,155,152
		354,933,244
Health Care Providers and Services — 4.0%
Cardinal Health, Inc.	2,156,278	116,439,012
Henry Schein, Inc.(2)	1,003,373	85,316,806
LifePoint Health, Inc.(2)	38,185	2,459,114
McKesson Corp.	627,098	83,184,550
Quest Diagnostics, Inc.	429,996	46,400,868
		333,800,350
Health Care Technology — 0.4%
Cerner Corp.(2)	514,464	33,136,626
Hotels, Restaurants and Leisure — 0.6%
Sodexo SA	476,571	50,540,521
Household Durables — 1.0%
PulteGroup, Inc.	3,349,817	82,974,967
Household Products — 0.9%
Kimberly-Clark Corp.	670,767	76,225,962
Insurance — 5.9%
Aflac, Inc.	1,290,256	60,732,350
Arthur J. Gallagher & Co.	918,649	68,384,232
Brown & Brown, Inc.	1,738,584	51,409,929
Chubb Ltd.	914,442	122,206,029
ProAssurance Corp.	1,290,609	60,594,092
Reinsurance Group of America, Inc.	494,514	71,486,944
Torchmark Corp.	330,610	28,660,581
Travelers Cos., Inc. (The)	175,674	22,786,674
		486,260,831
Machinery — 4.1%
Atlas Copco AB, B Shares	1,754,599	46,819,447
Cummins, Inc.	651,747	95,200,684
IMI plc	5,430,490	77,646,783
Ingersoll-Rand plc	644,500	65,932,350
PACCAR, Inc.	748,927	51,069,332
		336,668,596
Multi-Utilities — 2.2%
Ameren Corp.	1,145,831	72,439,436
NorthWestern Corp.	1,818,463	106,671,039
		179,110,475
Multiline Retail — 0.6%
Target Corp.	534,198	47,121,606
Oil, Gas and Consumable Fuels — 6.9%
Anadarko Petroleum Corp.	1,256,066	84,671,409

8

	Shares/Principal Amount	Value
Cimarex Energy Co.	972,960	$90,426,902
Devon Energy Corp.	2,466,483	98,511,331
EQT Corp.	2,734,069	120,927,872
Imperial Oil Ltd.	1,874,703	60,668,591
Noble Energy, Inc.	3,698,956	115,370,438
		570,576,543
Road and Rail — 1.3%
Heartland Express, Inc.	3,973,890	78,404,850
Norfolk Southern Corp.	183,276	33,081,318
		111,486,168
Semiconductors and Semiconductor Equipment — 3.7%
Applied Materials, Inc.	765,275	29,577,879
Lam Research Corp.	372,777	56,550,271
Maxim Integrated Products, Inc.	2,048,037	115,488,806
Microchip Technology, Inc.	1,032,260	81,455,636
Teradyne, Inc.	627,765	23,214,750
		306,287,342
Specialty Retail — 1.1%
Advance Auto Parts, Inc.	520,396	87,598,259
Technology Hardware, Storage and Peripherals — 0.7%
HP, Inc.	2,311,818	59,575,550
Thrifts and Mortgage Finance — 0.9%
Capitol Federal Financial, Inc.	5,753,364	73,297,857
Trading Companies and Distributors — 1.5%
MSC Industrial Direct Co., Inc., Class A	1,383,707	121,918,424
TOTAL COMMON STOCKS (Cost $6,674,728,295)		7,851,633,480
EXCHANGE-TRADED FUNDS — 2.8%
iShares Russell Mid-Cap Value ETF (Cost $228,541,959)	2,599,602	234,640,076
TEMPORARY CASH INVESTMENTS — 2.7%
Federal Home Loan Bank Discount Notes, 2.03%, 10/1/18(3)	$220,000,000	220,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 8.125%, 8/15/19 - 5/15/46, valued at $2,010,005), in a joint trading account at 2.00%, dated 9/28/18, due 10/1/18 (Delivery value $1,973,297)		1,972,968
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $1,174,514), at 1.05%, dated 9/29/18, due 10/1/18 (Delivery value $1,151,101)		1,151,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	378,876	378,876
TOTAL TEMPORARY CASH INVESTMENTS (Cost $223,502,844)		223,502,844
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $7,126,773,098)		8,309,776,400
OTHER ASSETS AND LIABILITIES — (0.2)%		(16,950,549)
TOTAL NET ASSETS — 100.0%		$8,292,825,851

9

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	48,633,199	CAD	62,688,194	Morgan Stanley	12/31/18	$1,937
USD	1,751,121	CAD	2,262,767	Morgan Stanley	12/31/18	(4,252)
USD	1,860,701	CAD	2,406,181	Morgan Stanley	12/31/18	(5,928)
USD	121,767,129	EUR	102,808,953	Credit Suisse AG	12/31/18	1,466,835
USD	5,266,524	EUR	4,446,650	Credit Suisse AG	12/31/18	63,345
GBP	1,601,610	USD	2,121,533	Morgan Stanley	12/31/18	(24,557)
USD	67,575,048	GBP	50,816,712	Morgan Stanley	12/31/18	1,041,064
USD	1,994,068	GBP	1,513,820	Morgan Stanley	12/31/18	12,034
USD	42,999,287	JPY	4,808,137,259	Bank of America N.A.	12/28/18	378,638
USD	89,345,516	NOK	726,405,846	Goldman Sachs & Co.	12/28/18	(251,129)
USD	2,165,525	NOK	17,567,507	Goldman Sachs & Co.	12/28/18	(1,294)
USD	37,688,822	SEK	328,601,301	Goldman Sachs & Co.	12/28/18	424,165
USD	972,479	SEK	8,492,259	Goldman Sachs & Co.	12/28/18	9,424
						$3,110,282

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)	Non-income producing.

(3)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2018 (UNAUDITED)
Assets
Investment securities - unaffiliated, at value (cost of $7,057,354,961)	$8,219,379,503
Investment securities - affiliated, at value (cost of $69,418,137)	90,396,897
Total investment securities, at value (cost of $7,126,773,098)	8,309,776,400
Receivable for investments sold	2,986,398
Receivable for capital shares sold	8,979,952
Unrealized appreciation on forward foreign currency exchange contracts	3,397,442
Dividends and interest receivable	14,059,968
8,339,200,160

Liabilities
Payable for investments purchased	15,300,682
Payable for capital shares redeemed	24,624,355
Unrealized depreciation on forward foreign currency exchange contracts	287,160
Accrued management fees	5,911,556
Distribution and service fees payable	250,556
46,374,309

Net Assets	$8,292,825,851

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,517,009,312
Undistributed net investment income	930,051
Undistributed net realized gain	588,770,694
Net unrealized appreciation	1,186,115,794
$8,292,825,851

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,967,959,969	222,878,555	$17.80
I Class, $0.01 Par Value	$1,845,262,637	103,587,993	$17.81
Y Class, $0.01 Par Value	$9,875,743	554,176	$17.82
A Class, $0.01 Par Value	$462,616,007	26,032,101	$17.77*
C Class, $0.01 Par Value	$125,891,014	7,158,380	$17.59
R Class, $0.01 Par Value	$108,473,720	6,120,639	$17.72
R5 Class, $0.01 Par Value	$51,381,899	2,883,710	$17.82
R6 Class, $0.01 Par Value	$1,721,364,862	96,642,668	$17.81
* Maximum offering price $18.85 (net asset value divided by 0.9425).

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $1,158,926 from affiliates and net of foreign taxes withheld of $861,525)	$91,264,371
Interest	1,767,702
93,032,073

Expenses:
Management fees	37,396,809
Distribution and service fees:
A Class	634,074
C Class	663,321
R Class	284,662
Directors' fees and expenses	125,085
Other expenses	77
39,104,028
Fees waived(1)	(1,828,142)
37,275,886

Net investment income (loss)	55,756,187

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $34,751,723 from affiliates)	417,388,460
Forward foreign currency exchange contract transactions	10,907,281
Foreign currency translation transactions	(13,772)
428,281,969

Change in net unrealized appreciation (depreciation) on:
Investments (including $6,384,729 from affiliates)	(94,014,534)
Forward foreign currency exchange contracts	2,577,294
Translation of assets and liabilities in foreign currencies	1,429
(91,435,811)

Net realized and unrealized gain (loss)	336,846,158

Net Increase (Decrease) in Net Assets Resulting from Operations	$392,602,345

(1)	Amount consists of $894,812, $401,442, $705, $110,664, $28,807, $24,726, $7,346, and $359,640 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED) AND YEAR ENDED MARCH 31, 2018
Increase (Decrease) in Net Assets	September 30, 2018	March 31, 2018
Operations
Net investment income (loss)	$55,756,187	$142,330,750
Net realized gain (loss)	428,281,969	767,738,192
Change in net unrealized appreciation (depreciation)	(91,435,811)	(425,161,721)
Net increase (decrease) in net assets resulting from operations	392,602,345	484,907,221

Distributions to Shareholders
From net investment income:
Investor Class	(21,950,306)	(69,026,226)
I Class	(12,028,879)	(33,335,729)
Y Class	(40,652)	(1,106)
A Class	(2,064,082)	(8,178,699)
C Class	(53,707)	(902,988)
R Class	(327,102)	(1,415,843)
R5 Class	(302,832)	(1,629)
R6 Class	(12,050,269)	(26,678,396)
From net realized gains:
Investor Class	—	(328,941,203)
I Class	—	(147,848,695)
Y Class	—	(395)
A Class	—	(46,126,098)
C Class	—	(11,104,764)
R Class	—	(10,074,669)
R5 Class	—	(10,168)
R6 Class	—	(108,580,202)
Decrease in net assets from distributions	(48,817,829)	(792,226,810)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(441,547,490)	(240,542,398)

Net increase (decrease) in net assets	(97,762,974)	(547,861,987)

Net Assets
Beginning of period	8,390,588,825	8,938,450,812
End of period	$8,292,825,851	$8,390,588,825

Undistributed (distributions in excess of) net investment income	$930,051	$(6,008,307)

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2018 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From April 1, 2018 through July 31, 2018, the investment advisor agreed to waive 0.05% of the fund's management fee. Effective August 1, 2018, the investment advisor agreed to waive 0.03% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended September 30, 2018 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.00%	0.96%
I Class	0.80%	0.76%
Y Class	0.65%	0.61%
A Class	1.00%	0.96%
C Class	1.00%	0.96%
R Class	1.00%	0.96%
R5 Class	0.80%	0.76%
R6 Class	0.65%	0.61%

16

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended September 30, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $14,963,917 and $51,383,411, respectively. The effect of interfund transactions on the Statement of Operations was $6,754,511 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 2018 were $2,369,851,788 and $2,801,905,660, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2018		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,600,000,000		1,500,000,000
Sold	11,491,103	$202,381,813	52,148,585	$926,733,097
Issued in reinvestment of distributions	1,221,248	21,756,492	22,618,241	394,404,052
Redeemed	(36,903,857)	(649,474,064)	(92,664,226)	(1,650,942,627)
	(24,191,506)	(425,335,759)	(17,897,400)	(329,805,478)
I Class/Shares Authorized	800,000,000		800,000,000
Sold	13,833,911	243,422,114	46,014,891	820,456,378
Issued in reinvestment of distributions	609,425	10,865,042	9,275,295	161,888,494
Redeemed	(15,692,886)	(276,278,913)	(42,062,105)	(753,279,422)
	(1,249,550)	(21,991,757)	13,228,081	229,065,450
Y Class/Shares Authorized	70,000,000		50,000,000
Sold	538,035	9,622,070	33,331	582,885
Issued in reinvestment of distributions	2,034	36,601	86	1,501
Redeemed	(19,307)	(350,027)	(3)	(58)
	520,762	9,308,644	33,414	584,328
A Class/Shares Authorized	225,000,000		300,000,000
Sold	1,735,324	30,445,754	6,291,603	111,898,706
Issued in reinvestment of distributions	107,572	1,912,098	2,914,841	50,699,575
Redeemed	(7,465,055)	(131,070,864)	(33,324,071)	(593,005,750)
	(5,622,159)	(98,713,012)	(24,117,627)	(430,407,469)
C Class/Shares Authorized	60,000,000		60,000,000
Sold	97,099	1,685,507	386,424	6,784,394
Issued in reinvestment of distributions	2,903	50,783	658,516	11,314,159
Redeemed	(944,399)	(16,457,125)	(2,194,984)	(38,644,638)
	(844,397)	(14,720,835)	(1,150,044)	(20,546,085)
R Class/Shares Authorized	60,000,000		60,000,000
Sold	460,092	8,121,403	907,607	16,056,712
Issued in reinvestment of distributions	18,332	325,091	657,132	11,386,397
Redeemed	(1,411,310)	(24,622,141)	(3,086,353)	(54,812,335)
	(932,886)	(16,175,647)	(1,521,614)	(27,369,226)
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	3,030,795	52,955,563	22,773	411,867
Issued in reinvestment of distributions	16,971	302,832	677	11,797
Redeemed	(182,367)	(3,230,131)	(5,139)	(91,450)
	2,865,399	50,028,264	18,311	332,214
R6 Class/Shares Authorized	700,000,000		440,000,000
Sold	12,829,151	225,657,157	37,989,352	680,475,487
Issued in reinvestment of distributions	675,550	12,050,269	7,747,040	135,258,598
Redeemed	(9,144,453)	(161,654,814)	(26,731,710)	(478,130,217)
	4,360,248	76,052,612	19,004,682	337,603,868
Net increase (decrease)	(25,094,089)	$(441,547,490)	(12,402,197)	$(240,542,398)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Electrical Equipment	$409,501,927	$59,373,552	—
Food Products	374,757,113	105,186,811	—
Health Care Equipment and Supplies	318,908,483	36,024,761	—
Hotels, Restaurants and Leisure	—	50,540,521	—
Machinery	212,202,366	124,466,230	—
Oil, Gas and Consumable Fuels	509,907,952	60,668,591	—
Other Industries	5,590,095,173	—	—
Exchange-Traded Funds	234,640,076	—	—
Temporary Cash Investments	378,876	223,123,968	—
	$7,650,391,966	$659,384,434	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$3,397,442	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$287,160	—

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7. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended September 30, 2018 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Westamerica Bancorporation	$87,018	$4,180	$3,664	$2,863	$90,397	1,503	$20	$1,159
LifePoint Health, Inc.(1)(2)	101,555	1,662	104,280	3,522	(2)	(2)	34,732	—
	$188,573	$5,842	$107,944	$6,385	$90,397	1,503	$34,752	$1,159

(1)	Non-income producing

(2)	Company was not an affiliate at September 30, 2018.

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $377,812,885.

The value of foreign currency risk derivative instruments as of September 30, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $3,397,442 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $287,160 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $10,907,281 in net realized gain (loss) on forward foreign currency exchange contract transactions and $2,577,294 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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10. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$7,232,050,123
Gross tax appreciation of investments	$1,311,165,459
Gross tax depreciation of investments	(233,439,182)
Net tax appreciation (depreciation) of investments	$1,077,726,277

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018(3)	$17.09	0.11	0.70	0.81	(0.10)	—	(0.10)	$17.80	4.72%	0.96%(4)	1.00%(4)	1.24%(4)	1.20%(4)	29%	$3,967,960
2018	$17.76	0.28	0.71	0.99	(0.27)	(1.39)	(1.66)	$17.09	5.51%	0.96%	1.00%	1.57%	1.53%	47%	$4,223,276
2017	$15.32	0.22	2.93	3.15	(0.23)	(0.48)	(0.71)	$17.76	20.71%	0.98%	1.00%	1.32%	1.30%	49%	$4,706,704
2016	$16.70	0.19	0.06	0.25	(0.19)	(1.44)	(1.63)	$15.32	1.94%	1.00%	1.01%	1.19%	1.18%	66%	$3,554,131
2015	$16.35	0.20	1.98	2.18	(0.18)	(1.65)	(1.83)	$16.70	13.62%	1.00%	1.00%	1.16%	1.16%	66%	$3,771,117
2014	$14.53	0.21	2.77	2.98	(0.20)	(0.96)	(1.16)	$16.35	21.02%	1.00%	1.00%	1.34%	1.34%	67%	$3,252,177
I Class
2018(3)	$17.10	0.13	0.69	0.82	(0.11)	—	(0.11)	$17.81	4.82%	0.76%(4)	0.80%(4)	1.44%(4)	1.40%(4)	29%	$1,845,263
2018	$17.77	0.32	0.71	1.03	(0.31)	(1.39)	(1.70)	$17.10	5.72%	0.76%	0.80%	1.77%	1.73%	47%	$1,793,037
2017	$15.33	0.26	2.93	3.19	(0.27)	(0.48)	(0.75)	$17.77	20.95%	0.78%	0.80%	1.52%	1.50%	49%	$1,628,060
2016	$16.71	0.22	0.06	0.28	(0.22)	(1.44)	(1.66)	$15.33	2.14%	0.80%	0.81%	1.39%	1.38%	66%	$1,153,899
2015	$16.36	0.23	1.99	2.22	(0.22)	(1.65)	(1.87)	$16.71	13.83%	0.80%	0.80%	1.36%	1.36%	66%	$1,017,915
2014	$14.53	0.24	2.78	3.02	(0.23)	(0.96)	(1.19)	$16.36	21.33%	0.80%	0.80%	1.54%	1.54%	67%	$812,521

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2018(3)	$17.11	0.17	0.67	0.84	(0.13)	—	(0.13)	$17.82	4.89%	0.61%(4)	0.65%(4)	1.59%(4)	1.55%(4)	29%	$9,876
2018(5)	$17.76	0.32	0.75	1.07	(0.33)	(1.39)	(1.72)	$17.11	5.97%	0.61%(4)	0.65%(4)	1.89%(4)	1.85%(4)	47%(6)	$572
A Class
2018(3)	$17.06	0.09	0.69	0.78	(0.07)	—	(0.07)	$17.77	4.60%	1.21%(4)	1.25%(4)	0.99%(4)	0.95%(4)	29%	$462,616
2018	$17.73	0.22	0.73	0.95	(0.23)	(1.39)	(1.62)	$17.06	5.26%	1.21%	1.25%	1.32%	1.28%	47%	$540,108
2017	$15.30	0.18	2.92	3.10	(0.19)	(0.48)	(0.67)	$17.73	20.37%	1.23%	1.25%	1.07%	1.05%	49%	$989,014
2016	$16.68	0.15	0.06	0.21	(0.15)	(1.44)	(1.59)	$15.30	1.69%	1.25%	1.26%	0.94%	0.93%	66%	$1,360,886
2015	$16.33	0.15	2.00	2.15	(0.15)	(1.65)	(1.80)	$16.68	13.40%	1.25%	1.25%	0.91%	0.91%	66%	$1,464,424
2014	$14.52	0.17	2.76	2.93	(0.16)	(0.96)	(1.12)	$16.33	20.71%	1.25%	1.25%	1.09%	1.09%	67%	$802,480
C Class
2018(3)	$16.89	0.02	0.69	0.71	(0.01)	—	(0.01)	$17.59	4.19%	1.96%(4)	2.00%(4)	0.24%(4)	0.20%(4)	29%	$125,891
2018	$17.58	0.10	0.71	0.81	(0.11)	(1.39)	(1.50)	$16.89	4.48%	1.96%	2.00%	0.57%	0.53%	47%	$135,133
2017	$15.17	0.06	2.90	2.96	(0.07)	(0.48)	(0.55)	$17.58	19.56%	1.98%	2.00%	0.32%	0.30%	49%	$160,893
2016	$16.57	0.03	0.06	0.09	(0.05)	(1.44)	(1.49)	$15.17	0.90%	2.00%	2.01%	0.19%	0.18%	66%	$102,906
2015	$16.26	0.03	1.97	2.00	(0.04)	(1.65)	(1.69)	$16.57	12.53%	2.00%	2.00%	0.16%	0.16%	66%	$79,490
2014	$14.49	0.05	2.75	2.80	(0.07)	(0.96)	(1.03)	$16.26	19.75%	2.00%	2.00%	0.34%	0.34%	67%	$60,443

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2018(3)	$17.02	0.06	0.69	0.75	(0.05)	—	(0.05)	$17.72	4.42%	1.46%(4)	1.50%(4)	0.74%(4)	0.70%(4)	29%	$108,474
2018	$17.69	0.19	0.71	0.90	(0.18)	(1.39)	(1.57)	$17.02	5.02%	1.46%	1.50%	1.07%	1.03%	47%	$120,024
2017	$15.26	0.14	2.92	3.06	(0.15)	(0.48)	(0.63)	$17.69	20.12%	1.48%	1.50%	0.82%	0.80%	49%	$151,705
2016	$16.64	0.11	0.06	0.17	(0.11)	(1.44)	(1.55)	$15.26	1.43%	1.50%	1.51%	0.69%	0.68%	66%	$127,581
2015	$16.31	0.11	1.98	2.09	(0.11)	(1.65)	(1.76)	$16.64	13.07%	1.50%	1.50%	0.66%	0.66%	66%	$130,669
2014	$14.51	0.13	2.76	2.89	(0.13)	(0.96)	(1.09)	$16.31	20.41%	1.50%	1.50%	0.84%	0.84%	67%	$110,440
R5 Class
2018(3)	$17.11	0.14	0.68	0.82	(0.11)	—	(0.11)	$17.82	4.82%	0.76%(4)	0.80%(4)	1.44%(4)	1.40%(4)	29%	$51,382
2018(5)	$17.76	0.29	0.76	1.05	(0.31)	(1.39)	(1.70)	$17.11	5.83%	0.76%(4)	0.80%(4)	1.70%(4)	1.66%(4)	47%(6)	$313
R6 Class
2018(3)	$17.10	0.14	0.70	0.84	(0.13)	—	(0.13)	$17.81	4.90%	0.61%(4)	0.65%(4)	1.59%(4)	1.55%(4)	29%	$1,721,365
2018	$17.77	0.34	0.72	1.06	(0.34)	(1.39)	(1.73)	$17.10	5.88%	0.61%	0.65%	1.92%	1.88%	47%	$1,578,125
2017	$15.33	0.29	2.92	3.21	(0.29)	(0.48)	(0.77)	$17.77	21.13%	0.63%	0.65%	1.67%	1.65%	49%	$1,302,074
2016	$16.71	0.25	0.05	0.30	(0.24)	(1.44)	(1.68)	$15.33	2.29%	0.65%	0.66%	1.54%	1.53%	66%	$544,182
2015	$16.35	0.26	1.99	2.25	(0.24)	(1.65)	(1.89)	$16.71	14.07%	0.65%	0.65%	1.51%	1.51%	66%	$219,661
2014(7)	$15.66	0.20	1.61	1.81	(0.16)	(0.96)	(1.12)	$16.35	12.01%	0.65%(4)	0.65%(4)	1.83%(4)	1.83%(4)	67%(8)	$74,570

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2018 (unaudited).

(4)	Annualized.

(5)	April 10, 2017 (commencement of sale) through March 31, 2018.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(7)	July 26, 2013 (commencement of sale) through March 31, 2014.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.03% (e.g., the Investor Class unified fee will be reduced from 1.00% to 0.97%) for at least one year, beginning August 1, 2018. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90805 1811

Semiannual Report

September 30, 2018

NT Large Company Value Fund
G Class (ACLLX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

SEPTEMBER 30, 2018
Top Ten Holdings	% of net assets
Schlumberger Ltd.	3.6%
Johnson & Johnson	3.5%
Verizon Communications, Inc.	3.1%
JPMorgan Chase & Co.	3.1%
Procter & Gamble Co. (The)	3.0%
U.S. Bancorp	3.0%
Pfizer, Inc.	3.0%
Medtronic plc	3.0%
Chevron Corp.	2.6%
iShares Russell 1000 Value ETF	2.5%

Top Five Industries	% of net assets
Banks	13.2%
Pharmaceuticals	10.3%
Oil, Gas and Consumable Fuels	8.5%
Health Care Equipment and Supplies	5.8%
Capital Markets	5.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	86.6%
Foreign Common Stocks*	7.9%
Exchange-Traded Funds	2.5%
Total Equity Exposure	97.0%
Temporary Cash Investments	2.9%
Other Assets and Liabilities	0.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period(1) 4/1/18 - 9/30/18	Annualized Expense Ratio(1)(2)
Actual
G Class	$1,000	$1,080.80	$0.00	0.00%
Hypothetical
G Class	$1,000	$1,025.07	$0.00	0.00%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

3

Schedule of Investments

SEPTEMBER 30, 2018 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 94.5%
Air Freight and Logistics — 0.6%
United Parcel Service, Inc., Class B	98,100	$11,453,175
Airlines — 0.6%
Southwest Airlines Co.	192,000	11,990,400
Auto Components — 0.8%
BorgWarner, Inc.	327,800	14,023,284
Automobiles — 1.1%
Honda Motor Co. Ltd. ADR	652,200	19,618,176
Banks — 13.2%
Bank of America Corp.	1,285,100	37,859,046
BB&T Corp.	863,600	41,919,144
JPMorgan Chase & Co.	504,900	56,972,916
M&T Bank Corp.	27,800	4,574,212
PNC Financial Services Group, Inc. (The)	155,900	21,232,021
U.S. Bancorp	1,055,700	55,751,517
Wells Fargo & Co.	483,200	25,396,992
		243,705,848
Beverages — 1.3%
PepsiCo, Inc.	209,600	23,433,280
Building Products — 0.9%
Johnson Controls International plc	482,500	16,887,500
Capital Markets — 5.8%
Ameriprise Financial, Inc.	172,200	25,427,052
Bank of New York Mellon Corp. (The)	829,200	42,280,908
Invesco Ltd.	1,694,800	38,777,024
		106,484,984
Chemicals — 1.1%
DowDuPont, Inc.	320,000	20,579,200
Communications Equipment — 2.4%
Cisco Systems, Inc.	923,200	44,913,680
Containers and Packaging — 0.9%
WestRock Co.	308,900	16,507,616
Diversified Telecommunication Services — 3.1%
Verizon Communications, Inc.	1,080,300	57,677,217
Electric Utilities — 3.2%
Edison International	272,800	18,463,104
Eversource Energy	275,700	16,939,008
Xcel Energy, Inc.	521,200	24,605,852
		60,007,964
Electrical Equipment — 1.0%
Eaton Corp. plc	214,000	18,560,220

4

	Shares	Value
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	219,500	$19,300,635
Energy Equipment and Services — 4.8%
Baker Hughes a GE Co.	668,400	22,611,972
Schlumberger Ltd.	1,101,100	67,079,012
		89,690,984
Food and Staples Retailing — 2.5%
Sysco Corp.	125,100	9,163,575
Walgreens Boots Alliance, Inc.	220,400	16,067,160
Walmart, Inc.	218,300	20,500,553
		45,731,288
Food Products — 3.4%
Conagra Brands, Inc.	468,900	15,928,533
Kellogg Co.	129,600	9,074,592
Mondelez International, Inc., Class A	886,400	38,079,744
		63,082,869
Health Care Equipment and Supplies — 5.8%
Abbott Laboratories	153,500	11,260,760
Medtronic plc	558,300	54,919,971
Zimmer Biomet Holdings, Inc.	312,900	41,136,963
		107,317,694
Health Care Providers and Services — 2.3%
Cigna Corp.	58,700	12,224,275
Henry Schein, Inc.(1)	111,800	9,506,354
McKesson Corp.	152,400	20,215,860
		41,946,489
Hotels, Restaurants and Leisure — 1.0%
Carnival Corp.	102,700	6,549,179
McDonald's Corp.	72,900	12,195,441
		18,744,620
Household Products — 3.0%
Procter & Gamble Co. (The)	676,100	56,271,803
Industrial Conglomerates — 1.5%
General Electric Co.	732,500	8,269,925
Siemens AG	147,700	18,921,892
		27,191,817
Insurance — 3.4%
Aflac, Inc.	407,800	19,195,146
Chubb Ltd.	334,400	44,689,216
		63,884,362
Machinery — 2.7%
Atlas Copco AB, B Shares	936,600	24,992,089
Cummins, Inc.	165,000	24,101,550
		49,093,639
Multiline Retail — 0.4%
Target Corp.	93,700	8,265,277

5

	Shares	Value
Oil, Gas and Consumable Fuels — 8.5%
Anadarko Petroleum Corp.	294,500	$19,852,245
Chevron Corp.	391,200	47,835,936
EQT Corp.	354,300	15,670,689
Noble Energy, Inc.	545,700	17,020,383
Royal Dutch Shell plc, Class B ADR	155,200	11,008,336
TOTAL SA ADR	717,200	46,180,508
		157,568,097
Personal Products — 0.5%
Unilever NV CVA	164,500	9,160,970
Pharmaceuticals — 10.3%
Allergan plc	94,500	18,000,360
Johnson & Johnson	467,300	64,566,841
Merck & Co., Inc.	528,600	37,498,884
Pfizer, Inc.	1,263,400	55,678,038
Roche Holding AG	58,000	14,050,846
		189,794,969
Road and Rail — 0.6%
Union Pacific Corp.	72,900	11,870,307
Semiconductors and Semiconductor Equipment — 3.4%
Applied Materials, Inc.	509,000	19,672,850
Intel Corp.	908,400	42,958,236
		62,631,086
Software — 2.2%
Oracle Corp. (New York)	786,800	40,567,408
Specialty Retail — 1.2%
Advance Auto Parts, Inc.	77,400	13,028,742
AutoZone, Inc.(1)	12,700	9,851,390
		22,880,132
TOTAL COMMON STOCKS (Cost $1,441,880,816)		1,750,836,990
EXCHANGE-TRADED FUNDS — 2.5%
iShares Russell 1000 Value ETF (Cost $44,036,080)	365,100	46,228,962
TEMPORARY CASH INVESTMENTS — 2.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 8.125%, 8/15/19 - 5/15/46, valued at $34,158,020), in a joint trading account at 2.00%, dated 9/28/18, due 10/1/18 (Delivery value $33,534,203)		33,528,615
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $19,965,946), at 1.05%, dated 9/28/18, due 10/1/18 (Delivery value $19,573,713)		19,572,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	77,641	77,641
TOTAL TEMPORARY CASH INVESTMENTS (Cost $53,178,256)		53,178,256
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $1,539,095,152)		1,850,244,208
OTHER ASSETS AND LIABILITIES — 0.1%		1,271,790
TOTAL NET ASSETS — 100.0%		$1,851,515,998
6

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,839,525	CHF	11,277,503	UBS AG	12/31/18	$246,501
USD	330,231	CHF	315,393	UBS AG	12/31/18	6,015
USD	63,788,894	EUR	53,857,469	Credit Suisse AG	12/31/18	768,416
GBP	1,208,299	USD	1,587,077	Morgan Stanley	12/31/18	(5,059)
GBP	425,591	USD	560,606	Morgan Stanley	12/31/18	(3,383)
GBP	298,168	USD	394,374	Morgan Stanley	12/31/18	(3,984)
USD	11,967,913	GBP	8,999,920	Morgan Stanley	12/31/18	184,378
USD	16,851,026	JPY	1,884,264,826	Bank of America N.A.	12/28/18	148,385
USD	20,118,187	SEK	175,406,448	Goldman Sachs & Co.	12/28/18	226,418
USD	519,106	SEK	4,533,144	Goldman Sachs & Co.	12/28/18	5,030
						$1,572,717

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)	Non-income producing.
See Notes to Financial Statements.

7

Statement of Assets and Liabilities

SEPTEMBER 30, 2018 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,539,095,152)	$1,850,244,208
Receivable for investments sold	2,800,325
Unrealized appreciation on forward foreign currency exchange contracts	1,585,143
Dividends and interest receivable	3,523,299
1,858,152,975

Liabilities
Payable for investments purchased	5,960,984
Payable for capital shares redeemed	663,567
Unrealized depreciation on forward foreign currency exchange contracts	12,426
6,636,977

Net Assets	$1,851,515,998

G Class Capital Shares, $0.01 Par Value
Shares authorized	1,200,000,000
Shares outstanding	155,478,711

Net Asset Value Per Share	$11.91

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,469,488,630
Undistributed net investment income	2,077,231
Undistributed net realized gain	67,232,852
Net unrealized appreciation	312,717,285
$1,851,515,998

See Notes to Financial Statements.

8

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $223,371)	$23,855,648
Interest	180,211
24,035,859

Expenses:
Management fees	4,486,722
Directors' fees and expenses	28,032
Other expenses	22,266
4,537,020
Fees waived	(4,486,722)
50,298

Net investment income (loss)	23,985,561

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	69,646,831
Forward foreign currency exchange contract transactions	7,646,672
Foreign currency translation transactions	(16,160)
77,277,343

Change in net unrealized appreciation (depreciation) on:
Investments	43,474,075
Forward foreign currency exchange contracts	1,512,428
Translation of assets and liabilities in foreign currencies	(3,651)
44,982,852

Net realized and unrealized gain (loss)	122,260,195

Net Increase (Decrease) in Net Assets Resulting from Operations	$146,245,756

See Notes to Financial Statements.

9

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED) AND YEAR ENDED MARCH 31, 2018
Increase (Decrease) in Net Assets	September 30, 2018	March 31, 2018
Operations
Net investment income (loss)	$23,985,561	$52,692,019
Net realized gain (loss)	77,277,343	96,409,995
Change in net unrealized appreciation (depreciation)	44,982,852	(62,140,801)
Net increase (decrease) in net assets resulting from operations	146,245,756	86,961,213

Distributions to Shareholders
From net investment income:
G Class	(25,247,829)	(49,067,307)
R6 Class	—	(1,038,414)
From net realized gains:
G Class	—	(146,697,861)
Decrease in net assets from distributions	(25,247,829)	(196,803,582)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(155,809,408)	89,662,460

Net increase (decrease) in net assets	(34,811,481)	(20,179,909)

Net Assets
Beginning of period	1,886,327,479	1,906,507,388
End of period	$1,851,515,998	$1,886,327,479

Undistributed net investment income	$2,077,231	$3,339,499

See Notes to Financial Statements.

10

Notes to Financial Statements

SEPTEMBER 30, 2018 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class. On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

11

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are

12

wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.35% to 0.55%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended September 30, 2018 was 0.48% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $7,816,312 and $8,240,185, respectively. The effect of interfund transactions on the Statement of Operations was $675,437 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 2018 were $520,406,306 and $689,186,129, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2018		Year ended March 31, 2018
	Shares	Amount	Shares	Amount
G Class/Shares Authorized	1,200,000,000		920,000,000
Sold	1,507,505	$17,544,163	36,358,869	$431,890,150
Issued in reinvestment of distributions	2,168,615	25,247,829	16,806,758	195,765,168
Redeemed	(17,035,178)	(198,601,400)	(27,835,044)	(332,586,166)
	(13,359,058)	(155,809,408)	25,330,583	295,069,152
R6 Class/Shares Authorized	N/A		N/A
Sold			2,076,788	24,637,192
Issued in reinvestment of distributions			87,042	1,038,414
Redeemed			(19,287,096)	(231,082,298)
			(17,123,266)	(205,406,692)
Net increase (decrease)	(13,359,058)	$(155,809,408)	8,207,317	$89,662,460

13

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,683,711,193	$67,125,797	—
Exchange-Traded Funds	46,228,962	—	—
Temporary Cash Investments	77,641	53,100,615	—
	$1,730,017,796	$120,226,412	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,585,143	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$12,426	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $143,281,158.

14

The value of foreign currency risk derivative instruments as of September 30, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $1,585,143 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $12,426 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $7,646,672 in net realized gain (loss) on forward foreign currency exchange contract transactions and $1,512,428 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,570,267,860
Gross tax appreciation of investments	$315,122,385
Gross tax depreciation of investments	(35,146,037)
Net tax appreciation (depreciation) of investments	$279,976,348

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2018, the fund had post-October capital loss deferrals of $(15,049,447), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

15

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2018(3)	$11.17	0.15	0.75	0.90	(0.16)	—	(0.16)	$11.91	8.08%	0.00%(4)(5)	0.48%(4)	2.55%(4)	2.07%(4)	28%	$1,851,516
2018	$11.87	0.32	0.21	0.53	(0.30)	(0.93)	(1.23)	$11.17	4.23%	0.20%	0.53%	2.68%	2.35%	57%	$1,886,327
2017	$10.58	0.25	1.80	2.05	(0.24)	(0.52)	(0.76)	$11.87	19.67%	0.63%	0.63%	2.17%	2.17%	79%	$1,703,216
2016	$12.38	0.18	(0.78)	(0.60)	(0.18)	(1.02)	(1.20)	$10.58	(4.92)%	0.64%	0.64%	1.57%	1.57%	61%	$1,531,294
2015	$12.18	0.19	1.14	1.33	(0.18)	(0.95)	(1.13)	$12.38	11.01%	0.64%	0.64%	1.52%	1.52%	68%	$1,391,730
2014	$10.45	0.21	2.03	2.24	(0.20)	(0.31)	(0.51)	$12.18	21.75%	0.65%	0.65%	1.81%	1.81%	35%	$1,324,951

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2018 (unaudited).

(4)	Annualized.

(5)	Ratio was less than 0.005%.
See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

17

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

18

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

19

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

20

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

21

Notes

22

Notes

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90824 1811

Semiannual Report

September 30, 2018

NT Mid Cap Value Fund
G Class (ACLMX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

SEPTEMBER 30, 2018
Top Ten Holdings	% of net assets
Zimmer Biomet Holdings, Inc.	3.2%
iShares Russell Mid-Cap Value ETF	2.8%
Hubbell, Inc.	2.3%
Northern Trust Corp.	2.2%
Invesco Ltd.	2.0%
BB&T Corp.	2.0%
WestRock Co.	1.7%
Weyerhaeuser Co.	1.5%
Ameriprise Financial, Inc.	1.5%
Xcel Energy, Inc.	1.5%

Top Five Industries	% of net assets
Banks	9.8%
Oil, Gas and Consumable Fuels	6.9%
Capital Markets	6.3%
Insurance	5.8%
Food Products	5.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.4%
Foreign Common Stocks*	5.9%
Exchange-Traded Funds	2.8%
Total Equity Exposure	97.1%
Temporary Cash Investments	3.2%
Other Assets and Liabilities	(0.3)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period(1) 4/1/18 - 9/30/18	Annualized Expense Ratio(1)(2)
Actual
G Class	$1,000	$1,052.10	$0.00	0.00%
Hypothetical
G Class	$1,000	$1,025.07	$0.00	0.00%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

3

Schedule of Investments

SEPTEMBER 30, 2018 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 94.3%
Aerospace and Defense — 0.8%
Textron, Inc.	108,602	$7,761,785
Airlines — 1.2%
Southwest Airlines Co.	191,533	11,961,236
Auto Components — 1.0%
Aptiv plc	28,381	2,381,166
BorgWarner, Inc.	187,308	8,013,036
		10,394,202
Automobiles — 1.4%
Honda Motor Co. Ltd. ADR	281,640	8,471,731
Thor Industries, Inc.	70,219	5,877,331
		14,349,062
Banks — 9.8%
Bank of Hawaii Corp.	167,302	13,201,801
BB&T Corp.	411,026	19,951,202
Comerica, Inc.	46,445	4,189,339
Commerce Bancshares, Inc.	168,098	11,097,830
M&T Bank Corp.	81,299	13,376,937
Prosperity Bancshares, Inc.	45,137	3,130,251
SunTrust Banks, Inc.	157,239	10,501,993
UMB Financial Corp.	159,646	11,318,901
Westamerica Bancorporation	179,880	10,821,581
		97,589,835
Beverages — 0.5%
Molson Coors Brewing Co., Class B	81,020	4,982,730
Building Products — 1.5%
Johnson Controls International plc	429,928	15,047,480
Capital Markets — 6.3%
Ameriprise Financial, Inc.	104,457	15,424,121
Invesco Ltd.	886,037	20,272,527
Northern Trust Corp.	211,361	21,586,299
State Street Corp.	67,689	5,670,984
		62,953,931
Commercial Services and Supplies — 0.7%
Republic Services, Inc.	91,022	6,613,659
Containers and Packaging — 4.4%
Bemis Co., Inc.	22,035	1,070,901
Graphic Packaging Holding Co.	972,970	13,631,310
Sonoco Products Co.	214,835	11,923,342
WestRock Co.	325,865	17,414,226
		44,039,779

4

	Shares	Value
Distributors — 1.0%
Genuine Parts Co.	100,959	$10,035,325
Electric Utilities — 3.9%
Edison International	131,676	8,911,832
Eversource Energy	80,728	4,959,928
Pinnacle West Capital Corp.	122,689	9,714,515
Xcel Energy, Inc.	319,073	15,063,436
		38,649,711
Electrical Equipment — 5.6%
Eaton Corp. plc	114,710	9,948,798
Emerson Electric Co.	154,975	11,867,986
Hubbell, Inc.	171,713	22,935,705
nVent Electric plc	155,260	4,216,862
Schneider Electric SE	88,149	7,092,539
		56,061,890
Electronic Equipment, Instruments and Components — 1.4%
Keysight Technologies, Inc.(1)	70,747	4,689,111
TE Connectivity Ltd.	105,759	9,299,389
		13,988,500
Energy Equipment and Services — 2.6%
Baker Hughes a GE Co.	390,082	13,196,474
Halliburton Co.	134,334	5,444,557
Helmerich & Payne, Inc.	62,566	4,302,664
National Oilwell Varco, Inc.	72,492	3,122,955
		26,066,650
Equity Real Estate Investment Trusts (REITs) — 3.8%
American Tower Corp.	22,222	3,228,857
Empire State Realty Trust, Inc., Class A	200,440	3,329,308
MGM Growth Properties LLC, Class A	288,331	8,502,881
Piedmont Office Realty Trust, Inc., Class A	392,609	7,432,088
Weyerhaeuser Co.	479,113	15,460,977
		37,954,111
Food and Staples Retailing — 1.6%
Sysco Corp.	165,507	12,123,388
US Foods Holding Corp.(1)	133,642	4,118,846
		16,242,234
Food Products — 5.8%
Conagra Brands, Inc.	430,368	14,619,601
General Mills, Inc.	114,955	4,933,869
J.M. Smucker Co. (The)	51,929	5,328,435
Kellogg Co.	137,903	9,655,968
Mondelez International, Inc., Class A	246,045	10,570,093
Orkla ASA	1,481,757	12,518,582
		57,626,548
Gas Utilities — 1.2%
Atmos Energy Corp.	60,766	5,706,535

5

	Shares	Value
Spire, Inc.	86,146	$6,336,038
		12,042,573
Health Care Equipment and Supplies — 4.3%
Siemens Healthineers AG(1)	96,615	4,248,624
STERIS plc	53,110	6,075,784
Zimmer Biomet Holdings, Inc.	245,056	32,217,512
		42,541,920
Health Care Providers and Services — 4.0%
Cardinal Health, Inc.	259,066	13,989,564
Henry Schein, Inc.(1)	119,930	10,197,648
LifePoint Health, Inc.(1)	4,577	294,759
McKesson Corp.	74,828	9,925,934
Quest Diagnostics, Inc.	51,662	5,574,846
		39,982,751
Health Care Technology — 0.4%
Cerner Corp.(1)	61,810	3,981,182
Hotels, Restaurants and Leisure — 0.6%
Sodexo SA	57,087	6,054,096
Household Durables — 1.0%
PulteGroup, Inc.	401,556	9,946,542
Household Products — 0.9%
Kimberly-Clark Corp.	80,299	9,125,178
Insurance — 5.8%
Aflac, Inc.	155,018	7,296,697
Arthur J. Gallagher & Co.	110,371	8,216,017
Brown & Brown, Inc.	208,882	6,176,641
Chubb Ltd.	109,143	14,585,871
ProAssurance Corp.	154,676	7,262,038
Reinsurance Group of America, Inc.	59,413	8,588,743
Torchmark Corp.	38,991	3,380,130
Travelers Cos., Inc. (The)	21,442	2,781,242
		58,287,379
Machinery — 4.0%
Atlas Copco AB, B Shares	209,466	5,589,358
Cummins, Inc.	78,304	11,437,865
IMI plc	650,092	9,295,212
Ingersoll-Rand plc	77,983	7,977,661
PACCAR, Inc.	88,779	6,053,840
		40,353,936
Multi-Utilities — 2.1%
Ameren Corp.	137,170	8,671,887
NorthWestern Corp.	217,254	12,744,120
		21,416,007
Multiline Retail — 0.6%
Target Corp.	65,069	5,739,737
Oil, Gas and Consumable Fuels — 6.9%
Anadarko Petroleum Corp.	151,640	10,222,052

6

	Shares	Value
Cimarex Energy Co.	116,156	$10,795,539
Devon Energy Corp.	296,336	11,835,660
EQT Corp.	328,485	14,528,891
Imperial Oil Ltd.	225,236	7,289,022
Noble Energy, Inc.	442,125	13,789,879
		68,461,043
Road and Rail — 1.3%
Heartland Express, Inc.	477,444	9,419,970
Norfolk Southern Corp.	21,940	3,960,170
		13,380,140
Semiconductors and Semiconductor Equipment — 3.7%
Applied Materials, Inc.	91,362	3,531,141
Lam Research Corp.	44,626	6,769,764
Maxim Integrated Products, Inc.	245,175	13,825,418
Microchip Technology, Inc.	123,574	9,751,225
Teradyne, Inc.	77,651	2,871,534
		36,749,082
Specialty Retail — 1.1%
Advance Auto Parts, Inc.	62,666	10,548,568
Technology Hardware, Storage and Peripherals — 0.7%
HP, Inc.	274,720	7,079,534
Thrifts and Mortgage Finance — 0.9%
Capitol Federal Financial, Inc.	687,948	8,764,458
Trading Companies and Distributors — 1.5%
MSC Industrial Direct Co., Inc., Class A	165,646	14,595,069
TOTAL COMMON STOCKS (Cost $793,605,649)		941,367,863
EXCHANGE-TRADED FUNDS — 2.8%
iShares Russell Mid-Cap Value ETF (Cost $27,448,438)	312,330	28,190,906
TEMPORARY CASH INVESTMENTS — 3.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 8.125%, 8/15/19- 5/15/46, valued at $20,300,957), in a joint trading account at 2.00%,dated 9/28/18, due 10/1/18 (Delivery value $19,930,208)		19,926,886
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/54/44, valued at $11,868,999), at 1.05%, dated 9/28/18, due 10/1/18 (Delivery value $11,633,018)		11,632,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	62,354	62,354
TOTAL TEMPORARY CASH INVESTMENTS (Cost $31,621,240)		31,621,240
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $852,675,327)		1,001,180,009
OTHER ASSETS AND LIABILITIES — (0.3)%		(2,977,378)
TOTAL NET ASSETS — 100.0%		$998,202,631

7

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,735,580	CAD	7,393,162	Morgan Stanley	12/31/18	$228
USD	206,519	CAD	266,860	Morgan Stanley	12/31/18	(501)
USD	219,443	CAD	283,774	Morgan Stanley	12/31/18	(699)
USD	14,499,380	EUR	12,241,941	Credit Suisse AG	12/31/18	174,663
USD	633,230	EUR	534,651	Credit Suisse AG	12/31/18	7,616
GBP	187,765	USD	248,718	Morgan Stanley	12/31/18	(2,879)
USD	8,067,196	GBP	6,066,565	Morgan Stanley	12/31/18	124,284
USD	255,590	GBP	194,034	Morgan Stanley	12/31/18	1,543
USD	5,136,558	JPY	574,364,788	Bank of America N.A.	12/28/18	45,231
USD	10,633,265	NOK	86,451,630	Goldman Sachs & Co.	12/28/18	(29,888)
USD	257,725	NOK	2,090,759	Goldman Sachs & Co.	12/28/18	(154)
USD	4,499,334	SEK	39,228,792	Goldman Sachs & Co.	12/28/18	50,637
USD	116,096	SEK	1,013,815	Goldman Sachs & Co.	12/28/18	1,125
						$371,206

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

8

Statement of Assets and Liabilities

SEPTEMBER 30, 2018 (UNAUDITED)
Assets
Investment securities, at value (cost of $852,675,327)	$1,001,180,009
Receivable for investments sold	257,912
Unrealized appreciation on forward foreign currency exchange contracts	405,327
Dividends and interest receivable	1,680,885
1,003,524,133

Liabilities
Payable for investments purchased	5,287,381
Unrealized depreciation on forward foreign currency exchange contracts	34,121
5,321,502

Net Assets	$998,202,631

G Class Capital Shares, $0.01 Par Value
Shares authorized	550,000,000
Shares outstanding	72,431,294

Net Asset Value Per Share	$13.78

Net Assets Consist of:
Capital (par value and paid-in surplus)	$767,813,517
Undistributed net investment income	379,652
Undistributed net realized gain	81,133,164
Net unrealized appreciation	148,876,298
$998,202,631

See Notes to Financial Statements.

9

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $104,976)	$11,028,494
Interest	168,238
11,196,732

Expenses:
Management fees	3,329,285
Directors' fees and expenses	15,235
3,344,520
Fees waived	(3,329,285)
15,235

Net investment income (loss)	11,181,497

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	53,260,787
Forward foreign currency exchange contract transactions	1,334,009
Foreign currency translation transactions	91
54,594,887

Change in net unrealized appreciation (depreciation) on:
Investments	(13,907,461)
Forward foreign currency exchange contracts	305,703
Translation of assets and liabilities in foreign currencies	204
(13,601,554)

Net realized and unrealized gain (loss)	40,993,333

Net Increase (Decrease) in Net Assets Resulting from Operations	$52,174,830

See Notes to Financial Statements.

10

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED) AND YEAR ENDED MARCH 31, 2018
Increase (Decrease) in Net Assets	September 30, 2018	March 31, 2018
Operations
Net investment income (loss)	$11,181,497	$24,318,094
Net realized gain (loss)	54,594,887	91,802,235
Change in net unrealized appreciation (depreciation)	(13,601,554)	(48,186,284)
Net increase (decrease) in net assets resulting from operations	52,174,830	67,934,045

Distributions to Shareholders
From net investment income:
G Class	(11,037,202)	(23,096,584)
R6 Class	—	(365,288)
From net realized gains:
G Class	—	(81,662,819)
Decrease in net assets from distributions	(11,037,202)	(105,124,691)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(64,564,934)	11,132,295

Net increase (decrease) in net assets	(23,427,306)	(26,058,351)

Net Assets
Beginning of period	1,021,629,937	1,047,688,288
End of period	$998,202,631	$1,021,629,937

Undistributed net investment income	$379,652	$235,357

See Notes to Financial Statements.

11

Notes to Financial Statements

SEPTEMBER 30, 2018 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class. On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.65%. The investment advisor agreed to waive the management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended September 30, 2018 was 0.65% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,872,604 and $6,256,373, respectively. The effect of interfund transactions on the Statement of Operations was $748,944 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 2018 were $293,210,148 and $362,538,369, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2018		Year ended March 31, 2018
	Shares	Amount	Shares	Amount
G Class/Shares Authorized	550,000,000		550,000,000
Sold	557,369	$7,644,556	14,251,886	$197,749,634
Issued in reinvestment of distributions	800,988	11,037,202	7,743,905	104,759,403
Redeemed	(6,067,454)	(83,246,692)	(12,739,594)	(178,048,521)
	(4,709,097)	(64,564,934)	9,256,197	124,460,516
R6 Class/Shares Authorized	N/A		N/A
Sold			855,387	11,802,674
Issued in reinvestment of distributions			26,318	365,288
Redeemed			(8,999,664)	(125,496,183)
			(8,117,959)	(113,328,221)
Net increase (decrease)	(4,709,097)	$(64,564,934)	1,138,238	$11,132,295

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Electrical Equipment	$48,969,351	$7,092,539	—
Food Products	45,107,966	12,518,582	—
Health Care Equipment and Supplies	38,293,296	4,248,624	—
Hotels, Restaurants and Leisure	—	6,054,096	—
Machinery	25,469,366	14,884,570	—
Oil, Gas and Consumable Fuels	61,172,021	7,289,022	—
Other Industries	670,268,430	—	—
Exchange-Traded Funds	28,190,906	—	—
Temporary Cash Investments	62,354	31,558,886	—
	$917,533,690	$83,646,319	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$405,327	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$34,121	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $46,514,826.

The value of foreign currency risk derivative instruments as of September 30, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $405,327 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $34,121 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,334,009 in net realized gain (loss) on forward foreign currency exchange contract transactions and $305,703 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$867,747,638
Gross tax appreciation of investments	$160,436,061
Gross tax depreciation of investments	(27,003,690)
Net tax appreciation (depreciation) of investments	$133,432,371

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2018(3)	$13.24	0.15	0.54	0.69	(0.15)	—	(0.15)	$13.78	5.21%	0.00%(4)(5)	0.65%(4)	2.18%(4)	1.53%(4)	30%	$998,203
2018	$13.79	0.31	0.55	0.86	(0.30)	(1.11)	(1.41)	$13.24	6.30%	0.24%	0.70%	2.27%	1.81%	51%	$1,021,630
2017	$11.97	0.20	2.30	2.50	(0.22)	(0.46)	(0.68)	$13.79	20.98%	0.78%	0.80%	1.55%	1.53%	60%	$935,804
2016	$12.82	0.17	0.05	0.22	(0.17)	(0.90)	(1.07)	$11.97	2.13%	0.80%	0.81%	1.39%	1.38%	67%	$842,671
2015	$12.62	0.18	1.56	1.74	(0.17)	(1.37)	(1.54)	$12.82	14.05%	0.80%	0.80%	1.37%	1.37%	67%	$762,209
2014	$11.41	0.19	2.15	2.34	(0.18)	(0.95)	(1.13)	$12.62	21.19%	0.80%	0.80%	1.55%	1.55%	69%	$596,655

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2018 (unaudited).

(4)	Annualized.

(5)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

20

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

21

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

22

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90825 1811

Semiannual Report

September 30, 2018

Small Cap Value Fund
Investor Class (ASVIX)
I Class (ACVIX)
Y Class (ASVYX)
A Class (ACSCX)
C Class (ASVNX)
R Class (ASVRX)
R5 Class (ASVGX)
R6 Class (ASVDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2018. It provides a market overview (below), followed by a schedule of fund investments and other financial information. For additional commentary and information on fund performance, plus other investment insights, we encourage you to visit our website, americancentury.com.

Upbeat Economy Drove Stock Prices, Treasury Yields Higher

After facing a raucous start to 2018, investors adjusted to heightened market volatility stemming from rising U.S. interest rates, geopolitical tensions, and fears of a global trade war. At the same time, the U.S. economy continued to accelerate, bolstered by the effects of federal tax and regulatory reform. Annualized gross domestic product (GDP) growth jumped from 2.2% in the first quarter to 4.2% in the second quarter, and estimates from the Federal Reserve (Fed) pegged third-quarter GDP growth at approximately 4.0%. Meanwhile, S&P 500 companies reported record earnings growth.

These factors fueled investor optimism toward U.S. stocks. The S&P 500 Index, which reached several milestone levels during the period, returned 11.4% for the six-month period. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks outperformed their larger peers, and growth stocks outperformed their value counterparts, according to Russell Investments.

The backdrop for fixed-income investors was more challenging. The Fed’s rate-hike campaign, combined with improving economic data and an uptick in inflation, drove U.S. Treasury yields higher and investment-grade bond returns lower. The Bloomberg Barclays U.S. Aggregate Bond Index returned -0.1% for the six-month period, while global bond returns were even weaker. Investor preferences for risk extended to the bond market, as spread (non-Treasury) sectors generally outperformed Treasuries. U.S. high-yield corporate bonds were notable outperformers, advancing more than 3% (according to Bloomberg Barclays U.S. Corporate High-Yield Bond Index) on strong corporate earnings and fundamentals, rising oil prices, and investor demand for yield.

With economic growth accelerating, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Fund Characteristics

SEPTEMBER 30, 2018
Top Ten Holdings	% of net assets
Compass Diversified Holdings	2.9%
Valley National Bancorp	2.6%
Graphic Packaging Holding Co.	2.5%
BankUnited, Inc.	2.4%
Silgan Holdings, Inc.	2.3%
Home BancShares, Inc.	2.2%
RPC Group plc	2.1%
Bank OZK	2.0%
Spectrum Brands Holdings, Inc.	2.0%
EnPro Industries, Inc.	1.9%

Top Five Industries	% of net assets
Banks	19.4%
Equity Real Estate Investment Trusts (REITs)	8.4%
Containers and Packaging	7.5%
Insurance	6.3%
Electronic Equipment, Instruments and Components	5.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.6%
Convertible Preferred Stocks	0.3%
Total Equity Exposure	97.9%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	(0.3)%

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period(1) 4/1/18 - 9/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,053.90	$6.44	1.25%
I Class	$1,000	$1,056.10	$5.41	1.05%
Y Class	$1,000	$1,056.00	$4.64	0.90%
A Class	$1,000	$1,053.80	$7.72	1.50%
C Class	$1,000	$1,048.90	$11.56	2.25%
R Class	$1,000	$1,052.10	$9.00	1.75%
R5 Class	$1,000	$1,054.80	$5.41	1.05%
R6 Class	$1,000	$1,057.20	$4.64	0.90%
Hypothetical
Investor Class	$1,000	$1,018.80	$6.33	1.25%
I Class	$1,000	$1,019.80	$5.32	1.05%
Y Class	$1,000	$1,020.56	$4.56	0.90%
A Class	$1,000	$1,017.55	$7.59	1.50%
C Class	$1,000	$1,013.79	$11.36	2.25%
R Class	$1,000	$1,016.30	$8.85	1.75%
R5 Class	$1,000	$1,019.80	$5.32	1.05%
R6 Class	$1,000	$1,020.56	$4.56	0.90%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

5

Schedule of Investments

SEPTEMBER 30, 2018 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 97.6%
Aerospace and Defense — 1.1%
Esterline Technologies Corp.(1)	199,940	$18,184,543
Banks — 19.4%
Bank OZK	844,943	32,074,036
BankUnited, Inc.	1,070,000	37,878,000
Boston Private Financial Holdings, Inc.	875,000	11,943,750
First Hawaiian, Inc.	995,000	27,024,200
FNB Corp.	1,215,000	15,454,800
Hilltop Holdings, Inc.	530,000	10,690,100
Home BancShares, Inc.	1,610,000	35,259,000
LegacyTexas Financial Group, Inc.	540,000	23,004,000
Popular, Inc.	65,000	3,331,250
Signature Bank	190,000	21,819,600
South State Corp.	125,000	10,250,000
Texas Capital Bancshares, Inc.(1)	170,000	14,050,500
UMB Financial Corp.	320,000	22,688,000
Valley National Bancorp	3,690,000	41,512,500
		306,979,736
Building Products — 1.8%
Apogee Enterprises, Inc.	170,000	7,024,400
CSW Industrials, Inc.(1)	300,000	16,110,000
Gibraltar Industries, Inc.(1)	135,000	6,156,000
		29,290,400
Capital Markets — 3.3%
Ares Management LP	1,280,000	29,696,000
Donnelley Financial Solutions, Inc.(1)	1,260,000	22,579,200
		52,275,200
Chemicals — 4.9%
Innophos Holdings, Inc.	545,000	24,198,000
Minerals Technologies, Inc.	420,000	28,392,000
PolyOne Corp.	150,000	6,558,000
WR Grace & Co.	255,000	18,222,300
		77,370,300
Commercial Services and Supplies — 3.5%
Brink's Co. (The)	275,000	19,181,250
Ceco Environmental Corp.(1)	827,250	6,518,730
Charah Solutions, Inc.(1)	860,000	6,794,000
Deluxe Corp.	260,000	14,804,400
LSC Communications, Inc.	240,000	2,654,400
Multi-Color Corp.	95,000	5,913,750
		55,866,530

6

	Shares	Value
Construction and Engineering — 1.5%
Dycom Industries, Inc.(1)	225,000	$19,035,000
Valmont Industries, Inc.	35,000	4,847,500
		23,882,500
Containers and Packaging — 7.5%
Bemis Co., Inc.	195,000	9,477,000
Graphic Packaging Holding Co.	2,805,000	39,298,050
RPC Group plc	3,185,000	33,003,073
Silgan Holdings, Inc.	1,332,912	37,054,954
		118,833,077
Diversified Financial Services — 2.9%
Compass Diversified Holdings	2,525,465	45,837,190
Electrical Equipment — 0.4%
AZZ, Inc.	135,000	6,817,500
Electronic Equipment, Instruments and Components — 5.5%
Avnet, Inc.	490,000	21,937,300
Belden, Inc.	355,000	25,350,550
Coherent, Inc.(1)	110,000	18,940,900
OSI Systems, Inc.(1)	70,000	5,341,700
Tech Data Corp.(1)	210,000	15,029,700
		86,600,150
Energy Equipment and Services — 2.1%
C&J Energy Services, Inc.(1)	445,000	9,256,000
Dril-Quip, Inc.(1)	230,000	12,017,500
FTS International, Inc.(1)	235,000	2,770,650
Helix Energy Solutions Group, Inc.(1)	200,000	1,976,000
Keane Group, Inc.(1)	255,000	3,154,350
Liberty Oilfield Services, Inc., Class A	205,000	4,421,850
		33,596,350
Equity Real Estate Investment Trusts (REITs) — 8.4%
Brandywine Realty Trust	460,000	7,231,200
CareTrust REIT, Inc.	695,000	12,308,450
Community Healthcare Trust, Inc.	290,000	8,984,200
EPR Properties	80,000	5,472,800
Highwoods Properties, Inc.	115,000	5,434,900
Kite Realty Group Trust	1,290,000	21,478,500
Lexington Realty Trust	790,000	6,557,000
MedEquities Realty Trust, Inc.	1,392,349	13,533,632
Medical Properties Trust, Inc.	600,000	8,946,000
National Health Investors, Inc.	55,938	4,228,354
RLJ Lodging Trust	240,000	5,287,200
Sabra Health Care REIT, Inc.	575,000	13,294,000
Summit Hotel Properties, Inc.	500,000	6,765,000
Urstadt Biddle Properties, Inc., Class A	190,000	4,045,100
Weingarten Realty Investors	315,000	9,374,400
		132,940,736

7

	Shares	Value
Food and Staples Retailing — 0.8%
Casey's General Stores, Inc.	95,000	$12,265,450
Food Products — 1.6%
Hain Celestial Group, Inc. (The)(1)	285,000	7,729,200
Hostess Brands, Inc.(1)	450,000	4,981,500
TreeHouse Foods, Inc.(1)	265,000	12,680,250
		25,390,950
Hotels, Restaurants and Leisure — 0.8%
Red Robin Gourmet Burgers, Inc.(1)	310,000	12,446,500
Household Durables — 0.3%
Helen of Troy Ltd.(1)	35,000	4,581,500
Household Products — 2.0%
Spectrum Brands Holdings, Inc.	425,000	31,756,000
Insurance — 6.3%
AMERISAFE, Inc.	324,204	20,084,438
Aspen Insurance Holdings Ltd.	115,000	4,807,000
Axis Capital Holdings Ltd.	220,000	12,696,200
Hanover Insurance Group, Inc. (The)	100,000	12,337,000
James River Group Holdings Ltd.	445,000	18,965,900
Kinsale Capital Group, Inc.	26,545	1,695,163
RenaissanceRe Holdings Ltd.	220,000	29,387,600
		99,973,301
IT Services — 3.9%
EVERTEC, Inc.	775,000	18,677,500
Presidio, Inc.	870,000	13,267,500
Teradata Corp.(1)	805,000	30,356,550
		62,301,550
Leisure Products — 0.1%
Malibu Boats, Inc., Class A(1)	16,075	879,624
MCBC Holdings, Inc.(1)	10,000	358,800
		1,238,424
Machinery — 4.7%
Actuant Corp., Class A	30,000	837,000
EnPro Industries, Inc.	420,000	30,630,600
Global Brass & Copper Holdings, Inc.	501,178	18,493,468
Graham Corp.	140,000	3,943,800
Milacron Holdings Corp.(1)	755,000	15,288,750
REV Group, Inc.	315,000	4,945,500
		74,139,118
Media — 1.5%
Cable One, Inc.	10,000	8,836,100
Entravision Communications Corp., Class A	2,921,173	14,313,748
Townsquare Media, Inc., Class A	175,000	1,370,250
		24,520,098
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Granite Point Mortgage Trust, Inc.	285,000	5,494,800

8

	Shares	Value
Two Harbors Investment Corp.	380,000	$5,673,400
		11,168,200
Oil, Gas and Consumable Fuels — 1.7%
Ardmore Shipping Corp.(1)	640,000	4,160,000
Earthstone Energy, Inc., Class A(1)	594,159	5,573,211
Extraction Oil & Gas, Inc.(1)	665,000	7,507,850
WildHorse Resource Development Corp.(1)	390,000	9,219,600
		26,460,661
Personal Products — 0.5%
Edgewell Personal Care Co.(1)	190,000	8,783,700
Professional Services — 2.2%
Huron Consulting Group, Inc.(1)	165,000	8,151,000
InnerWorkings, Inc.(1)(2)	2,711,872	21,478,026
Korn/Ferry International	100,000	4,924,000
		34,553,026
Road and Rail — 0.3%
Heartland Express, Inc.	270,000	5,327,100
Semiconductors and Semiconductor Equipment — 1.5%
Advanced Energy Industries, Inc.(1)	175,000	9,038,750
Cypress Semiconductor Corp.	685,000	9,925,650
Kulicke & Soffa Industries, Inc.	205,000	4,887,200
		23,851,600
Software — 0.3%
Sapiens International Corp. NV	355,000	4,689,550
Specialty Retail — 2.4%
Camping World Holdings, Inc., Class A	1,145,000	24,411,400
MarineMax, Inc.(1)	148,322	3,151,843
Penske Automotive Group, Inc.	215,000	10,188,850
		37,752,093
Technology Hardware, Storage and Peripherals — 0.8%
Cray, Inc.(1)	616,272	13,249,848
Trading Companies and Distributors — 2.9%
Foundation Building Materials, Inc.(1)	1,390,417	17,338,500
GMS, Inc.(1)	585,000	13,572,000
MSC Industrial Direct Co., Inc., Class A	165,000	14,538,150
		45,448,650
TOTAL COMMON STOCKS (Cost $1,421,970,456)		1,548,371,531
CONVERTIBLE PREFERRED STOCKS — 0.3%
Machinery — 0.3%
Rexnord Corp., 5.75%, 11/15/19 (Cost $3,238,254)	65,000	4,225,000
TEMPORARY CASH INVESTMENTS — 2.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 8.125%, 8/15/19 - 5/15/46, valued at $23,575,231), in a joint trading account at 2.00%, dated 9/28/18, due 10/1/18 (Delivery value $23,144,685)		23,140,828

9

	Shares	Value
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $13,781,933), at 1.05%, dated 9/28/18, due 10/1/18 (Delivery value $13,509,182)		$13,508,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	854,295	854,295
TOTAL TEMPORARY CASH INVESTMENTS (Cost $37,503,123)		37,503,123
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $1,462,711,833)		1,590,099,654
OTHER ASSETS AND LIABILITIES — (0.3)%		(4,254,196)
TOTAL NET ASSETS — 100.0%		$1,585,845,458

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	1,110,984	USD	1,459,256	Morgan Stanley	12/31/18	$(4,651)
USD	30,853,747	GBP	23,202,144	Morgan Stanley	12/31/18	475,334
						$470,683

NOTES TO SCHEDULE OF INVESTMENTS
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.

(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2018 (UNAUDITED)
Assets
Investment securities - unaffiliated, at value (cost of $1,441,191,361)	$1,568,621,628
Investment securities - affiliated, at value (cost of $21,520,472)	21,478,026
Total investment securities, at value (cost of $1,462,711,833)	1,590,099,654
Receivable for investments sold	6,465,903
Receivable for capital shares sold	9,896,570
Unrealized appreciation on forward foreign currency exchange contracts	475,334
Dividends and interest receivable	1,805,407
1,608,742,868

Liabilities
Payable for investments purchased	9,865,763
Payable for capital shares redeemed	11,507,092
Unrealized depreciation on forward foreign currency exchange contracts	4,651
Accrued management fees	1,492,397
Distribution and service fees payable	27,507
22,897,410

Net Assets	$1,585,845,458

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,302,159,257
Undistributed net investment income	859,791
Undistributed net realized gain	154,967,906
Net unrealized appreciation	127,858,504
$1,585,845,458

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$694,510,588	76,559,717	$9.07
I Class, $0.01 Par Value	$444,251,007	48,524,801	$9.16
Y Class, $0.01 Par Value	$1,764,178	192,504	$9.16
A Class, $0.01 Par Value	$111,416,222	12,410,487	$8.98*
C Class, $0.01 Par Value	$3,012,951	351,223	$8.58
R Class, $0.01 Par Value	$3,615,408	404,438	$8.94
R5 Class, $0.01 Par Value	$5,663	618	$9.16
R6 Class, $0.01 Par Value	$327,269,441	35,744,551	$9.16
*Maximum offering price $9.53 (net asset value divided by 0.9425).

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $5,625)	$13,455,641
Interest	214,295
13,669,936

Expenses:
Management fees	8,898,302
Distribution and service fees:
A Class	145,758
C Class	14,335
R Class	8,661
Directors' fees and expenses	23,231
Other expenses	49
9,090,336

Net investment income (loss)	4,579,600

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(502,381) from affiliates)	91,762,875
Forward foreign currency exchange contract transactions	(388,972)
Foreign currency translation transactions	6,402
91,380,305

Change in net unrealized appreciation (depreciation) on:
Investments (including $(316,595) from affiliates)	(14,763,752)
Forward foreign currency exchange contracts	470,683
(14,293,069)

Net realized and unrealized gain (loss)	77,087,236

Net Increase (Decrease) in Net Assets Resulting from Operations	$81,666,836
See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED) AND YEAR ENDED MARCH 31, 2018
Increase (Decrease) in Net Assets	September 30, 2018	March 31, 2018
Operations
Net investment income (loss)	$4,579,600	$8,121,008
Net realized gain (loss)	91,380,305	202,921,565
Change in net unrealized appreciation (depreciation)	(14,293,069)	(124,365,244)
Net increase (decrease) in net assets resulting from operations	81,666,836	86,677,329

Distributions to Shareholders
From net investment income:
Investor Class	(2,818,057)	(2,152,827)
I Class	(2,389,187)	(2,385,206)
Y Class	(6,024)	(28)
A Class	(258,369)	(109,194)
R Class	(1,255)	—
R5 Class	(30)	(22)
R6 Class	(1,979,349)	(1,453,277)
From net realized gains:
Investor Class	—	(91,337,226)
I Class	—	(63,297,513)
Y Class	—	(662)
A Class	—	(15,531,727)
C Class	—	(317,339)
R Class	—	(414,021)
R5 Class	—	(662)
R6 Class	—	(31,132,870)
Decrease in net assets from distributions	(7,452,271)	(208,132,574)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	10,545,393	66,977,658

Net increase (decrease) in net assets	84,759,958	(54,477,587)

Net Assets
Beginning of period	1,501,085,500	1,555,563,087
End of period	$1,585,845,458	$1,501,085,500

Undistributed net investment income	$859,791	$3,732,462

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2018 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

15

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended September 30, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.00% to 1.25%	1.25%
I Class	0.80% to 1.05%	1.05%
Y Class	0.65% to 0.90%	0.90%
A Class	1.00% to 1.25%	1.25%
C Class	1.00% to 1.25%	1.25%
R Class	1.00% to 1.25%	1.25%
R5 Class	0.80% to 1.05%	1.05%
R6 Class	0.65% to 0.90%	0.90%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended September 30, 2018 are detailed in the Statement of Operations.

16

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $10,736,512 and $2,873,893, respectively. The effect of interfund transactions on the Statement of Operations was $(598,095) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 2018 were $711,098,887 and $678,748,436, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2018		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	560,000,000		530,000,000
Sold	4,801,152	$43,545,309	13,655,808	$126,053,160
Issued in reinvestment of distributions	299,936	2,761,464	10,565,708	91,480,014
Redeemed	(8,172,413)	(73,999,429)	(26,621,472)	(243,195,829)
	(3,071,325)	(27,692,656)	(2,399,956)	(25,662,655)
I Class/Shares Authorized	380,000,000		380,000,000
Sold	7,080,298	65,157,772	21,037,259	195,108,451
Issued in reinvestment of distributions	191,444	1,778,679	6,236,884	54,538,296
Redeemed	(5,985,655)	(54,860,842)	(28,934,108)	(265,355,798)
	1,286,087	12,075,609	(1,659,965)	(15,709,051)
Y Class/Shares Authorized	70,000,000		50,000,000
Sold	178,015	1,644,232	14,955	132,166
Issued in reinvestment of distributions	647	6,024	79	690
Redeemed	(1,192)	(11,191)	—	—
	177,470	1,639,065	15,034	132,856
A Class/Shares Authorized	95,000,000		90,000,000
Sold	1,103,021	9,968,803	2,274,718	20,516,603
Issued in reinvestment of distributions	28,166	256,785	1,820,578	15,570,340
Redeemed	(2,385,975)	(21,336,011)	(5,633,747)	(51,264,045)
	(1,254,788)	(11,110,423)	(1,538,451)	(15,177,102)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	65,099	560,317	212,947	1,862,168
Issued in reinvestment of distributions	—	—	38,700	317,339
Redeemed	(42,545)	(364,640)	(59,921)	(520,640)
	22,554	195,677	191,726	1,658,867
R Class/Shares Authorized	10,000,000		10,000,000
Sold	42,714	382,829	111,097	1,011,895
Issued in reinvestment of distributions	138	1,255	48,594	414,021
Redeemed	(24,622)	(214,369)	(126,291)	(1,137,625)
	18,230	169,715	33,400	288,291
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	—	—	537	5,000
Issued in reinvestment of distributions	3	30	78	684
	3	30	615	5,684
R6 Class/Shares Authorized	250,000,000		150,000,000
Sold	5,758,657	52,791,678	14,365,364	132,796,610
Issued in reinvestment of distributions	213,042	1,979,349	3,725,552	32,586,147
Redeemed	(2,131,053)	(19,502,651)	(4,765,877)	(43,941,989)
	3,840,646	35,268,376	13,325,039	121,440,768
Net increase (decrease)	1,018,877	$10,545,393	7,967,442	$66,977,658

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the Y Class and R5 Class.

18

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended September 30, 2018 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
InnerWorkings, Inc.(1)	$17,331	$9,139	$4,675	$(317)	$21,478	2,712	$(502)	—
(1) Non-income producing.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,515,368,458	$33,003,073	—
Convertible Preferred Stocks	—	4,225,000	—
Temporary Cash Investments	854,295	36,648,828	—
	$1,516,222,753	$73,876,901	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$475,334	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$4,651	—

19

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $22,136,147.

The value of foreign currency risk derivative instruments as of September 30, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $475,334 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $4,651 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(388,972) in net realized gain (loss) on forward foreign currency exchange contract transactions and $470,683 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

10. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,492,852,662
Gross tax appreciation of investments	$149,117,348
Gross tax depreciation of investments	(51,870,356)
Net tax appreciation (depreciation) of investments	$97,246,992

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018(3)	$8.64	0.02	0.45	0.47	(0.04)	—	(0.04)	$9.07	5.39%	1.25%(4)	0.48%(4)	44%	$694,511
2018	$9.39	0.04	0.47	0.51	(0.03)	(1.23)	(1.26)	$8.64	5.41%	1.26%	0.42%	90%	$687,877
2017	$7.55	0.04	2.28	2.32	(0.06)	(0.42)	(0.48)	$9.39	31.15%	1.25%	0.47%	90%	$770,415
2016	$9.16	0.04	(0.59)	(0.55)	(0.03)	(1.03)	(1.06)	$7.55	(6.25)%	1.26%	0.43%	95%	$656,974
2015	$9.88	0.06	0.48	0.54	(0.05)	(1.21)	(1.26)	$9.16	6.18%	1.24%	0.66%	78%	$815,048
2014	$9.45	0.06	2.04	2.10	(0.08)	(1.59)	(1.67)	$9.88	23.27%	1.22%	0.62%	111%	$948,338
I Class
2018(3)	$8.72	0.03	0.46	0.49	(0.05)	—	(0.05)	$9.16	5.61%	1.05%(4)	0.68%(4)	44%	$444,251
2018	$9.47	0.06	0.46	0.52	(0.04)	(1.23)	(1.27)	$8.72	5.57%	1.06%	0.62%	90%	$411,986
2017	$7.61	0.06	2.29	2.35	(0.07)	(0.42)	(0.49)	$9.47	31.43%	1.05%	0.67%	90%	$463,119
2016	$9.22	0.05	(0.58)	(0.53)	(0.05)	(1.03)	(1.08)	$7.61	(6.02)%	1.06%	0.63%	95%	$517,247
2015	$9.94	0.08	0.48	0.56	(0.07)	(1.21)	(1.28)	$9.22	6.35%	1.04%	0.86%	78%	$599,932
2014	$9.50	0.08	2.05	2.13	(0.10)	(1.59)	(1.69)	$9.94	23.45%	1.02%	0.82%	111%	$874,415
Y Class
2018(3)	$8.73	0.04	0.45	0.49	(0.06)	—	(0.06)	$9.16	5.60%	0.90%(4)	0.83%(4)	44%	$1,764
2018(5)	$9.32	0.08	0.61	0.69	(0.05)	(1.23)	(1.28)	$8.73	7.43%	0.91%(4)	0.95%(4)	90%(6)	$131

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018(3)	$8.54	0.01	0.45	0.46	(0.02)	—	(0.02)	$8.98	5.38%	1.50%(4)	0.23%(4)	44%	$111,416
2018	$9.31	0.01	0.46	0.47	(0.01)	(1.23)	(1.24)	$8.54	5.02%	1.51%	0.17%	90%	$116,763
2017	$7.49	0.02	2.26	2.28	(0.04)	(0.42)	(0.46)	$9.31	30.82%	1.50%	0.22%	90%	$141,505
2016	$9.09	0.01	(0.57)	(0.56)	(0.01)	(1.03)	(1.04)	$7.49	(6.41)%	1.51%	0.18%	95%	$142,568
2015	$9.81	0.04	0.48	0.52	(0.03)	(1.21)	(1.24)	$9.09	5.96%	1.49%	0.41%	78%	$384,891
2014	$9.40	0.04	2.02	2.06	(0.06)	(1.59)	(1.65)	$9.81	22.92%	1.47%	0.37%	111%	$433,905
C Class
2018(3)	$8.18	(0.02)	0.42	0.40	—	—	—	$8.58	4.89%	2.25%(4)	(0.52)%(4)	44%	$3,013
2018	$9.01	(0.05)	0.45	0.40	—	(1.23)	(1.23)	$8.18	4.41%	2.26%	(0.58)%	90%	$2,688
2017	$7.29	(0.05)	2.20	2.15	(0.01)	(0.42)	(0.43)	$9.01	29.78%	2.25%	(0.53)%	90%	$1,234
2016	$8.93	(0.04)	(0.57)	(0.61)	—	(1.03)	(1.03)	$7.29	(7.13)%	2.26%	(0.57)%	95%	$265
2015	$9.71	(0.03)	0.47	0.44	(0.01)	(1.21)	(1.22)	$8.93	5.14%	2.24%	(0.34)%	78%	$138
2014	$9.35	(0.04)	2.01	1.97	(0.02)	(1.59)	(1.61)	$9.71	21.94%	2.22%	(0.38)%	111%	$114
R Class
2018(3)	$8.50	—(7)	0.44	0.44	—(7)	—	—(7)	$8.94	5.21%	1.75%(4)	(0.02)%(4)	44%	$3,615
2018	$9.28	(0.01)	0.46	0.45	—	(1.23)	(1.23)	$8.50	4.82%	1.76%	(0.08)%	90%	$3,284
2017	$7.48	—(7)	2.25	2.25	(0.03)	(0.42)	(0.45)	$9.28	30.41%	1.75%	(0.03)%	90%	$3,275
2016	$9.09	—(7)	(0.58)	(0.58)	—	(1.03)	(1.03)	$7.48	(6.65)%	1.76%	(0.07)%	95%	$2,346
2015	$9.83	0.02	0.47	0.49	(0.02)	(1.21)	(1.23)	$9.09	5.65%	1.74%	0.16%	78%	$2,138
2014	$9.42	0.01	2.03	2.04	(0.04)	(1.59)	(1.63)	$9.83	22.64%	1.72%	0.12%	111%	$4,517

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018(3)	$8.73	0.03	0.45	0.48	(0.05)	—	(0.05)	$9.16	5.48%	1.05%(4)	0.68%(4)	44%	$6
2018(5)	$9.32	0.06	0.62	0.68	(0.04)	(1.23)	(1.27)	$8.73	7.32%	1.06%(4)	0.65%(4)	90%(6)	$5
R6 Class
2018(3)	$8.72	0.04	0.46	0.50	(0.06)	—	(0.06)	$9.16	5.72%	0.90%(4)	0.83%(4)	44%	$327,269
2018	$9.47	0.07	0.47	0.54	(0.06)	(1.23)	(1.29)	$8.72	5.73%	0.91%	0.77%	90%	$278,351
2017	$7.62	0.07	2.28	2.35	(0.08)	(0.42)	(0.50)	$9.47	31.45%	0.90%	0.82%	90%	$176,015
2016	$9.23	0.07	(0.59)	(0.52)	(0.06)	(1.03)	(1.09)	$7.62	(5.86)%	0.91%	0.78%	95%	$67,173
2015	$9.94	0.11	0.48	0.59	(0.09)	(1.21)	(1.30)	$9.23	6.62%	0.89%	1.01%	78%	$39,898
2014(8)	$10.38	0.07	1.14	1.21	(0.06)	(1.59)	(1.65)	$9.94	12.46%	0.87%(4)	1.06%(4)	111%(9)	$13,430

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2018 (unaudited).

(4)	Annualized.

(5)	April 10, 2017 (commencement of sale) through March 31, 2018.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(7)	Per share amount was less than $0.005.

(8)	July 26, 2013 (commencement of sale) through March 31, 2014.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

24

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

25

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by

26

the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90806 1811

Semiannual Report

September 30, 2018

Value Fund
Investor Class (TWVLX)
I Class (AVLIX)
Y Class (AVUYX)
A Class (TWADX)
C Class (ACLCX)
R Class (AVURX)
R5 Class (AVUGX)
R6 Class (AVUDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2018. It provides a market overview (below), followed by a schedule of fund investments and other financial information. For additional commentary and information on fund performance, plus other investment insights, we encourage you to visit our website, americancentury.com.

Upbeat Economy Drove Stock Prices, Treasury Yields Higher

After facing a raucous start to 2018, investors adjusted to heightened market volatility stemming from rising U.S. interest rates, geopolitical tensions, and fears of a global trade war. At the same time, the U.S. economy continued to accelerate, bolstered by the effects of federal tax and regulatory reform. Annualized gross domestic product (GDP) growth jumped from 2.2% in the first quarter to 4.2% in the second quarter, and estimates from the Federal Reserve (Fed) pegged third-quarter GDP growth at approximately 4.0%. Meanwhile, S&P 500 companies reported record earnings growth.

These factors fueled investor optimism toward U.S. stocks. The S&P 500 Index, which reached several milestone levels during the period, returned 11.4% for the six-month period. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks outperformed their larger peers, and growth stocks outperformed their value counterparts, according to Russell Investments.

The backdrop for fixed-income investors was more challenging. The Fed’s rate-hike campaign, combined with improving economic data and an uptick in inflation, drove U.S. Treasury yields higher and investment-grade bond returns lower. The Bloomberg Barclays U.S. Aggregate Bond Index returned -0.1% for the six-month period, while global bond returns were even weaker. Investor preferences for risk extended to the bond market, as spread (non-Treasury) sectors generally outperformed Treasuries. U.S. high-yield corporate bonds were notable outperformers, advancing more than 3% (according to Bloomberg Barclays U.S. Corporate High-Yield Bond Index) on strong corporate earnings and fundamentals, rising oil prices, and investor demand for yield.

With economic growth accelerating, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Fund Characteristics

SEPTEMBER 30, 2018
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.4%
Procter & Gamble Co. (The)	3.2%
Pfizer, Inc.	2.8%
U.S. Bancorp	2.6%
General Electric Co.	2.5%
Bank of America Corp.	2.5%
Johnson & Johnson	2.4%
Schlumberger Ltd.	2.4%
Wells Fargo & Co.	2.4%
AT&T, Inc.	2.3%

Top Five Industries	% of net assets
Banks	14.1%
Oil, Gas and Consumable Fuels	10.5%
Pharmaceuticals	10.0%
Capital Markets	4.7%
Diversified Telecommunication Services	4.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.1%
Foreign Common Stocks*	6.6%
Exchange-Traded Funds	1.3%
Total Equity Exposure	97.0%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	—**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period(1) 4/1/18 - 9/30/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,082.10	$5.12	0.98%
I Class	$1,000	$1,083.00	$4.07	0.78%
Y Class	$1,000	$1,083.80	$3.29	0.63%
A Class	$1,000	$1,079.60	$6.41	1.23%
C Class	$1,000	$1,076.80	$10.31	1.98%
R Class	$1,000	$1,079.40	$7.71	1.48%
R5 Class	$1,000	$1,083.00	$4.07	0.78%
R6 Class	$1,000	$1,083.80	$3.29	0.63%
Hypothetical
Investor Class	$1,000	$1,020.16	$4.96	0.98%
I Class	$1,000	$1,021.16	$3.95	0.78%
Y Class	$1,000	$1,021.91	$3.19	0.63%
A Class	$1,000	$1,018.90	$6.23	1.23%
C Class	$1,000	$1,015.14	$10.00	1.98%
R Class	$1,000	$1,017.65	$7.49	1.48%
R5 Class	$1,000	$1,021.16	$3.95	0.78%
R6 Class	$1,000	$1,021.91	$3.19	0.63%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

5

Schedule of Investments

SEPTEMBER 30, 2018 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 95.7%
Airlines — 0.4%
Alaska Air Group, Inc.	110,030	$7,576,666
Southwest Airlines Co.	78,770	4,919,186
		12,495,852
Auto Components — 0.7%
BorgWarner, Inc.	219,670	9,397,483
Delphi Technologies plc	403,204	12,644,477
		22,041,960
Automobiles — 1.3%
General Motors Co.	741,449	24,964,588
Honda Motor Co. Ltd.	558,800	16,913,512
		41,878,100
Banks — 14.1%
Bank of America Corp.	2,752,250	81,081,285
BB&T Corp.	642,260	31,175,300
BOK Financial Corp.	63,976	6,223,585
Comerica, Inc.	126,107	11,374,851
JPMorgan Chase & Co.	976,561	110,195,143
M&T Bank Corp.	118,900	19,563,806
PNC Financial Services Group, Inc. (The)	308,383	41,998,681
U.S. Bancorp	1,605,002	84,760,156
Wells Fargo & Co.	1,471,878	77,361,908
		463,734,715
Beverages — 0.5%
PepsiCo, Inc.	135,740	15,175,732
Building Products — 0.7%
Johnson Controls International plc	696,239	24,368,365
Capital Markets — 4.7%
Ameriprise Financial, Inc.	129,760	19,160,362
BlackRock, Inc.	18,200	8,578,206
Franklin Resources, Inc.	489,847	14,896,247
Goldman Sachs Group, Inc. (The)	146,924	32,946,238
Invesco Ltd.	1,469,791	33,628,818
Northern Trust Corp.	226,577	23,140,309
State Street Corp.	252,285	21,136,437
		153,486,617
Commercial Services and Supplies — 0.2%
Republic Services, Inc.	111,450	8,097,957
Communications Equipment — 2.0%
Cisco Systems, Inc.	1,367,179	66,513,258
Containers and Packaging — 0.6%
Sonoco Products Co.	135,180	7,502,490

6

	Shares	Value
WestRock Co.	224,160	$11,979,110
		19,481,600
Diversified Financial Services — 2.3%
Berkshire Hathaway, Inc., Class A(1)	159	50,880,008
Berkshire Hathaway, Inc., Class B(1)	115,620	24,755,398
		75,635,406
Diversified Telecommunication Services — 4.4%
AT&T, Inc.	2,256,470	75,772,262
Verizon Communications, Inc.	1,272,630	67,945,716
		143,717,978
Electric Utilities — 0.9%
Edison International	189,776	12,844,040
PG&E Corp.(1)	363,416	16,720,770
		29,564,810
Electrical Equipment — 1.1%
Hubbell, Inc.	193,071	25,788,494
nVent Electric plc	369,240	10,028,558
		35,817,052
Electronic Equipment, Instruments and Components — 1.1%
Keysight Technologies, Inc.(1)	198,817	13,177,591
TE Connectivity Ltd.	263,539	23,172,984
		36,350,575
Energy Equipment and Services — 4.3%
Baker Hughes a GE Co.	921,479	31,173,634
Halliburton Co.	391,760	15,878,033
Helmerich & Payne, Inc.	108,793	7,481,695
National Oilwell Varco, Inc.	244,943	10,552,144
Schlumberger Ltd.	1,278,940	77,913,025
		142,998,531
Equity Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co.	457,750	14,771,593
Food and Staples Retailing — 1.3%
Walmart, Inc.	445,341	41,821,973
Food Products — 4.0%
Conagra Brands, Inc.	499,533	16,969,136
General Mills, Inc.	474,380	20,360,390
Kellogg Co.	353,334	24,740,447
Mondelez International, Inc., Class A	1,195,836	51,373,114
Orkla ASA	2,008,950	16,972,557
		130,415,644
Health Care Equipment and Supplies — 4.1%
Abbott Laboratories	281,680	20,664,045
Medtronic plc	591,260	58,162,246
Siemens Healthineers AG(1)	362,538	15,942,531
Zimmer Biomet Holdings, Inc.	298,893	39,295,463
		134,064,285

7

	Shares	Value
Health Care Providers and Services — 3.3%
Cardinal Health, Inc.	630,490	$34,046,460
Cigna Corp.	40,240	8,379,980
Express Scripts Holding Co.(1)	237,139	22,530,576
McKesson Corp.	267,810	35,524,997
Universal Health Services, Inc., Class B	63,098	8,066,448
		108,548,461
Hotels, Restaurants and Leisure — 0.6%
Carnival Corp.	148,767	9,486,872
Sodexo SA	94,320	10,002,669
		19,489,541
Household Products — 3.6%
Kimberly-Clark Corp.	114,290	12,987,916
Procter & Gamble Co. (The)	1,251,954	104,200,131
		117,188,047
Industrial Conglomerates — 3.2%
General Electric Co.	7,402,004	83,568,625
Siemens AG	157,320	20,154,314
		103,722,939
Insurance — 3.1%
Aflac, Inc.	297,166	13,987,604
Chubb Ltd.	287,493	38,420,564
MetLife, Inc.	424,528	19,833,948
Reinsurance Group of America, Inc.	133,309	19,271,149
Unum Group	231,640	9,050,175
		100,563,440
Leisure Products — 0.4%
Mattel, Inc.(1)	756,802	11,881,791
Machinery — 1.2%
Atlas Copco AB, B Shares	405,930	10,831,773
Cummins, Inc.	70,630	10,316,924
IMI plc	1,254,380	17,935,504
		39,084,201
Metals and Mining — 0.5%
BHP Billiton Ltd.	615,870	15,416,639
Multiline Retail — 0.6%
Target Corp.	214,444	18,916,105
Oil, Gas and Consumable Fuels — 10.5%
Anadarko Petroleum Corp.	526,660	35,502,151
Apache Corp.	283,005	13,490,848
Chevron Corp.	531,147	64,948,655
Cimarex Energy Co.	372,943	34,661,323
ConocoPhillips	255,523	19,777,480
Devon Energy Corp.	767,745	30,663,735
EQT Corp.	555,901	24,587,501
Noble Energy, Inc.	1,182,150	36,871,259
Occidental Petroleum Corp.	329,813	27,100,734

8

	Shares/Principal Amount	Value
Royal Dutch Shell plc, B Shares	759,080	$26,604,566
TOTAL SA	452,084	29,309,988
		343,518,240
Pharmaceuticals — 10.0%
Allergan plc	175,280	33,387,335
Bristol-Myers Squibb Co.	184,330	11,443,206
Johnson & Johnson	580,169	80,161,951
Merck & Co., Inc.	1,057,977	75,052,888
Pfizer, Inc.	2,060,593	90,810,334
Roche Holding AG	100,460	24,337,034
Teva Pharmaceutical Industries Ltd. ADR	682,167	14,693,877
		329,886,625
Road and Rail — 1.0%
Heartland Express, Inc.	1,742,585	34,381,202
Semiconductors and Semiconductor Equipment — 3.4%
Applied Materials, Inc.	266,554	10,302,312
Intel Corp.	1,419,847	67,144,565
QUALCOMM, Inc.	375,084	27,017,301
Teradyne, Inc.	231,879	8,574,885
		113,039,063
Software — 2.0%
Microsoft Corp.	74,572	8,528,800
Oracle Corp. (New York)	1,114,149	57,445,522
		65,974,322
Specialty Retail — 1.2%
Advance Auto Parts, Inc.	175,906	29,610,257
AutoZone, Inc.(1)	12,670	9,828,119
		39,438,376
Technology Hardware, Storage and Peripherals — 0.3%
HP, Inc.	451,395	11,632,449
Textiles, Apparel and Luxury Goods — 0.9%
Ralph Lauren Corp.	118,690	16,325,809
Tapestry, Inc.	271,747	13,660,722
		29,986,531
Trading Companies and Distributors — 0.8%
MSC Industrial Direct Co., Inc., Class A	307,969	27,135,149
TOTAL COMMON STOCKS (Cost $2,356,677,089)		3,142,235,124
EXCHANGE-TRADED FUNDS — 1.3%
iShares Russell 1000 Value ETF (Cost $40,051,834)	322,810	40,874,202
TEMPORARY CASH INVESTMENTS — 3.0%
Federal Home Loan Bank Discount Notes, 2.04%, 10/1/18(2)	$75,000,000	75,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 8.125%, 8/15/19 - 5/15/46, valued at $15,873,092), in a joint trading account at 2.00%, dated 9/28/18, due 10/1/18 (Delivery value $15,583,207)		15,580,611

9

Value
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at 9,277,716), at 1.05%, dated 9/28/18, due 10/1/18 (Delivery value $9,095,796)	$9,095,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $99,675,611)	99,675,611
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $2,496,404,534)	3,282,784,937
OTHER ASSETS AND LIABILITIES†	1,140,511
TOTAL NET ASSETS — 100.0%	$3,283,925,448

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,888,701	AUD	14,965,641	Bank of America N.A.	12/31/18	$63,040
USD	396,387	AUD	545,045	Bank of America N.A.	12/31/18	2,119
USD	17,686,663	CHF	16,847,078	UBS AG	12/31/18	368,240
USD	663,801	CHF	633,974	UBS AG	12/31/18	12,091
USD	55,762,387	EUR	47,080,626	Credit Suisse AG	12/31/18	671,727
USD	2,012,094	EUR	1,697,182	Credit Suisse AG	12/31/18	26,163
USD	33,371,551	GBP	25,095,543	Morgan Stanley	12/31/18	514,124
USD	12,679,556	JPY	1,417,815,300	Bank of America N.A.	12/28/18	111,652
USD	404,562	JPY	45,262,800	Bank of America N.A.	12/28/18	3,340
USD	12,720,410	NOK	103,420,746	Goldman Sachs & Co.	12/28/18	(35,754)
USD	8,174,423	SEK	71,271,160	Goldman Sachs & Co.	12/28/18	91,998
						$1,828,740

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2018 (UNAUDITED)
Assets
Investment securities, at value (cost of $2,496,404,534)	$3,282,784,937
Foreign currency holdings, at value (cost of $514)	506
Receivable for investments sold	6,576,101
Receivable for capital shares sold	38,832,691
Unrealized appreciation on forward foreign currency exchange contracts	1,864,494
Dividends and interest receivable	6,451,460
3,336,510,189

Liabilities
Disbursements in excess of demand deposit cash	344,475
Payable for investments purchased	10,513,068
Payable for capital shares redeemed	39,148,581
Unrealized depreciation on forward foreign currency exchange contracts	35,754
Accrued management fees	2,424,555
Distribution and service fees payable	118,308
52,584,741

Net Assets	$3,283,925,448

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,386,704,739
Undistributed net investment income	2,608,572
Undistributed net realized gain	106,412,118
Net unrealized appreciation	788,200,019
$3,283,925,448

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,041,397,204	219,527,726	$9.30
I Class, $0.01 Par Value	$381,015,184	40,897,899	$9.32
Y Class, $0.01 Par Value	$317,512,627	34,077,161	$9.32
A Class, $0.01 Par Value	$110,561,887	11,898,691	$9.29*
C Class, $0.01 Par Value	$24,696,177	2,699,837	$9.15
R Class, $0.01 Par Value	$180,423,107	19,404,279	$9.30
R5 Class, $0.01 Par Value	$1,765,563	189,438	$9.32
R6 Class, $0.01 Par Value	$226,553,699	24,317,027	$9.32
*Maximum offering price $9.86 (net asset value divided by 0.9425).

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $143,046)	$39,155,824
Interest	646,182
39,802,006

Expenses:
Management fees	14,789,819
Distribution and service fees:
A Class	143,072
C Class	136,252
R Class	430,761
Directors' fees and expenses	48,471
Other expenses	5,180
15,553,555

Net investment income (loss)	24,248,451

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	131,767,027
Forward foreign currency exchange contract transactions	6,746,457
Foreign currency translation transactions	(41,732)
138,471,752

Change in net unrealized appreciation (depreciation) on:
Investments	92,283,946
Forward foreign currency exchange contracts	1,723,257
Translation of assets and liabilities in foreign currencies	(8,812)
93,998,391

Net realized and unrealized gain (loss)	232,470,143

Net Increase (Decrease) in Net Assets Resulting from Operations	$256,718,594

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED) AND YEAR ENDED MARCH 31, 2018
Increase (Decrease) in Net Assets	September 30, 2018	March 31, 2018
Operations
Net investment income (loss)	$24,248,451	$53,522,139
Net realized gain (loss)	138,471,752	195,236,802
Change in net unrealized appreciation (depreciation)	93,998,391	(136,942,380)
Net increase (decrease) in net assets resulting from operations	256,718,594	111,816,561

Distributions to Shareholders
From net investment income:
Investor Class	(13,231,877)	(31,929,403)
I Class	(3,993,081)	(10,054,845)
Y Class	(1,226,340)	(2,549)
A Class	(589,301)	(1,515,298)
C Class	(38,098)	(148,441)
R Class	(696,483)	(1,371,454)
R5 Class	(41)	(84)
R6 Class	(1,865,419)	(3,527,513)
From net realized gains:
Investor Class	—	(118,423,502)
I Class	—	(36,529,555)
Y Class	—	(288)
A Class	—	(6,827,040)
C Class	—	(1,771,482)
R Class	—	(8,415,554)
R5 Class	—	(288)
R6 Class	—	(10,158,117)
Decrease in net assets from distributions	(21,640,640)	(230,675,413)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(147,712,196)	(70,448,871)

Net increase (decrease) in net assets	87,365,758	(189,307,723)

Net Assets
Beginning of period	3,196,559,690	3,385,867,413
End of period	$3,283,925,448	$3,196,559,690

Undistributed net investment income	$2,608,572	$761

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2018 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

15

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended September 30, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.85% to 1.00%	0.97%
I Class	0.65% to 0.80%	0.77%
Y Class	0.50% to 0.65%	0.62%
A Class	0.85% to 1.00%	0.97%
C Class	0.85% to 1.00%	0.97%
R Class	0.85% to 1.00%	0.97%
R5 Class	0.65% to 0.80%	0.77%
R6 Class	0.50% to 0.65%	0.62%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended September 30, 2018 are detailed in the Statement of Operations.

16

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $8,433,615 and $8,740,712, respectively. The effect of interfund transactions on the Statement of Operations was $275,245 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 2018 were $788,128,317 and $962,458,211, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2018		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,600,000,000		1,520,000,000
Sold	8,057,460	$72,572,024	38,239,252	$341,794,990
Issued in reinvestment of distributions	1,419,539	12,994,365	16,645,732	147,677,850
Redeemed	(26,095,682)	(236,042,883)	(83,829,750)	(752,701,212)
	(16,618,683)	(150,476,494)	(28,944,766)	(263,228,372)
I Class/Shares Authorized	380,000,000		500,000,000
Sold	7,813,872	70,630,716	28,587,515	257,956,737
Issued in reinvestment of distributions	402,413	3,669,870	5,152,094	45,809,199
Redeemed	(42,085,453)	(385,486,225)	(17,258,883)	(154,296,019)
	(33,869,168)	(311,185,639)	16,480,726	149,469,917
Y Class/Shares Authorized	250,000,000		50,000,000
Sold	34,464,619	318,454,690	119,399	1,065,642
Issued in reinvestment of distributions	130,709	1,224,055	322	2,837
Redeemed	(637,873)	(5,960,584)	(15)	(143)
	33,957,455	313,718,161	119,706	1,068,336
A Class/Shares Authorized	90,000,000		90,000,000
Sold	1,142,582	10,346,942	3,529,282	31,579,275
Issued in reinvestment of distributions	52,304	478,694	812,002	7,195,896
Redeemed	(2,756,604)	(24,891,142)	(8,506,421)	(76,208,050)
	(1,561,718)	(14,065,506)	(4,165,137)	(37,432,879)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	76,753	676,162	533,342	4,686,329
Issued in reinvestment of distributions	3,954	35,769	207,225	1,804,521
Redeemed	(781,935)	(6,974,390)	(1,310,789)	(11,560,137)
	(701,228)	(6,262,459)	(570,222)	(5,069,287)
R Class/Shares Authorized	140,000,000		100,000,000
Sold	1,523,778	13,658,504	5,375,932	48,069,823
Issued in reinvestment of distributions	75,969	696,483	1,104,583	9,787,008
Redeemed	(483,648)	(4,394,191)	(1,211,218)	(10,903,868)
	1,116,099	9,960,796	5,269,297	46,952,963
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	188,835	1,759,944	557	5,001
Issued in reinvestment of distributions	4	41	42	372
	188,839	1,759,985	599	5,373
R6 Class/Shares Authorized	225,000,000		130,000,000
Sold	6,054,463	53,134,245	12,243,329	110,457,423
Issued in reinvestment of distributions	203,372	1,865,100	1,539,010	13,685,630
Redeemed	(5,072,542)	(46,160,385)	(9,594,882)	(86,357,975)
	1,185,293	8,838,960	4,187,457	37,785,078
Net increase (decrease)	(16,303,111)	$(147,712,196)	(7,622,340)	$(70,448,871)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the Y Class and R5 Class.

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobiles	$24,964,588	$16,913,512	—
Food Products	113,443,087	16,972,557	—
Health Care Equipment and Supplies	118,121,754	15,942,531	—
Hotels, Restaurants and Leisure	9,486,872	10,002,669	—
Industrial Conglomerates	83,568,625	20,154,314	—
Machinery	10,316,924	28,767,277	—
Metals and Mining	—	15,416,639	—
Oil, Gas and Consumable Fuels	287,603,686	55,914,554	—
Pharmaceuticals	305,549,591	24,337,034	—
Other Industries	1,984,758,910	—	—
Exchange-Traded Funds	40,874,202	—	—
Temporary Cash Investments	—	99,675,611	—
	$2,978,688,239	$304,096,698	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,864,494	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$35,754	—

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7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $149,681,515.

The value of foreign currency risk derivative instruments as of September 30, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $1,864,494 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $35,754 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $6,746,457 in net realized gain (loss) on forward foreign currency exchange contract transactions and $1,723,257 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$2,606,892,451
Gross tax appreciation of investments	$772,766,145
Gross tax depreciation of investments	(96,873,659)
Net tax appreciation (depreciation) of investments	$675,892,486

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2018, the fund had post-October capital loss deferrals of $(40,048), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018(3)	$8.65	0.07	0.64	0.71	(0.06)	—	(0.06)	$9.30	8.21%	0.98%(4)	1.45%(4)	25%	$2,041,397
2018	$8.98	0.14	0.17	0.31	(0.13)	(0.51)	(0.64)	$8.65	3.38%	0.98%	1.59%	35%	$2,043,212
2017	$7.73	0.13	1.39	1.52	(0.12)	(0.15)	(0.27)	$8.98	19.79%	0.98%	1.48%	46%	$2,380,747
2016	$8.55	0.13	(0.28)	(0.15)	(0.15)	(0.52)	(0.67)	$7.73	(1.53)%	0.98%	1.65%	48%	$2,009,044
2015	$8.46	0.13	0.62	0.75	(0.13)	(0.53)	(0.66)	$8.55	8.91%	0.97%	1.54%	45%	$2,003,967
2014	$7.11	0.13	1.34	1.47	(0.12)	—	(0.12)	$8.46	20.82%	0.98%	1.60%	49%	$2,406,139
I Class
2018(3)	$8.67	0.07	0.65	0.72	(0.07)	—	(0.07)	$9.32	8.30%	0.78%(4)	1.65%(4)	25%	$381,015
2018	$9.00	0.16	0.17	0.33	(0.15)	(0.51)	(0.66)	$8.67	3.58%	0.78%	1.79%	35%	$648,241
2017	$7.75	0.14	1.40	1.54	(0.14)	(0.15)	(0.29)	$9.00	19.98%	0.78%	1.68%	46%	$524,448
2016	$8.56	0.15	(0.27)	(0.12)	(0.17)	(0.52)	(0.69)	$7.75	(1.21)%	0.78%	1.85%	48%	$546,782
2015	$8.47	0.15	0.62	0.77	(0.15)	(0.53)	(0.68)	$8.56	9.10%	0.77%	1.74%	45%	$1,215,076
2014	$7.12	0.14	1.34	1.48	(0.13)	—	(0.13)	$8.47	21.03%	0.78%	1.80%	49%	$749,868
Y Class
2018(3)	$8.67	0.09	0.64	0.73	(0.08)	—	(0.08)	$9.32	8.38%	0.63%(4)	1.80%(4)	25%	$317,513
2018(5)	$8.98	0.19	0.17	0.36	(0.16)	(0.51)	(0.67)	$8.67	3.94%	0.63%(4)	2.15%(4)	35%(6)	$1,038

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018(3)	$8.65	0.05	0.64	0.69	(0.05)	—	(0.05)	$9.29	7.96%	1.23%(4)	1.20%(4)	25%	$110,562
2018	$8.98	0.12	0.17	0.29	(0.11)	(0.51)	(0.62)	$8.65	3.13%	1.23%	1.34%	35%	$116,377
2017	$7.73	0.11	1.39	1.50	(0.10)	(0.15)	(0.25)	$8.98	19.49%	1.23%	1.23%	46%	$158,200
2016	$8.54	0.11	(0.27)	(0.16)	(0.13)	(0.52)	(0.65)	$7.73	(1.65)%	1.23%	1.40%	48%	$138,798
2015	$8.45	0.11	0.62	0.73	(0.11)	(0.53)	(0.64)	$8.54	8.64%	1.22%	1.29%	45%	$365,063
2014	$7.10	0.11	1.34	1.45	(0.10)	—	(0.10)	$8.45	20.55%	1.23%	1.35%	49%	$362,439
C Class
2018(3)	$8.51	0.02	0.63	0.65	(0.01)	—	(0.01)	$9.15	7.68%	1.98%(4)	0.45%(4)	25%	$24,696
2018	$8.84	0.05	0.17	0.22	(0.04)	(0.51)	(0.55)	$8.51	2.40%	1.98%	0.59%	35%	$28,948
2017	$7.62	0.04	1.36	1.40	(0.03)	(0.15)	(0.18)	$8.84	18.45%	1.98%	0.48%	46%	$35,124
2016	$8.43	0.05	(0.27)	(0.22)	(0.07)	(0.52)	(0.59)	$7.62	(2.42)%	1.98%	0.65%	48%	$26,542
2015	$8.36	0.05	0.60	0.65	(0.05)	(0.53)	(0.58)	$8.43	7.77%	1.97%	0.54%	45%	$29,473
2014	$7.03	0.05	1.33	1.38	(0.05)	—	(0.05)	$8.36	19.64%	1.98%	0.60%	49%	$25,869
R Class
2018(3)	$8.65	0.04	0.65	0.69	(0.04)	—	(0.04)	$9.30	7.94%	1.48%(4)	0.95%(4)	25%	$180,423
2018	$8.98	0.10	0.16	0.26	(0.08)	(0.51)	(0.59)	$8.65	2.87%	1.48%	1.09%	35%	$158,220
2017	$7.73	0.08	1.40	1.48	(0.08)	(0.15)	(0.23)	$8.98	19.18%	1.48%	0.98%	46%	$116,917
2016	$8.55	0.09	(0.28)	(0.19)	(0.11)	(0.52)	(0.63)	$7.73	(2.02)%	1.48%	1.15%	48%	$68,477
2015	$8.46	0.09	0.62	0.71	(0.09)	(0.53)	(0.62)	$8.55	8.37%	1.47%	1.04%	45%	$52,623
2014	$7.10	0.09	1.35	1.44	(0.08)	—	(0.08)	$8.46	20.39%	1.48%	1.10%	49%	$37,076

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018(3)	$8.67	0.07	0.65	0.72	(0.07)	—	(0.07)	$9.32	8.30%	0.78%(4)	1.65%(4)	25%	$1,766
2018(5)	$8.98	0.16	0.19	0.35	(0.15)	(0.51)	(0.66)	$8.67	3.80%	0.78%(4)	1.78%(4)	35%(6)	$5
R6 Class
2018(3)	$8.67	0.08	0.65	0.73	(0.08)	—	(0.08)	$9.32	8.38%	0.63%(4)	1.80%(4)	25%	$226,554
2018	$9.00	0.17	0.17	0.34	(0.16)	(0.51)	(0.67)	$8.67	3.74%	0.63%	1.94%	35%	$200,518
2017	$7.75	0.16	1.39	1.55	(0.15)	(0.15)	(0.30)	$9.00	20.16%	0.63%	1.83%	46%	$170,432
2016	$8.56	0.16	(0.27)	(0.11)	(0.18)	(0.52)	(0.70)	$7.75	(1.06)%	0.63%	2.00%	48%	$45,959
2015	$8.47	0.17	0.61	0.78	(0.16)	(0.53)	(0.69)	$8.56	9.27%	0.62%	1.89%	45%	$34,116
2014(7)	$7.77	0.14	0.66	0.80	(0.10)	—	(0.10)	$8.47	10.41%	0.62%(4)	2.58%(4)	49%(8)	$3,140

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2018 (unaudited).

(4)	Annualized.

(5)	April 10, 2017 (commencement of sale) through March 31, 2018.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(7)	July 26, 2013 (commencement of sale) through March 31, 2014.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 28, 2018, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year. The Directors also conducted a review of the process by which the Board considers the renewal of the management agreements. The Board consulted with industry experts and reviewed industry best practices and recent judicial precedent. The Directors believe that the enhancements resulting from their review resulted in increased dialogue with the Advisor and an improved process for fund shareholders.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

24

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

25

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

26

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90807 1811

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semiannual report filings.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	November 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	November 27, 2018

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	November 27, 2018